UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Hyatt Hotels Corporation
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2020	Annual Meeting of Stockholders and Proxy Statement

Wednesday, May 20, 2020 at 9:30 a.m., Central Time

150 North Riverside Plaza, Chicago, IL 60606 • Tel: 312.750.1234

www.hyatt.com

April 6, 2020

Dear Stockholder:

You are cordially invited to attend the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Hyatt Hotels Corporation, which will be held online via live webcast, on Wednesday, May 20, 2020, at 9:30 a.m., Central Time. Due to the emerging public health threat of the coronavirus (COVID-19) pandemic and to support the health and wellbeing of our stockholders and other meeting participants, this year’s Annual Meeting will be held as a virtual meeting only. We also believe that the environmentally-friendly virtual meeting format will provide expanded access, improved communication, and cost savings for our stockholders and Hyatt. You will not be able to attend the Annual Meeting in person.

You will be able to attend the Annual Meeting online, vote your shares electronically, and submit questions during the meeting by visiting https://web.lumiagm.com/297849013; Meeting Code: Hyatt2020. To participate, you will need the control number located in the upper right corner of your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting live webcast will begin promptly at 9:30 a.m., Central Time, on May 20, 2020. Online check-in will begin promptly at 9:15 a.m., Central Time, and you should allow ample time for the online check-in procedures.

At the Annual Meeting you will be asked to (1) elect four directors to our board of directors, (2) ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm, (3) approve the Fourth Amended and Restated Hyatt Hotels Corporation Long-Term Incentive Plan, (4) approve the Second Amended and Restated Hyatt Hotels Corporation Employee Stock Purchase Plan, (5) approve, on an advisory basis, the compensation paid to our named executive officers, and (6) transact any other business as properly may come before the Annual Meeting or any adjournment or postponement thereof.

It is important that your shares be represented and voted whether or not you plan to virtually attend the Annual Meeting. You may vote on the Internet, by telephone or by completing and mailing a proxy card. Voting over the Internet, by telephone or by written proxy will ensure your shares are represented at the Annual Meeting. If you do attend the Annual Meeting, you may withdraw your proxy should you wish to vote virtually at the Annual Meeting. Please read the enclosed information carefully before voting.

Sincerely,

Thomas J. Pritzker Executive Chairman of the Board	Mark S. Hoplamazian President and Chief Executive Officer

HYATT HOTELS CORPORATION

150 North Riverside Plaza,

Chicago, Illinois 60606

Notice of Annual Meeting of Stockholders

To Be Held May 20, 2020

NOTICE HEREBY IS GIVEN that the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Hyatt Hotels Corporation (“Hyatt”) will be held online via live webcast on Wednesday, May 20, 2020, at 9:30 a.m., Central Time, at https://web.lumiagm.com/297849013; Meeting Code: Hyatt2020, for the following purposes:

1.	To elect four directors to hold office until the 2023 annual meeting of stockholders;

2.	To ratify the appointment of Deloitte & Touche LLP as Hyatt’s independent registered public accounting firm for the fiscal year ending December 31, 2020;

3.	To approve the Fourth Amended and Restated Hyatt Hotels Corporation Long-Term Incentive Plan;

4.	To approve the Second Amended and Restated Hyatt Hotels Corporation Employee Stock Purchase Plan;

5.	To conduct an advisory vote to approve the compensation paid to our named executive officers; and

6.	To transact any other business as properly may come before the Annual Meeting or any adjournment or postponement thereof.

Information relating to the above matters is set forth in the attached proxy statement. Stockholders of record at the close of business on March 20, 2020 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

This Notice of Annual Meeting of Stockholders, proxy statement and proxy card are being sent to stockholders beginning on or about April 6, 2020.

Thank you for your ongoing support of Hyatt Hotels Corporation.

Margaret C. Egan

Executive Vice President, General Counsel

and Secretary

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to be Held on May 20, 2020.

The proxy statement for the Annual Meeting and Annual Report for the fiscal year ended December 31, 2019 are available at http://wfss.mobular.net/wfss/h/.

PLEASE CAREFULLY READ THE ATTACHED PROXY STATEMENT. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, EXECUTE, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE ELECTRONICALLY VIA THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU VOTE BY INTERNET OR TELEPHONE, THEN YOU NEED NOT RETURN A WRITTEN PROXY CARD BY MAIL. STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY REVOKE THEIR PROXIES AND VOTE VIRTUALLY AT THE ANNUAL MEETING IF THEY SO DESIRE.

HYATT HOTELS CORPORATION

150 North Riverside Plaza

Chicago, Illinois 60606

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 20, 2020

The board of directors of Hyatt Hotels Corporation (referred to herein as “Hyatt,” “we,” “us” or the “Company”) solicits your proxy to vote at the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Wednesday, May 20, 2020, beginning 9:30 a.m., Central Time, online via live webcast accessible at https://web.lumiagm.com/297849013; Meeting Code: Hyatt2020, and at any adjournments or postponements thereof. This proxy statement is first being released to stockholders by the Company on or about April 6, 2020.

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to be Held on May 20, 2020.

The proxy statement for the Annual Meeting and Annual Report for the fiscal year ended December 31, 2019 are available at http://wfss.mobular.net/wfss/h/.

PROXY SUMMARY

This summary sets forth certain performance highlights, as well as information contained elsewhere in this proxy statement. You should read the entire proxy statement before casting your vote.

Annual Meeting of Stockholders

You may attend the Annual Meeting only if you were a holder of record of our common stock at the close of business on March 20, 2020, the record date. In order to attend and vote at the Annual Meeting, please follow the instructions in the section titled “Questions and Answers about the Proxy Materials and the Annual Meeting” beginning on page 73.

Voting Recommendations of the Board

Proposal	Description	For	Against	Page

1	Election of Directors			3

2	Ratification of the appointment of Deloitte & Touche LLP as independent auditor			44

3	Approval of the Fourth Amended and Restated Hyatt Hotels Corporation Long-Term Incentive Plan			47

4	Approval of the Second Amended and Restated Hyatt Hotels Corporation Employee Stock Purchase Plan			56

5	Approval, on an advisory basis, of the compensation paid to named executive officers			60

Hyatt Hotels Corporation    2020 Proxy Statement    1

Director Nominees

Each Class II director nominee is listed below, and you can find additional information in the section titled “Corporate Governance — Proposal 1 — Election of Directors” beginning on page 3.

Name	Age	Director Since	Board Committees

Thomas J. Pritzker	69	2004	Finance (Chair)

Pamela M. Nicholson	60	2014	Nominating and Corporate Governance, Talent and Compensation

Richard C. Tuttle	64	2004	Audit, Nominating and Corporate Governance (Chair)

James H. Wooten, Jr.	71	2011	Audit, Talent and Compensation

Key Features of Our Executive Compensation Program

•	Pay-for-performance strategy that focuses on variable pay over fixed pay.

•	A mix of short- and long-term incentives is weighted such that a significant percentage of total opportunity is in the form of long-term equity awards linked to long-term stockholder return.

•

Alignment of executive officer and stockholder interests by providing equity based compensation in the form of time-vested stock appreciation rights, time-vested restricted stock units, and performance-vested restricted stock units which, together, encourage a focus on earnings, returns, and long-term stockholder value while incentivizing continued employment.

•	No hedging of our stock by our named executive officers, directors, officers, and certain other individuals.

•	Share ownership requirements align the long-term interests of named executive officers and directors with the interests of stockholders.

•	No “single trigger” severance or equity acceleration upon a change in control.

•	Annual incentive plans include a mix of corporate and individual performance metrics, including non-financial measures.

Stockholder Outreach

We believe that long-term stockholder value is supported by ongoing dialogue with the Company’s stockholders and the broader investment community. We value the perspective of our stockholders and will continue to seek their input on an ongoing basis. For additional information, see “Stockholder Outreach” on page 11.

Global Environmental and Social Responsibility

Through our global corporate responsibility program initiatives, we strive to advance our commitment to care by fostering environmental stewardship, supporting responsible business practices in our operations, strengthening our community impact through volunteerism, philanthropy, and disaster relief, advocating for human rights, and promoting an inclusive workplace that allows our colleagues to grow and be themselves. See “Global Environmental and Social Responsibility” on page 11 for additional information.

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CORPORATE GOVERNANCE

Proposal 1 — Election of Directors

Hyatt’s Amended and Restated Certificate of Incorporation provides that the total number of members of the board of directors shall consist of not less than five nor more than 15 members, with the precise number of directors to be determined by a vote of a majority of the entire board of directors. At present, the board of directors has fixed the number of members of the board of directors at 11. Hyatt’s Amended and Restated Certificate of Incorporation further provides that the board of directors will be divided into three classes, as nearly equal in number as is practicable, designated Class I, Class II and Class III. Members of each class of the board of directors are elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election, with each director to hold office until his or her successor is duly elected and qualified.

Class II, the class of directors whose term expires at the Annual Meeting, currently consists of four persons. In accordance with the recommendation of the nominating and corporate governance committee, the board of directors has unanimously nominated Thomas J. Pritzker, Pamela M. Nicholson, Richard C. Tuttle, and James H. Wooten, Jr., the four incumbent directors whose terms expire at the Annual Meeting, to stand for re-election to the board of directors. Each of Messrs. Thomas Pritzker, Tuttle and Wooten and Ms. Nicholson has been nominated to hold office until the 2023 annual meeting of stockholders and until their respective successors have been duly elected and qualified. Unless otherwise instructed by the stockholder, the persons named in the enclosed proxy card will vote the shares represented by such proxy for the election of the nominees named in this proxy statement.

Each of the nominees has consented to serve as a director if elected. If any of the nominees should be unavailable to serve for any reason, the board of directors may designate a substitute nominee or substitute nominees (in which event the persons named on the enclosed proxy card will vote the shares represented by all valid proxy cards for the election of such substitute nominee or nominees). Alternatively, the board of directors may reduce the size of the board of directors or allow the vacancy or vacancies to remain open until a suitable candidate or candidates are identified by the board of directors.

The board of directors unanimously recommends that the stockholders vote “FOR” each of Thomas J. Pritzker, Pamela M. Nicholson, Richard C. Tuttle, and James H. Wooten, Jr. as directors to serve and hold office until the 2023 annual meeting of stockholders and until their respective successors have been duly elected and qualified.

Hyatt Hotels Corporation    2020 Proxy Statement    3

Our Board of Directors

Set forth below is information regarding the business experience of each of our directors that has been furnished to us by the respective director. Each director has been principally engaged in the employment indicated for the last five years unless otherwise stated. Also set forth below for each director is a discussion of the experience, qualifications, attributes or skills that led the board of directors to conclude that the director is qualified and should serve as a director of Hyatt.

Directors Standing for Re-Election

THOMAS J. PRITZKER

Director since: 2004 Age: 69

Thomas J. Pritzker has been a member of our board of directors since August 2004 and our Executive Chairman since August 2004. Mr. Pritzker served as our Chief Executive Officer from August 2004 to December 2006. Mr. Pritzker was appointed President of Hyatt Corporation in 1980 and served as Chairman and Chief Executive Officer of Hyatt Corporation from 1999 to December 2006. Mr. Pritzker is Chairman and Chief Executive Officer of The Pritzker Organization, LLC (“TPO”), the principal financial and investment advisor to certain Pritzker family business interests. Mr. Pritzker also serves as a Director of Royal Caribbean Cruises Ltd. He served as a Director of TransUnion Corp., a credit reporting service company, until June 2010 and as Chairman of Marmon Holdings, Inc. until March 2014. Mr. Pritzker is Chairman of the Board of Trustees of the Center for Strategic & International Studies; Director and Vice President of The Pritzker Foundation, a charitable foundation; Director and President of the Pritzker Family Philanthropic Fund, a charitable organization; and Director, Chairman and President of The Hyatt Foundation, a charitable foundation which established The Pritzker Architecture Prize. Mr. Pritzker is the father of Mr. Jason Pritzker, who is also a member of our board of directors.

Mr. Pritzker brings to our board of directors a deep understanding of Hyatt’s operations and extensive knowledge of the hospitality industry as a result of his 40-year history with Hyatt, including as our former Chief Executive Officer. The Company also benefits from Mr. Pritzker’s extensive network of contacts and relationships with owners and developers of hotels around the world as we pursue new opportunities and seek to enter into new management and franchise agreements. Additionally, Mr. Pritzker has significant experience leading boards of directors of for-profit and not-for-profit organizations.

PAMELA M. NICHOLSON

Director since: 2014 Age: 60

Pamela M. Nicholson has been a member of our board of directors since March 2014. Ms. Nicholson served as President and Chief Executive Officer of Enterprise Holdings, Inc., an auto rental and leasing company that operates Alamo Rent A Car, National Car Rental and Enterprise Rent-A-Car, from 2004 to 2019. Ms. Nicholson served as President and Chief Operating Officer of Enterprise Holdings, Inc. from 2008 to 2013. Ms. Nicholson serves as a Director of the Humane Society of Missouri. She served as a Director of Enterprise Holdings, Inc. from 2004 to 2019 and as a Director of Energizer Holdings, Inc. from 2002 to 2014.

Ms. Nicholson brings to the board significant senior executive and operations experience at a major, multi-national company in the travel industry, with demonstrated success in achieving high levels of customer satisfaction. The board also values Ms. Nicholson’s experience as public company director. Ms. Nicholson also contributes to the gender diversity of the board.

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RICHARD C. TUTTLE

Director since: 2004 Age: 64

Richard C. Tuttle has been a member of our board of directors since December 2004. Mr. Tuttle is a founding Principal at Prospect Partners, LLC, a lower-middle-market private equity firm, and has held this position since 1998. Prior to founding Prospect Partners, he was Executive Vice President of Corporate Development for Health Care & Retirement Corp., now Manor Care, Inc., a healthcare services company. He served as a Director of Cable Design Technologies, Inc., now Belden Inc., for 17 years. Mr. Tuttle is Chairman of the boards of directors of ESI Lighting, Inc., Polymer Holding Corporation, QMI Holdings, Inc., World Data Products, Inc. and All Glass & Windows Holdings, Inc. He also serves as a Director of the Illinois Venture Capital Association.

Mr. Tuttle contributes to our board of directors’ expertise in financing transactions and experience in working with operating companies and management teams as a result of his over 30 years of experience in private equity. Having served as a director of the Company for fifteen years, Mr. Tuttle’s long-standing knowledge of and familiarity with Hyatt and our operations benefits the board of directors. Additionally, he is sophisticated in financial and accounting matters.

JAMES H. WOOTEN, JR.

Director since: 2011 Age: 71

James H. Wooten, Jr. served as the Senior Vice President, General Counsel and Secretary of Illinois Tool Works Inc. (“ITW”), a worldwide manufacturer of engineered products and equipment from 2006 until his retirement in 2012. Mr. Wooten joined ITW in 1988 as Senior Attorney. He was named Associate General Counsel in 2000, and in 2005, he was promoted to Vice President, General Counsel and Secretary. Prior to joining ITW, Mr. Wooten practiced law at the firm of Gardner, Carton & Douglas, which is currently part of Drinker Biddle & Reath LLP. Mr. Wooten currently serves as a Director of Ann & Robert H. Lurie Children’s Hospital of Chicago and Window to the World Communications, Inc. He also serves on the Audit Committee of Ann & Robert H. Lurie Children’s Hospital of Chicago. He served as a Director of Morae Global Corporation from 2015 to 2019.

Mr. Wooten brings to our board of directors extensive experience as an executive officer of a Fortune 200 company. Throughout his more than 20 years with ITW, Mr. Wooten developed deep expertise and experience in the areas of risk assessment and management, SEC reporting issues and the general financial and operational aspects of managing a global enterprise. The board of directors also values Mr. Wooten’s experience on various private and not-for-profit company boards of directors and committees. As an African-American, Mr. Wooten contributes to the diversity of the board of directors.

Continuing Directors

PAUL D. BALLEW

Director since: 2017 Age: 56

Paul D. Ballew has been a member of our board of directors since March 2017. Mr. Ballew has served as Chief Data and Analytics Officer at Loblaw Companies Limited since April 2019. Mr. Ballew previously served as Global Chief Data and Analytics Officer at the Ford Motor Company from December 2014 to April 2019. Prior to joining Ford, Mr. Ballew held senior positions in data and customer analytics at The Dun & Bradstreet Corporation, Nationwide Mutual Insurance Company, General Motors Corporation, and JD Power Associates. Mr. Ballew is also a former Research Officer and Senior Economist at the Federal Reserve Bank of Chicago. Mr. Ballew served as a Director of NeuStar, Inc. from June 2015 to June 2017.

Mr. Ballew brings to our board of directors extensive experience in customer analytics, data operations, and strategy. Mr. Ballew also provides valuable insight regarding the future technological needs of Hyatt and the hospitality industry. Through his years of executive and technological leadership, Mr. Ballew provides the board with operations and technology experience, as well as important perspectives on innovation, management development, and global challenges and opportunities. Additionally, Mr. Ballew is sophisticated in financial and accounting matters.

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MARK S. HOPLAMAZIAN

Director since: 2006 Age: 56

Mark S. Hoplamazian was appointed to our board of directors in November 2006 and named President and Chief Executive Officer of Hyatt Hotels Corporation in December 2006. Prior to being appointed to his present position, Mr. Hoplamazian served as President of TPO, the principal financial and investment advisor to certain Pritzker family business interests. During his 17 year tenure with TPO, he served as advisor to various Pritzker family-owned companies, including Hyatt Hotels Corporation and its predecessors. He previously worked in international mergers and acquisitions at The First Boston Corporation in New York. Mr. Hoplamazian serves on the Board of Directors of VF Corporation and serves on the Council on the University of Chicago Booth School of Business, the Executive Committee of the Board of Directors of World Business Chicago, the Board of Directors of Brand USA, Skills for Chicagoland’s Future, and the Chicago Council on Global Affairs, and the Board of Trustees of the Aspen Institute and of the Latin School of Chicago. Mr. Hoplamazian is a member of the World Travel & Tourism Council, the Commercial Club of Chicago, and the Discovery Class of the Henry Crown Fellowship.

As Hyatt’s President and Chief Executive Officer, Mr. Hoplamazian provides our board of directors with valuable insight regarding Hyatt’s operations, management team, colleagues and culture, as a result of his day-to-day involvement in the operations of the business, and he performs a critical role in board discussions regarding strategic planning and development for the Company. The board of directors also benefits from Mr. Hoplamazian’s historical knowledge of Hyatt based on his experience advising Hyatt on business and financial matters in his various prior roles at TPO. Mr. Hoplamazian is financially sophisticated and also has significant mergers and acquisitions and corporate finance experience.

SUSAN D. KRONICK

Director since: 2009 Age 68

Susan D. Kronick has been a member of our board of directors since June 2009. Ms. Kronick has been an Operating Partner at Marvin Traub Associates, a retail business development firm, since 2012. From March 2003 until March 2010, Ms. Kronick served as Vice Chair of Macy’s, Inc., the operator of Macy’s and Bloomingdale’s department stores. Ms. Kronick served as Group President, Regional Department Stores of Macy’s, Inc. from April 2001 to February 2003; prior thereto she served as Chairman and Chief Executive Officer of Macy’s Florida from June 1997 to March 2001. Ms. Kronick serves as a Director of American Airlines Group Inc. Ms. Kronick served as a Director of The Pepsi Bottling Group, Inc. from March 1999 to February 2010.

Ms. Kronick brings to our board of directors a strong background in marketing and experience in building industry leading brands as a result of the various management positions she has held with Macy’s, Inc., most recently as Vice Chair. As a result of her positions with Macy’s, Inc., Ms. Kronick also has gained valuable financial and operations experience. The board also values Ms. Kronick’s experience as public company director. Additionally, she contributes to the gender diversity of the board of directors.

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MACKEY J. MCDONALD

Director since: 2009 Age: 73

Mackey J. McDonald has been a member of our board of directors since June 2009. Mr. McDonald served as a Senior Advisor to Crestview Partners, a private equity firm, from 2008 to 2019. Mr. McDonald served as Chairman and Chief Executive Officer of VF Corporation, an apparel manufacturer, from 1998 until his retirement in August 2008. From 1996 to 2006, he was the President of VF Corporation and prior thereto he served as VF Group Vice President. Mr. McDonald is a Director of Bernhardt Industries, Inc. Mr. McDonald served as a Director of The Kraft Heinz Company from 2015 to 2018, as a Director of Kraft Foods, Inc. from 2012 to 2015, as a Director of Wells Fargo & Company (formerly Wachovia Corporation) from 1997 to 2012, as a Director of VF Corporation from 1993 to 2008, as a Director of The Hershey Company from 1996 to 2007, and as a Director of Tyco International Ltd. from 2002 to 2007.

Mr. McDonald brings to our board of directors deep management and operations experience as well as experience building internationally recognized brands as a result of his leadership positions with VF Corporation. The board of directors also values Mr. McDonald’s experience as a chief executive officer and significant public company board of directors and executive compensation experience, including his former service on the Human Resources Committee of Wells Fargo & Company (formerly Wachovia Corporation) and former service as Chairman of the Compensation and Human Resources Committee of Tyco International Ltd. and on the Compensation and Executive Organization Committee of The Hershey Company.

CARY D. MCMILLAN
Director since: 2013 Age: 62

Cary D. McMillan has been a member of our board of directors since June 2013. Mr. McMillan is the Chief Executive Officer of True Partners Consulting LLC, a nationwide provider of tax and financial consulting services, headquartered in Chicago. Mr. McMillan co-founded True Partners Consulting LLC in 2005. Prior to joining True Partners Consulting LLC, he was Executive Vice President of Sara Lee Corporation, Chief Executive Officer of Sara Lee Branded Apparel and a member of Sara Lee Corporation’s board of directors. Before joining Sara Lee in 1999 as its Chief Financial Officer, he was managing partner of Arthur Andersen’s Chicago office. Mr. McMillan serves as a Director of American Eagle Outfitters, Inc. He served as a Director of Hewitt Associates from 2002 to 2010 and of McDonald’s Corporation from 2003 to 2015. He is also active in the Chicago non-profit community. He currently is a Trustee of The Art Institute of Chicago, Millennium Park, and WTTW.

Mr. McMillan brings to our board of directors extensive management and operations experience as a senior executive at a global, complex consumer brand company. The board of directors values Mr. McMillan’s knowledge of strategy and business development, finance and accounting skills and international operations experience. Mr. McMillan is also a certified public accountant and an audit committee financial expert. His experience as a former audit partner with Arthur Andersen LLP, as well as his service on the Audit Committee of American Eagle Outfitters, Inc. and prior service on the Audit Committee of McDonald’s Corporation, provides him with extensive knowledge of financial and accounting issues.

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JASON PRITZKER
Director since: 2014 Age: 40

Jason Pritzker has been a member of our board of directors since March 2014. Mr. Pritzker serves as an investment professional at TPO. Mr. Pritzker co-founded Yapmo.com (now doing business as Konverse), where he also served as President from 2011 to 2013 and as a Director until March 2016. Mr. Pritzker also co-founded Visible Vote LLC, a mobile software company, where he served as President from March 2009 until May 2012. Mr. Pritzker is a Director of TMS International Corporation and Lithko Contracting LLC. Mr. Pritzker previously worked for Webb Wheel Products, a subsidiary of The Marmon Group, and as an analyst for Goldman, Sachs & Co. Mr. Pritzker is the son of Mr. Thomas J. Pritzker, our Executive Chairman.

The board of directors values Mr. Pritzker’s expanding relationships with many of the owners and developers of our hotels around the world as we strive to maintain valuable relationships, pursue new opportunities and enter into new management and franchise agreements.

MICHAEL A. ROCCA
Director since: 2008 Age: 75

Michael A. Rocca has been a member of our board of directors since March 2008. From 1994 to 2000, Mr. Rocca served as Senior Vice President and Chief Financial Officer of Mallinckrodt Inc., a pharmaceutical and medical device manufacturer. Prior to 1994, Mr. Rocca served in a variety of finance positions with Honeywell Inc., a diversified technology and manufacturing company, including Vice President, Treasurer and Vice President, Finance Europe. Mr. Rocca previously served as a Director of Lawson Software, Inc. from 2003 to 2011 and St. Jude Medical Inc. from 2004 to 2017.

Mr. Rocca is an audit committee financial expert and has extensive experience chairing public company audit committees. His background as Senior Vice President and Chief Financial Officer of Mallinckrodt Inc., various finance positions with Honeywell Inc. and overall financial and accounting expertise make Mr. Rocca particularly well-suited to assist our board of directors with its oversight responsibilities regarding Hyatt’s financial statements and its financial reporting and disclosure practices.

Other than the relationships of Mr. Thomas J. Pritzker and Mr. Jason Pritzker as described above, there are no family relationships among any of our directors or executive officers.

Our Class III directors, whose terms will expire at the 2021 annual meeting of stockholders, are Ms. Kronick, Mr. McDonald, and Mr. Jason Pritzker.

Our Class I directors, whose terms will expire at the 2022 annual meeting of stockholders, are Mr. Ballew, Mr. Hoplamazian, Mr. McMillan, and Mr. Rocca.

While voting agreements entered into with or among our major stockholders are in effect, they may provide our board of directors with effective control over the election of directors. Directors can be removed from our board of directors only for cause. Vacancies on our board of directors, and any newly created director positions created by the expansion of the board of directors, can be filled only by a majority of remaining directors then in office.

Pursuant to our letter agreement with Mr. Thomas J. Pritzker, we have agreed that so long as he is a member of our board of directors, we will use our commercially reasonable efforts to appoint him as our Executive Chairman as long as he is willing and able to serve in that office. If he is not re-appointed as Executive Chairman, he will be entitled to terminate his employment with the rights and entitlements available to him under our severance policies as if his employment were terminated by us without cause.

Pursuant to our letter agreement with Mr. Hoplamazian, we have agreed that so long as he is our President and Chief Executive Officer, we will use our commercially reasonable efforts to nominate him for re-election as a director prior to the end of his term. If he is not re-elected to the board of directors, he will be entitled to terminate his employment with the rights and entitlements available to him under our severance policies as if his employment were terminated by us without cause.

During the fiscal year ended December 31, 2019, Hyatt’s board of directors held seven meetings (and took action six times by unanimous written consent). The audit committee held eight meetings, the talent and compensation committee held five meetings (and took action two times by unanimous written consent), the nominating and corporate governance committee held five meetings, and the finance committee held five meetings (and took action seven times by unanimous written consent). No incumbent director attended fewer than 75% of the total number of meetings of the

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board of directors and committees on which such director served during 2019. We do not have a policy regarding attendance of directors at our annual meetings of stockholders. All of our directors attended our 2019 annual meeting of stockholders.

Board Leadership Structure

The Hyatt Hotels Corporation Corporate Governance Guidelines (the “Corporate Governance Guidelines”) provide that the offices of the Chairman of the board of directors and Chief Executive Officer may be either combined or separated at the discretion of the board of directors. Mr. Thomas J. Pritzker currently serves as our Executive Chairman and Mr. Hoplamazian currently serves as our President and Chief Executive Officer. Prior to Mr. Hoplamazian being named to this position in December 2006, Mr. Thomas J. Pritzker served as our Executive Chairman and Chief Executive Officer. Mr. Hoplamazian also serves on our board of directors. As President and Chief Executive Officer, Mr. Hoplamazian is responsible for setting the strategic direction for the Company and the day-to-day leadership and performance of the Company, while Mr. Thomas J. Pritzker, as Executive Chairman, provides guidance to the President and Chief Executive Officer on a variety of key issues and sets, with input from Mr. Hoplamazian, the agenda for board of directors meetings and presides over meetings of the full board of directors. Our board of directors has determined that Mr. Thomas J. Pritzker’s active involvement as Executive Chairman while Mr. Hoplamazian serves as President and Chief Executive Officer and a Director benefits the Company as a result of Mr. Thomas J. Pritzker’s deep understanding of the Company’s operations, relationships with owners and developers, and extensive knowledge of the hospitality industry.

Our Corporate Governance Guidelines also provide that from time to time, the independent directors may determine that the board of directors should have a lead director. In the event that the independent directors make such a determination, the chairman of the nominating and corporate governance committee shall become the lead director on an ex officio basis. In the event that a lead director is designated, his or her duties would include: assisting the chairman of the board and board of directors in assuring compliance with, and implementation of, the Company’s Corporate Governance Guidelines, coordinating the agenda for and moderating sessions of the board of directors’ non-management directors and acting as principal liaison between the non-management directors and the chairman of the board on sensitive issues. The Company currently has eight independent directors and to date they have not determined that the board of directors should have a lead director.

Our board of directors believes that this current board leadership structure is in the best interests of the Company and its stockholders at this time. Our Corporate Governance Guidelines provide the flexibility for our board of directors to modify or continue our leadership structure in the future, as it deems appropriate.

Our non-management directors regularly meet in executive session without management present, and our independent directors meet in executive session at least once a year. The chairman of the nominating and corporate governance committee presides at such sessions.

Board Role in Risk Oversight

Management is responsible for the Company’s day-to-day risk management activities and processes, and our board of directors’ role is to engage in informed oversight of, and to provide direction with respect to, such risk management activities and processes. In fulfilling this oversight role, our board of directors focuses on understanding the nature of our enterprise risks, including risk in our operations, finances and strategic direction. Our board of directors performs this oversight function in a variety of ways, including the following:

•

the board of directors receives management updates on our business operations, including cybersecurity, financial results and strategy and, as appropriate, discusses and provides feedback with respect to risks related to those topics;

•

the Company maintains a risk council that is led by our senior vice president of internal audit and is comprised of certain members of management from different functional areas and business units. The risk council is responsible for identifying, assessing, prioritizing and monitoring critical risks of the Company and periodically reports to the board of directors and the audit committee regarding the Company’s risk management processes and procedures; and

•

while the full board is responsible to monitor enterprise risk management overall, the audit committee assists the board of directors in its oversight of risk management by discussing with management, the internal auditors and the independent auditors the Company’s policies and procedures with respect to the process governing risk assessment and risk management. To this end, the audit committee discusses with management the Company’s major financial, reporting and disclosure risk exposures and the steps management has taken to monitor and control such exposures. Additionally, the talent and compensation committee helps assess risk associated with the Company’s compensation policies and procedures.

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Communications with the Board of Directors

All interested parties who wish to communicate with any of our directors, including our non-management directors, can address their communications as follows:

Mail:	Hyatt Hotels Corporation
Attention: Corporate Secretary
150 North Riverside Plaza
Chicago, Illinois 60606

Email:	shareholdercommunications@hyatt.com

Hyatt’s corporate secretary will maintain a record of all such communications and promptly forward to the chairman of the nominating and corporate governance committee those that the corporate secretary believes require immediate attention. The corporate secretary will also periodically provide the chairman of the nominating and corporate governance committee with a summary of all such communications. The chairman of the nominating and corporate governance committee shall notify the board of directors or the chairs of the relevant committees of the board of directors of those matters that he believes are appropriate for further action or discussion.

Code of Business Conduct and Ethics

The Company has adopted the Hyatt Hotels Corporation Code of Business Conduct and Ethics (the “Code of Ethics”), which is applicable to all of Hyatt’s directors, officers, and colleagues, including the Company’s President and Chief Executive Officer, Chief Financial Officer, Principal Accounting Officer or Controller and other senior financial officers performing similar functions. The Code of Ethics is posted on the Company’s website at www.hyatt.com under the headings “Investor Relations — Corporate Governance — Code of Business Conduct and Ethics.” The Company will furnish a copy of the Code of Ethics to any person, without charge, upon written request directed to: Treasurer and Senior Vice President, Investor Relations and Corporate Finance, Hyatt Hotels Corporation, 150 North Riverside Plaza, Chicago, Illinois 60606. In the event that the Company amends or waives any of the provisions of the Code of Ethics that applies to the Company’s Chief Executive Officer, Chief Financial Officer, Principal Accounting Officer or Controller, and other senior financial officers performing similar functions, the Company intends to disclose the relevant information on its website.

Corporate Governance Guidelines

The Company has adopted the Corporate Governance Guidelines to assist the board of directors in the exercise of its responsibilities. The Corporate Governance Guidelines are posted on the Company’s website at www.hyatt.com under the headings “Investor Relations — Corporate Governance — Corporate Governance Guidelines.” The Company will furnish a copy of the Corporate Governance Guidelines to any person, without charge, upon written request directed to: Treasurer and Senior Vice President, Investor Relations and Corporate Finance, Hyatt Hotels Corporation, 150 North Riverside Plaza, Chicago, Illinois 60606.

Director Independence

Under our Corporate Governance Guidelines, our board of directors will be comprised of a majority of directors who qualify as independent directors under the listing standards of the New York Stock Exchange (“NYSE”). Directors who do not meet the NYSE’s independence standards, including current and former members of management, also make valuable contributions to the board of directors and to Hyatt by reason of their experience and wisdom, and the board of directors expects that some minority of its members will not meet the NYSE’s independence standards.

Only those directors who the board of directors affirmatively determines have no direct or indirect material relationship with the Company will be considered independent directors, subject to any additional qualifications prescribed under the listing standards of the NYSE. A material relationship is one that would interfere with the director’s exercise of independent judgment in carrying out his or her duties and responsibilities as a director. The nominating and corporate governance committee and the board of directors annually review all relevant business relationships any director or nominee for director may have with Hyatt, including the relationships described in the section below titled “Certain Relationships and Related Party Transactions.” As a result of this review, the board of directors has determined that each of Messrs. Ballew, McDonald, McMillan, Rocca, Tuttle, Wooten and Mss. Kronick and Nicholson is an “independent director” under applicable SEC rules and the listing standards of the NYSE.

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In making independence determinations, in addition to the relationships described below under “Certain Relationships and Related Party Transactions,” the board of directors considered that certain of these directors serve or previously served together on other boards of directors, not-for-profit boards of directors and charitable organizations, certain directors serve as non-management directors or executive officers of companies with which Hyatt does business, and certain directors are affiliated with charitable organizations that received contributions from Hyatt of amounts within the criteria set forth in our Corporate Governance Guidelines. The board of directors also took into account that certain entities affiliated with the directors paid amounts to Hyatt for room accommodations and meeting space in the ordinary course of business.

Stockholder Outreach

Hyatt believes that long-term stockholder value is supported by ongoing dialogue with the Company’s stockholders and the broader investment community. Our management team engages with the investment community to discuss business fundamentals, strategy, and financial results each year. These engagements consist of numerous in-person meetings, teleconferences, participation in investor conferences and hosted visits at the Company’s headquarters in Chicago, and include a substantial number of our existing stockholders. We believe these meetings ensure that management and the Board are aware of our stockholders’ priorities and are able to address them as appropriate.

Global Environmental and Social Responsibility

2020 Goals

Reduce greenhouse gas emissions per square meter by 25% compared to 2006 in each region	Reduce water use per guest night by 25% compared to 2006 in each region	Divert 40% of landfill waste at managed properties	Hire 10,000 opportunity youth through our global initiative, RiseHY; as of February 2020, we have reached 2,261 hires

Our Purpose In Action

Our purpose — to care for people so they can be their best — is at the heart of how we care for our guests and colleagues and is an essential element to the advancement of care for all of our stakeholders, including our guests, colleagues, customers, owners, and the communities in which our hotels operate around the globe. Our global corporate responsibility program, an extension of our purpose, is focused on fostering environmental stewardship, supporting responsible business practices in our operations, strengthening our community impact through volunteerism, philanthropy, and disaster relief, advocating for human rights, and promoting an inclusive workplace that allows our colleagues to grow and be themselves. We continue to evolve our programs and develop meaningful goals to measure our progress and impact within and beyond the walls of our hotels. We recognize that by putting our purpose into action, we can have a positive impact on the communities we serve and help promote a world of understanding and care.

Key Areas for Advancing Environmental Responsibility	Caring for the planet is an important way in which we care for people. A stable climate and access to clean air, water, and natural resources is essential for people to be their best. Since launching our 2020 Environmental Sustainability Vision in 2014, we have made significant strides towards our goals.

•   We focus on data-led progress using Hyatt EcoTrack, our global database, through which we track environmental sustainability metrics across hotels and which provides dashboards for monitoring performance and progress towards goals;

• We surpassed our goal to reduce greenhouse gas emissions per square meter by 25% in all regions when compared to 2006, two years ahead of our goal date;

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•   We elevate the focus on reducing food waste through food waste management plans at hotels that focus on prevention as the primary focus. Excess edible food is donated when possible, and food scraps are composted or otherwise diverted where infrastructure allows;

•   In 2019, we announced a series of initiatives to curb single-use packaging and plastics, including transitioning to large format bathroom amenities, increasing the number of water stations in key public spaces for guests who wish to refill reusable water bottles, and offering water in carafes as the first choice for meetings and events, all no later than June 2021. This builds on guidance issued to all hotels and corporate offices to reduce single-use plastics, and past efforts like eliminating plastic straws across global hotels and offering recyclable earbuds in fitness centers at our hotels across North America;

•   We are partnering with our hotel owners on sustainability initiatives, such as the installation of a water filtration plant at Hyatt Regency Delhi, helping to avoid the use of 28 tons of plastic waste every year;

•   We work with suppliers on responsible sourcing, including but not limited to energy and water-efficient equipment, more sustainable seafood, and increasing the use of Forest Stewardship Council (FSC)-certified paper. Nearly 100 percent of Hyatt’s U.S. suppliers and distributors contracted for operational supplies have a sustainability policy in place; and

•   In continuing to evolve our sustainability efforts, we are developing post-2020 goals to drive meaningful action to address pressing needs including climate change, local environmental impacts, and preservation of natural resources.

Key Areas for Advancing Community Involvement	We recognize that our purpose of caring for people so they can be their best has a broader impact on the communities in which our hotels operate.

• Through our global RiseHY program, we strive to provide career opportunities for young people and help them reach their full potential;

•   We come together around the world during our Global Month of Community Service to give back locally, with colleagues from 146 properties in 34 countries volunteering nearly 25,000 hours of service in 2019;

•   We empower Hyatt hotels to support local non-profit organizations through the Hyatt Community Grants program. Since 2008, we have contributed almost $4 million to over 270 non-profit organizations around the world in 52 countries that align with our strategic initiatives, including RiseHY; and

•   We train our colleagues to recognize possible signs of human trafficking, partnering with Polaris, a global non-profit organization dedicated to ending human trafficking, to develop comprehensive training modules.

Key Areas for Advancing Diversity and Inclusion	We are intensely focused on increasing the diverse representation amongst our colleagues, and further integrating inclusion into our talent management practices. By creating a culture where our colleagues are engaged to reach their fullest potential, we benefit from a diverse workforce that is collaborative, innovative, and loyal to our brand.

•   We are strongly committed to the engagement of all colleagues, with a fundamental belief in recognizing individuals for who they are and creating equal employment opportunity across a diverse population;

• We sponsor seven colleague-led Diversity Business Resource Groups with chapters around the globe that provide career development programs and support workforce diversity;

• We maintain a Global Inclusion and Diversity Council, led by our CEO, to shape and drive our diversity and inclusion strategy;

• We celebrate our inclusive and diverse culture through several initiatives externally, including our three-year partnership with NYC Pride; and

• We maintain a supplier diversity program as part of our overall program.

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Management and Board Oversight

A team of Hyatt executives and subject matter experts from across our Company help guide and oversee various facets of our global corporate responsibility program. Our board of directors receives periodic updates on corporate responsibility matters, including project plans, initiatives, and goals. We believe that an integrated approach to business strategy, corporate governance, and corporate citizenship creates long-term value, and we are committed to continuing to provide meaningful information as we measure our progress and set goals for improvement in key environmental and social metrics.

Committees of the Board of Directors

Our board of directors has a nominating and corporate governance committee, an audit committee, a talent and compensation committee, and a finance committee, each of which has the composition and responsibilities described below. Our board of directors may also establish from time to time any other committees that it deems necessary or desirable. The composition of each committee complies with the listing requirements and other rules of the NYSE.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee consists of Messrs. Tuttle and McDonald, and Ms. Nicholson, with Mr. Tuttle serving as chairman. Our board of directors has determined that each of Messrs. Tuttle and McDonald and Ms. Nicholson is independent within the meaning of the listing standards of the NYSE. The nominating and corporate governance committee is established to:

•

assist the board of directors in identifying individuals qualified to be members of the board of directors consistent with criteria approved by the board of directors and set forth in the Corporate Governance Guidelines and to recommend director nominees to the board of directors;

•

take a leadership role in shaping Hyatt’s corporate governance, including developing and recommending to the board of directors, and reviewing on at least an annual basis, the corporate governance guidelines and practices applicable to Hyatt;

•	recommend board committee nominees to the board of directors; and

•	oversee the evaluation of the board of directors’ and management’s performance.

Our board of directors has adopted a written charter for our nominating and corporate governance committee, which is available on our website at www.hyatt.com under the headings “Investor Relations — Corporate Governance — Committee Composition — Nominating and Corporate Governance Committee Charter.”

Selection of Director Nominees

At an appropriate time prior to each annual meeting of stockholders, or if applicable, a special meeting of stockholders at which directors are to be elected or re-elected, the nominating and corporate governance committee will recommend to the board of directors for nomination such candidates as the nominating and corporate governance committee has found to be well qualified and willing and available to serve, and in each case, providing the nominating and corporate governance committee’s assessment whether such candidate would satisfy the independence requirements of the NYSE.

Prior to making such recommendations to the board of directors, the nominating and corporate governance committee conducts inquiries into the background and qualifications of any potential candidates, including the following criteria set forth in our Corporate Governance Guidelines:

•	judgment, character, expertise, skills and knowledge useful to the oversight of Hyatt’s business;

•	diversity of viewpoints, backgrounds and experiences;

•	business or other relevant experience; and

•

the extent to which the integrity of the candidate’s expertise, skills, knowledge and experience with that of the other directors will build a board of directors that is effective, collegial and responsive to the needs of Hyatt.

The nominating and corporate governance committee also considers such other relevant factors as it deems appropriate, including requirements that the members of the board of directors as a group maintain the requisite qualifications under the applicable NYSE listing standards for independence for the board of directors as a whole and for populating the audit, talent and compensation, and nominating and corporate governance committees. While there

Hyatt Hotels Corporation    2020 Proxy Statement    13

are no specific minimum qualifications that a director candidate must possess, the nominating and corporate governance committee recommends those candidates who possess the highest personal and professional integrity, have prior experience in corporate management or our industry, maintain academic or operational expertise in an area relating to our business, and demonstrate practical and mature business judgment. As described above, our Corporate Governance Guidelines specify that the value of diversity of viewpoints, backgrounds, and experiences on the board of directors should be considered by the nominating and corporate governance committee in the director identification and nomination process. The nominating and corporate governance committee seeks nominees with a broad diversity of experience, professions, skills, geographic representation, and backgrounds. The nominating and corporate governance committee does not assign specific weighting to particular criteria, and no particular criterion is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the board of directors to fulfill its responsibilities. Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability, or any other basis proscribed by law.

The nominating and corporate governance committee will consider stockholder recommendations for candidates to be nominated by our board of directors for election at the 2021 annual meeting of stockholders. Stockholders who want to recommend a potential director candidate for consideration by the nominating and corporate governance committee should send a written notice, addressed to the corporate secretary at our principal executive offices at 150 North Riverside Plaza, Chicago, Illinois 60606. This notice must include the same information as would be required under our bylaws in a stockholder’s notice to nominate a director at the 2021 annual meeting of stockholders. These information requirements are set forth in Sections 3.8(a)(2)(x) and 3.8(a)(2)(z)(i)–(vii) of our bylaws. We also consider potential director candidates recommended by current directors, officers, employees and others. We may also retain the services of search firms to provide us with candidates, especially when we are looking for a candidate with a particular expertise, quality, skill or background.

The nominating and corporate governance committee screens all potential candidates in the same manner, regardless of the source of the recommendation. The review is typically based on any written materials provided with respect to potential candidates, and the nominating and corporate governance committee reviews the materials to determine the qualifications, experience and background of the candidates. Final candidates are typically interviewed by one or more members of the nominating and corporate governance committee. In making its determinations, the nominating and corporate governance committee evaluates each individual in the context of our board of directors as a whole, with the objective of assembling a group that can best perpetuate the success of our company and represent stockholder interests through the exercise of sound judgment. After review and deliberation of all feedback and data, including input from our Executive Chairman and our President and Chief Executive Officer, the nominating and corporate governance committee makes a recommendation to the full board of directors regarding whom should be nominated by the board of directors.

The nominating and corporate governance committee did not receive any timely director recommendations from a stockholder for consideration at the 2020 Annual Meeting. December 1, 2020 is the deadline established by the nominating and corporate governance committee for submission of potential director nominees for consideration by the nominating and corporate governance committee for nomination at the 2021 annual meeting of stockholders.

Audit Committee

Our audit committee, which was established in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), consists of Messrs. McMillan, Ballew, Rocca, Tuttle and Wooten, with Mr. McMillan serving as chairman. Our board of directors determined that each of Messrs. McMillan, Ballew, Rocca, Tuttle and Wooten is independent within the meaning of applicable SEC rules and the listing standards of the NYSE applicable to the audit committee members and has determined that each of Messrs. McMillan and Rocca is an audit committee financial expert, as such term is defined in the rules and regulations of the Securities and Exchange Commission (the “SEC”). The audit committee has oversight responsibilities regarding:

•	the integrity of our financial statements and our financial reporting and disclosure practices;

•	the soundness of our system of internal controls regarding finance and accounting compliance;

•	the annual independent audit of our consolidated financial statements;

•	the independent registered public accounting firm’s qualifications and independence;

•	the engagement of our independent registered public accounting firm;

•	the performance of our independent registered public accounting firm;

•	the performance of our internal audit function and approval of the internal audit plan;

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•	our compliance with legal and regulatory requirements in connection with the foregoing, including our disclosure controls and procedures;

•	compliance with our Code of Ethics;

•

assisting the board of directors in its oversight of risk management by discussing with management, the internal auditors and the independent auditors the Company’s policies and procedures with respect to the process governing risk assessment and risk management, and discussing with management the Company’s major financial, reporting and disclosure risk exposures and the steps management has taken to monitor and control such exposures;

•	reviewing and approving procedures with respect to employee submission of, and the Company’s response to, complaints received regarding accounting, internal accounting controls or auditing matters;

•

addressing requests for waivers of conflict of interest situations and addressing certain concerns related to accounting, internal accounting controls and auditing matters as provided in our Corporate Governance Guidelines; and

•	reviewing related party transactions pursuant to our written policy described below under “Certain Relationships and Related Party Transactions — Related Party Transaction Policy and Procedures.”

Our board of directors has adopted a written charter for our audit committee, which is available on our website at www.hyatt.com under the headings “Investor Relations — Corporate Governance — Committee Composition — Audit Committee Charter.”

Finance Committee

Our finance committee consists of Messrs. Thomas J. Pritzker, McMillan and Jason Pritzker, and Ms. Kronick, with Mr. Thomas J. Pritzker serving as chairman. The finance committee is responsible for reviewing with Company management strategies, plans, policies and significant actions relating to corporate finance matters, including, without limitation, the following matters (which are subject to the finance committee’s approval to the extent the amounts in question are greater than the minimum value thresholds set forth in the finance committee charter for such matters):

•	long and short-term financings, including, without limitation, borrowing of funds, issuance of debt securities and interest rate or foreign currency derivative contracts;

•	exemption elections regarding credit swaps that would otherwise be required to be cleared through the Commodities Future Trading Commission;

•

any development matters, including (i) initial investment in, (ii) initial management or licensing of, (iii) initial acquisition of, and/or (iv) the provision of any other financial commitments relating to, the chain of hotels, resorts, vacation ownership and residential properties that are to be wholly-owned, partially-owned, managed, leased, licensed or franchised by the Company;

•

asset management matters that impact the Company’s existing management agreements, license agreements, franchise agreements, joint venture agreements, contracts, financial instruments, and ownership interest of the Company’s full service and select service hotels and Hyatt-branded residential and vacation ownership properties licensed or managed by affiliates of the Company;

•	acquisitions and dispositions;

•	capital expenditures and leasing arrangements; and

•	over budget and unbudgeted managed cost commitments.

The above-listed items are subject to approval of the full board of directors in the event that the amounts in question exceed the maximum value thresholds set forth in the finance committee charter.

Our finance committee is also responsible for reviewing and making recommendations to the full board of directors regarding the following matters, which require approval of the full board of directors:

•	designation and issuance of equity securities of the Company and matters related to the sale and marketing thereof; and

•

changes in the Company’s capital structure, including, but not limited to (i) cash and stock dividend policies; (ii) programs to repurchase the Company’s stock; (iii) issues relating to the redemption and/or issuance of any preferred stock of the Company; and (iv) stock splits.

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Our board of directors has adopted a written charter for our finance committee, which is available on our website at www.hyatt.com under the headings “Investor Relations — Corporate Governance — Committee Composition — Finance Committee Charter.”

Talent and Compensation Committee

Our talent and compensation committee consists of Ms. Kronick, Ms. Nicholson, Mr. McDonald, and Mr. Wooten, with Ms. Kronick serving as chair. Our board of directors has determined that each member of our talent and compensation committee is independent within the meaning of the SEC rules and the listing standards of the NYSE applicable to compensation committee members. The talent and compensation committee has appointed a sub-committee (the “Section 16 subcommittee”) to take actions with respect to compensation that is intended to be exempt from the “short-swing” rules under Rule 16b-3 of the Exchange Act. The talent and compensation committee is authorized to discharge the responsibilities of the board of directors relating to:

•

the establishment, maintenance and administration of compensation and benefit policies and programs designed to attract, motivate and retain personnel with the requisite skills and abilities to enable the Company to achieve its business objectives;

•

the goals, objectives and compensation of our Executive Chairman and President and Chief Executive Officer, including evaluating the performance of the Executive Chairman and President and Chief Executive Officer in light of those goals;

•	the compensation of our other executive officers and non-management directors;

•	ensuring that succession planning takes place for the President and Chief Executive Officer and other senior management positions;

•	our compliance with the compensation rules, regulations and guidelines promulgated by the NYSE, the SEC and other law, as applicable; and

•	the issuance of an annual report on executive compensation for inclusion in our annual proxy statement, or Form 10-K, as applicable.

Our board of directors has adopted a written charter for our talent and compensation committee, which is available on our website at www.hyatt.com under the headings “Investor Relations — Corporate Governance — Committee Composition — Talent and Compensation Committee Charter.”

During 2019, the talent and compensation committee relied upon information provided by Mercer (US) Inc. (“Mercer”) in setting compensation for our named executive officers, as more thoroughly discussed below under the section titled “Compensation Consultant Fees and Services.”

In making decisions about executive compensation, the talent and compensation committee considered input from Mercer, our Executive Chairman, our President and Chief Executive Officer and our Chief Human Resources Officer. However, the talent and compensation committee ultimately makes all compensation decisions regarding our executive officers.

The talent and compensation committee may delegate its duties to a subcommittee under the terms of its charter. In addition, under the terms of our Third Amended and Restated Hyatt Hotels Corporation Long-Term Incentive Plan, as amended (the “LTIP”), the talent and compensation committee may delegate to other members of the board of directors and to our officers the authority to make awards and to amend LTIP awards, except that it may not delegate to an officer the authority to make any awards to officers who are subject to Section 16 of the Exchange Act or who are “covered employees” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), or to make awards to themselves. In addition to the delegation to the Section 16 subcommittee as described above, as part of the grant process the talent and compensation committee delegates its authority to Messrs. Thomas J. Pritzker, Hoplamazian and certain other executive officers to amend or modify award agreements made under the LTIP and take other actions with respect to such awards as they deem necessary, appropriate or advisable to carry out the purposes and intent of the talent and compensation committee’s grant.

Compensation Consultant Fees and Services

During 2019, Mercer was engaged by the talent and compensation committee to provide executive, director and other compensation services, including the following services:

•	provided information and data so that we could assess the competitiveness of our executive compensation programs;

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•	provided advice about our current base salaries and incentive compensation;

•	provided analysis regarding our total rewards program, equity awards, dilution and burn-rate under the LTIP; and

•	assisted with the preparation of the Compensation Discussion and Analysis (“CD&A”) section of this proxy statement.

The talent and compensation committee’s decision to retain Mercer was based on Mercer’s knowledge of Hyatt and the talent and compensation committee’s satisfaction with Mercer’s prior services. Mercer first provided services to Hyatt prior to our initial public offering in 2009 and has provided services to the talent and compensation committee since then. The talent and compensation committee also reviewed the nature and extent of the relationship among the talent and compensation committee, Hyatt, Mercer, and the individuals at Mercer providing advice to the talent and compensation committee with respect to any conflicts or potential conflicts of interest. This analysis covered the SEC’s “six factor test” including the provision of other services by Mercer to Hyatt, the amount of fees received by Mercer from Hyatt as a percentage of total revenue of Mercer and its affiliates, the policies and procedures that are designed to prevent conflicts of interest, any business or personal relationship of the advisor with a member of the talent and compensation committee, any Hyatt stock owned by the advisor, and any business or personal relationship of the advisor between Mercer and any executive officer at Hyatt. Based on that review, the talent and compensation committee believes that there are no conflicts of interest or potential conflicts of interest that would unduly influence Mercer’s provision of advice to the talent and compensation committee. We note that the individual executive compensation consultants:

•	receive no incentive or other compensation based on the fees charged to Hyatt for other services from other lines of business provided by Mercer or any of its affiliates;

•	are not responsible for selling other Mercer or affiliate services; and

•	are prohibited by Mercer’s professional standards from considering any other relationships Mercer or any of its affiliates may have with Hyatt in rendering advice and recommendations.

The talent and compensation committee delegated to our President and Chief Executive Officer and Chief Human Resources Officer the authority to direct Mercer with respect to matters which are of general applicability to broad groups of employees at varying levels, do not involve equity compensation, are not limited to executive officers, and do not exceed $200,000 in fees per individual statement of work. As such, management has the sole authority to engage Mercer for any such additional services without further approval so long as such services remain within the scope of these established parameters. During 2019, Mercer performed the following additional services for us:

•	provided tools used for market pricing, global transfers, and benefit and employment guidelines;

•	reviewed our total rewards philosophy; and

•	conducted work for our international insurance program including vendor meetings and actuarial calculations.

The following is a summary of the fees for professional services, as well as commissions with respect to international insurance matters, paid to Mercer and its affiliates for services rendered in 2019:

Fee Category	2019
Executive and Director Compensation Consulting	$303,403
Non-Executive Compensation Consulting	$246,574
Non-Executive Compensation Services by Affiliates of Mercer	$808,000
Total	$1,357,977

Compensation Risk Considerations

The talent and compensation committee reviews and evaluates, in conjunction with management, the incentives and material risks arising from, or relating to, the Company’s compensation programs and arrangements and determines whether such incentives and risks are appropriate. A team composed of members from our internal audit and human resources departments reviewed the Company’s incentive compensation plans and programs in order to assess whether or not any such plans or programs could create risks that are reasonably likely to have a material adverse effect on the Company. Management then reviewed this assessment with the talent and compensation committee. In its assessment, the Company did not identify any material risks arising from, or relating to, the Company’s compensation programs and arrangements, and further determined that the following policies, among others, discourage unreasonable or excessive risk-taking by executives:

•

base salary levels are set at all levels that we believe are commensurate with an officer’s, including our named executive officers (“NEOs”), or other employee’s overall experience, time in role, and performance, and are further in

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line with the competitive market such that our NEOs and other employees are sufficiently compensated regardless of goal attainment, and thus are not motivated to take excessive risks to achieve a level of financial security;

•	annual incentive plans include a mix of corporate and individual performance metrics, including non-financial measures;

•	annual incentive payouts are capped to ensure that no payout exceeds a specified percentage of salary, thereby moderating any incentive to overstate short-term incentive attainment;

•	the mix of short- and long-term incentives is weighted such that a significant percentage of total opportunity is in the form of long-term equity awards linked to long-term stockholder return;

•

awards made under our LTIP to our NEOs are generally granted as a mix of time-vested stock appreciation rights (“SARs”), time-vested restricted stock units (“RSUs”), and performance-vested restricted stock units (“PSUs”) which, together, encourage NEOs to focus on earnings, returns, and long-term stockholder value while incentivizing continued employment;

•

annual audit process and activities, controls, and monitoring procedures are in place, including but not limited to talent and compensation committee oversight, that mitigate risks associated with incentive compensation plans;

•

in addition to our Chief Executive Officer and Chief Financial Officer being subject to the claw-back provisions of the Sarbanes-Oxley Act of 2002, our executives are subject to a compensation recovery policy;

•	hedging of our stock by our NEOs, directors, officers, and certain other individuals is prohibited; and

•	share ownership requirements align the long-term interests of NEOs and directors with the interests of stockholders.

Based on these and other considerations, the talent and compensation committee concluded that there are no compensation policies or practices that create risks that are reasonably likely to have a material adverse effect on the Company.

Compensation of Non-Employee Directors

Pursuant to our Amended and Restated Summary of Non-Employee Director Compensation Policy (the “Non-Employee Director Compensation Policy”), we use a combination of cash and stock-based compensation to attract and retain qualified candidates to serve on our board of directors. In setting non-employee director compensation, we consider the significant amount of time that directors expend in fulfilling their duties as well as the skill level required of members of our board of directors. The talent and compensation committee reviews director compensation periodically and recommends to the board of directors changes to director compensation when it deems them appropriate. The talent and compensation committee periodically requests and considers analyses prepared by Mercer, the talent and compensation committee’s independent executive compensation consultant, of publicly-reported non-employee director compensation practices at our peer companies used to benchmark our executive compensation and generally seeks to target non-employee directors’ total compensation (which includes total cash compensation and total equity compensation) at or near the median total compensation of the non-employee directors of such peers. In September 2018, at the request of our talent and compensation committee, Mercer performed and presented to the talent and compensation committee its biennial study of publicly-reported non-employee director compensation practices at our peer group companies. Based on its review of that study, and in order to more closely align the compensation of our non-employee directors with those of our peer companies, the talent and compensation committee recommended, and the board of directors approved, an increase in the Annual Fee (as defined and discussed below) payable to directors, effective January 1, 2019.

Retainers and Committee Fees

Our directors who are also our employees do not receive any additional compensation for their services as directors. Accordingly, Messrs. Thomas J. Pritzker and Mark S. Hoplamazian did not receive any compensation for their services as directors during 2019. For 2019, members of the board of directors who were not our employees were entitled to receive annual retainers in the form of (i) a cash retainer of $85,000 (the “Annual Fee”) and (ii) shares of Class A common stock with a grant date fair value of $150,000 (the “Annual Equity Retainer”).

Directors are permitted to elect to receive the Annual Fee, which is paid on a quarterly basis, in shares of Class A common stock. Directors who choose to receive shares in lieu of cash are granted such shares on the 15th day of the last month of the quarter (or the next NYSE trading day if such day is not a trading day). The Annual Fee is prorated and paid in cash in the event that any director does not serve for a full fiscal quarter.

18    Hyatt Hotels Corporation    2020 Proxy Statement

Directors receive their Annual Equity Retainer on the date of the Company’s annual meeting of stockholders, payable in arrears for service since the prior annual meeting. The Annual Equity Retainer is fully vested on the date of grant in respect of the prior years’ service and is prorated and paid in cash in the event the director terminates service prior to the annual meeting at which the grant is made.

The number of shares granted (i) for the Annual Equity Retainer and (ii) in the event a director elects to receive shares in lieu of cash as part of the Annual Fee, is calculated by dividing the value of the Annual Equity Retainer or Annual Fee (if and as applicable) by the Company’s closing stock price on the date of grant.

Committee members and the chair of each committee received additional annual cash retainers in the amounts set forth below for 2019:

	2019 Retainers
Committee Name	Committee Member	Committee Chair
Audit Committee	$15,000	$25,000
Talent and Compensation Committee	$10,000	$25,000
Nominating and Corporate Governance Committee	$10,000	$15,000
Finance Committee(1)	$10,000	$15,000

(1)	As an employee of the Company, Mr. Thomas J. Pritzker was not eligible to receive and did not receive a retainer for his service as chairman of the finance committee in 2019.

The chair of each committee receives only the chair retainer for such committee and does not also receive the committee member retainer. Committee retainers are paid in quarterly installments at the end of each fiscal quarter. All of our directors are reimbursed for reasonable expenses incurred in connection with attending board of director meetings and committee meetings and for attending corporate functions on our behalf. To encourage our directors to visit and personally evaluate our properties, our non-employee directors are eligible for complimentary and discounted rooms at Hyatt-owned, operated or franchised hotels, as well as the use of hotel services when on personal travel.

New Directors

In addition to the cash and stock retainers discussed above, any new non-employee director receives an initial retainer, with a grant date fair value of $75,000 (the “Initial Equity Retainer”), paid in the form of shares of our Class A common stock. The initial retainer is granted on the date the director is first elected or appointed to the board of directors. The number of shares granted is calculated by dividing the grant date fair value of the initial equity retainer by the Company’s closing stock price on the date of grant.

Non-Employee Director Stock Ownership Guidelines and Insider Trading Compliance Policy

Our Corporate Governance Guidelines require that each non-employee director accumulate and own, directly or indirectly, shares (or share equivalents under the Director Deferred Compensation Plan (as defined below) worth at least five times the Annual Fee (i.e., $425,000 in 2019). Non-employee directors have up to five years to meet this ownership requirement. If, after the relevant accumulation period, the market value of such director’s stock should fall below the target level, the director will not be permitted to sell any of our common stock during his or her tenure until the market value again exceeds the target level. These sale limitations do not apply where the decline in value of the director’s holdings of our common stock occurs in connection with a change of control transaction. As of December 31, 2019, each of our non-employee directors met these guidelines; however, due to the substantial decline in the market value of our common stock associated with the COVID-19 pandemic, Mr. Ballew no longer meets these ownership guidelines. As Mr. Ballew joined the board of directors on March 23, 2017, he has until March 2022 to again meet the guidelines.

Additionally, our directors are subject to our Insider Trading Compliance Policy (the “Insider Trading Policy”) which includes anti-hedging and anti-pledging policies. For additional information regarding these policies, see below in the CD&A section of this proxy statement titled “Share Ownership Requirement, Compensation Recovery Policy, and Anti-Hedging/Anti-Pledging Policies.”

Deferred Compensation Plan for Directors

Pursuant to the Hyatt Hotels Corporation Deferred Compensation Plan for Directors (as amended and restated effective January 1, 2019, the “Director Deferred Compensation Plan”), each non-employee director may elect to defer all or any portion of his or her Annual Fee and/or Annual Equity Retainer until the earlier of (i) either January 31st of the year following the director’s departure from the board of directors or the last business day of March of the fifth year following the year in which such retainer would have otherwise been paid (as elected by the director) or (ii) a change in

Hyatt Hotels Corporation    2020 Proxy Statement    19

control of the Company. Once an election to defer a retainer is made and becomes irrevocable it can be changed only for subsequent calendar years. During 2019, a director who elected to defer any of his or her Annual Fee and/or Annual Equity Retainer would have such amount denominated in RSUs representing the right to receive Class A common stock and credited to a notional RSU account. Any corresponding dividend equivalents that become payable on such RSUs are paid to the director in cash on or about the applicable dividend payment date.

2019 Director Compensation

The following table provides information related to the compensation our non-employee directors earned for 2019:

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)(3)	Total
Paul D. Ballew	$100,038	$149,962	$250,000
Susan D. Kronick	$120,038	$149,962	$270,000
Mackey J. McDonald	$105,038	$149,962	$255,000
Cary D. McMillan	$120,038	$149,962	$270,000
Pamela M. Nicholson	$105,038	$149,962	$255,000
Jason Pritzker	$95,038	$149,962	$245,000
Michael A. Rocca	$100,038	$149,962	$250,000
Richard C. Tuttle	$115,038	$149,962	$265,000
James H. Wooten, Jr.	$110,038	$149,962	$260,000

(1)

Messrs. McDonald and Tuttle elected to receive their Annual Fee of $85,000 in the form of our Class A common stock. Pursuant to the Director Deferred Compensation Plan, Messrs. Jason Pritzker and Wooten and Ms. Nicholson elected to defer their Annual Fees in the form of RSUs. As a result, Messrs. McDonald and Tuttle each received 1,105 shares in respect of the Annual Fee and Messrs. Jason Pritzker and Wooten and Ms. Nicholson each had 1,105 RSUs credited to their deferred compensation accounts under the Director Deferred Compensation Plan. Calculation of the number of shares or RSUs received or credited to the accounts of the directors was based on the fair market value of our Class A common stock on the date the retainers were payable (prior to the application of any applicable deferral). RSUs are reflected in the table contained in footnote (3) below. Amounts shown in this column reflect cash delivered to the director in lieu of delivery of any fractional shares or RSUs, as applicable.

(2)

Amounts shown represent the grant date fair value of stock or RSUs in payment of the Annual Equity Retainers in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation (“ASC Topic 718”). Messrs. McMillan, Jason Pritzker, Rocca, Wooten, and Ms. Nicholson elected to defer their Annual Equity Retainers into the Director Deferred Compensation Plan.

(3)

As described above under “Director Deferred Compensation Plan,” directors are able to elect to defer their Annual Equity Retainers and/or Annual Fees into RSUs that carry divided equivalent rights. Prior to January 1, 2019, these were credited as additional RSUs. Effective January 1, 2019, dividend equivalent rights began being credited as cash and paid to the director on the date of the corresponding dividend payment. The table below sets forth the aggregate number of outstanding RSUs (including the dividend equivalent rights credited as RSUs) prior to January 1, 2019 held by directors under the Director Deferred Compensation Plan during 2019.

Name	RSUs Beginning of Year Balance	RSUs Credited during the Year	RSUs Settled during the Year	RSUs End of Year Balance
Mackey J. McDonald	6,107	—	—	6,107
Cary D. McMillan	10,937	1,934	—	12,871
Pamela M. Nicholson	15,266	3,039	—	18,305
Jason Pritzker(1)	15,266	3,039	1,179	17,126
Michael A. Rocca(2)	10,937	1,934	2,018	10,853
Richard C. Tuttle	21,327	—	—	21,327
James H. Wooten, Jr.	16,778	3,039	—	19,817

(1)

Mr. Jason Pritzker’s 2014 deferred RSUs in respect of 1,179 shares of our Class A common stock and associated dividend equivalents were settled in March 2019. The total fair market value of the stock and associated dividend equivalents upon settlement was $85,590 (based upon the closing price of our Class A common stock on the date of settlement).

(2)

Mr. Rocca’s May 14, 2014 deferred RSUs in respect of 2,018 shares of our Class A common stock and associated dividend equivalents were settled in March 2019. The total fair market value of the stock and associated dividend equivalents upon settlement was $146,454 (based upon the closing price of our Class A common stock on the date of settlement).

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Talent and Compensation Committee Report

The talent and compensation committee has reviewed the Compensation Discussion and Analysis set forth below and discussed its contents with the Company’s management. Based on this review and discussion, the talent and compensation committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

Talent and Compensation Committee of the Board of Directors
Susan D. Kronick, Chair
Mackey J. McDonald
Pamela M. Nicholson
James H. Wooten, Jr.

Talent and Compensation Committee Interlocks and Insider Participation

During 2019, each of Mses. Kronick and Nicholson, and Messrs. McDonald and Wooten served on our talent and compensation committee, with Ms. Kronick serving as chair. None of these members of our talent and compensation committee has at any time been one of our executive officers or employees. None of our executive officers currently serves, or has served during the last completed fiscal year, on the talent and compensation committee or board of directors of any other entity that has one or more executive officers serving as a member of our talent and compensation committee or board of directors.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The following discussion describes the compensation elements of our total rewards program for our NEOs, consisting of our Executive Chairman, Principal Executive Officer (“PEO”), Principal Financial Officer (“PFO”), and our two other most highly compensated executive officers.

Our NEOs for 2019 were:

Name	Position

Thomas J. Pritzker	Executive Chairman of the Board

Mark S. Hoplamazian (PEO)	President and Chief Executive Officer

Joan Bottarini (PFO)	Executive Vice President, Chief Financial Officer

H. Charles Floyd	Executive Vice President, Global President of Operations

Mark R. Vondrasek	Executive Vice President, Chief Commercial Officer

Our talent and compensation committee is responsible for establishing, maintaining, and administering our compensation programs for our NEOs and other executives.

Philosophy and Goals of Our Executive Compensation Program

Our Purpose

We care for people so they can be their best.

Our Vision

A world of understanding and care.

Our Mission

We deliver distinctive experiences for our guests.

We believe that our purpose, vision, and mission promote value creation for our stockholders. Our strategy to drive long-term sustainable growth and create value is focused on three areas: (i) maximizing our core business; (ii) integrating new growth platforms; and (iii) optimizing capital deployment. Our compensation philosophy is to provide an appropriate base salary and to align our annual incentive and long-term components of compensation to support business objectives and promote long-term value creation for our stockholders. To attract, recruit, develop, engage, and retain the talent needed to deliver on our business strategy, our compensation programs are designed to:

•	appropriately motivate colleagues through the alignment of total rewards with performance goals;

•

be innovative and competitive, recognizing the ever-changing dynamics of the labor market and acknowledging that, in attracting, retaining, and developing talent globally, we need to offer compelling career opportunities;

•	address the needs and preferences of colleagues as individuals and as members of high-performing teams;

•	retain colleagues with the capabilities required to execute our strategy; and

•	be cost effective and financially sustainable over time under varying business conditions.

To accomplish these goals, our executive compensation program provides:

•	compensation, including cash (salary and short-term incentive compensation), as well as long-term stock-based compensation;

•	benefits, including retirement-related, healthcare and other welfare programs;

•	work/lifestyle programs, including paid-time off (“PTO”), a specified number of free hotel stays, and other programs that promote wellbeing; and

•	individual development.

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Executive Compensation Practices and Alignment with Stockholder Interests and Good Governance

What We Do:	What We Don’t Do:

•   we do emphasize pay for performance by focusing on variable pay over fixed pay

•   we do utilize the services of an independent compensation consultant to assist our talent and compensation committee

•   we do align executive officer and stockholder interests by providing equity based compensation in the form of SARs (which will only deliver value if our stock price increases), RSUs (which create baseline equity value and deliver additional value if our stock price increases), and PSUs (which are only earned based on performance against specified three-year financial goals)

•   we do require executive officers and non-employee directors to maintain specific market-competitive stock ownership levels to align their interests with stockholders

•   we do have policies in place that provide for the forfeiture of vested and unvested equity awards as well as recovery of cash and equity compensation received in the event that a NEO or any other executive officer violates certain restrictive covenants or engages in fraudulent or willful misconduct that results in a restatement of Hyatt’s financial statements

•   we do annually conduct risk assessments with respect to our compensation practices

•   we do generally provide limited severance protections for NEOs (see the section below titled “Potential Payments on Termination or Change in Control”)

•   we don’t allow repricing of stock options or SARs without stockholder approval

•   we don’t provide for tax reimbursement payments or gross-ups in the event of any “golden parachute” excise taxes or otherwise (except in limited cases for employees experiencing increased taxes due to temporary expatriate assignments and/or Company-requested relocations)

•   we don’t provide for “single trigger” severance or equity acceleration upon a change in control

•   we don’t allow hedging or, except in very limited circumstances, pledging by our executive officers and non-employee directors as stated in our Insider Trading Policy

•   we don’t provide supplemental defined benefit pensions to executives

•   we don’t provide excessive executive perquisites

•   we don’t pay dividend equivalents with respect to unvested equity awards unless and until the underlying award subsequently vests

Impact of Advisory Vote Approving Executive Compensation

At the Company’s 2019 annual meeting of stockholders, stockholders were provided the opportunity to cast an advisory vote approving the compensation programs for our NEOs (“say-on-pay”). That say-on-pay proposal received support from approximately 99.9% of the shares present and entitled to vote at the annual meeting, indicating strong stockholder approval of the compensation paid to our NEOs. The talent and compensation committee considered this high level of support for our say-on-pay proposal, among other considerations, and did not change its approach to executive compensation in 2019. The talent and compensation committee will continue to consider the outcome of the Company’s say-on-pay votes when making future compensation decisions for our NEOs.

Market Data

Mercer helps us assess the market competitiveness of our NEOs’ annual cash compensation and long-term incentives. In doing so, Mercer uses several sources of information:

•	data on the amounts and types of compensation provided by a peer group of publicly traded companies in the hospitality industry;

•	survey data for comparable positions in the hospitality/restaurant or lodging industry; and

•

general industry survey data for the talent and compensation committee’s consideration which includes companies with which we compete for management talent, have a similar business profile to ours, have global operations and scope, and are in a consumer-facing and customer oriented service business.

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In 2019, we reviewed the competitiveness of our NEO compensation against our peer group. Our peer group for 2019 was the same as the primary peer group used to assess compensation in 2018. The peer group was selected based on several factors, including business mix and model, revenues, global presence, and the strength of their brands. In 2019, we decided to stop using a secondary peer group which was a subset of the primary peer group with revenue and market capitalization most similar to our own since, historically, the primary group and the secondary group were substantially similar with only a few primary peers not included in the secondary peer group. In 2019, the peer group included:

• Boyd Gaming Corporation	• MGM Resorts International

• Brinker International, Inc.	• Royal Caribbean Cruises, Ltd.

• Carnival Corporation	• Starbucks Corporation

• Darden Restaurants, Inc.	• The Wendy’s Company

• Hilton Worldwide Holdings Inc.	• Wyndham Hotels & Resorts, Inc.

• Host Hotels & Resorts, Inc.	• Wynn Resorts, Ltd.

• Las Vegas Sands Corporation	• YUM! Brands, Inc.

• Marriott International, Inc.

For 2019, we set our base salaries, annual incentive targets, and long-term incentives so that total compensation references the market 50th percentile of the peer group with the opportunity for upside based on superior performance. We believe that our pay mix is generally consistent with market practice.

Role of Outside Consultant

Mercer provides consulting services to our talent and compensation committee to help:

•	assess the competitiveness of our executive compensation programs;

•	advise on current base salaries, incentive compensation, and long-term stock-based compensation;

•	provide analysis regarding our equity awards and dilution and burn-rate under the LTIP;

•	review our incentive plan design, including the performance share unit program; and

•	assist with the preparation of this CD&A.

Mercer consultants also conduct studies on our plan design for retirement and international benefits and provide other total rewards consulting services. See the section above titled “Corporate Governance — Committees of the Board of Directors — Talent and Compensation Committee — Compensation Consultant Fees and Services” for further information regarding services performed by Mercer in 2019.

Role of Executive Officers

In making decisions about executive compensation, the talent and compensation committee invites our Executive Chairman, our President and Chief Executive Officer, and our Chief Human Resources Officer to present various compensation proposals at committee meetings and to answer any questions the committee may have. The talent and compensation committee meets in executive session to determine the compensation of our Executive Chairman. With respect to the compensation of our President and Chief Executive Officer, the talent and compensation committee

24    Hyatt Hotels Corporation    2020 Proxy Statement

meets in executive session with our Executive Chairman and, from time to time, our Chief Human Resources Officer is present at such meetings. Mr. Hoplamazian provides input and recommendations to the talent and compensation committee for each NEO (other than Mr. Thomas J. Pritzker and himself) with respect to achievement of their individual goals under our annual incentive plan.

Key Elements of Total Rewards in 2019

Our total rewards program includes fixed and variable compensation as well as other benefits. We provide the following compensation elements to our NEOs:

Compensation Element	Purpose	Description
Base Salary	Fixed component of pay that fairly compensates the individual based upon level of responsibilities	Fixed cash payments

Annual Incentive	Aligns short-term compensation with performance at the enterprise and regional or functional level	Variable annual cash award based on achievement of performance objectives as outlined in this CD&A

Long-Term Incentive	Reward for creating long-term stockholder value, provides alignment with stockholder interests	Value delivered as 30% SARs, 30% time-vested RSUs and 40% PSUs (based on an average Adjusted Return on Gross Assets (“ROGA”) goal and Managed and Franchised Adjusted EBITDA goal), with the exception of Mr. Thomas J. Pritzker who receives 100% of his long-term incentives in the form of SARs and Mr. Hoplamazian who receives 25% SARs, 25% RSUs, and 50% PSUs

Employee Benefits	Retirement, health and other benefits that provide comprehensive long-term financial security to a globally mobile workforce, enables us to maintain a healthy and productive workforce and attract and retain employees	401(k) plan and deferred compensation programs with matching and retirement contributions, PTO, health, life and disability insurance, and limited perquisites

Severance Benefits	Severance benefits provided to NEOs upon an involuntary termination of employment without cause and within the three months prior to, or the twenty-four months following, a change in control, upon termination of employment for good reason	Severance facilitates recruitment and retention of NEOs by providing income security in the event of involuntary job loss, as outlined in this CD&A, and further enables NEOs to focus on our best interests and those of our stockholders in the event of a potential transaction that could result in the NEO’s termination

Salary

Salaries for our NEOs are reviewed annually. Our NEOs’ salaries for 2019 reflected several factors, including overall experience, time in the role, performance, market levels, and the desire to provide an appropriate base as part of their overall total rewards. During 2019, the talent and compensation committee increased salaries in connection with our annual merit review based on the factors above resulting in the year-over-year increases set forth in the following table.

Name	Year-End 2018 Salary	Year-End 2019 Salary	Salary Increase %
Thomas J. Pritzker	$564,000	$578,000	2.5%
Mark S. Hoplamazian	$1,208,000	$1,238,000	2.5%
Joan Bottarini(1)	$675,000	$675,000	0.0%
H. Charles Floyd	$788,000	$808,000	2.5%
Mark R. Vondrasek	$640,000	$656,000	2.5%

(1)	Upon Ms. Bottarini’s promotion to Executive Vice President, Chief Financial Officer on November 2, 2018, her salary was increased to $675,000.

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Annual Incentive

The Hyatt Hotels Corporation Amended and Restated Executive Incentive Plan (the “EIP”) provides at-risk compensation designed to reward executives for achievement of operating results over a one-year performance period. Incentives are based on both financial and non-financial metrics that are intended to balance overall focus on enterprise performance, regional/functional performance, and other strategic priorities that will strengthen our competitive position.

Under the terms of his letter agreement with us, Mr. Thomas J. Pritzker is not eligible for annual incentives under the EIP as his role is to focus on Hyatt’s long-term growth and strategy. As such, he is eligible to receive only long-term incentive awards under the LTIP. The target and maximum annual incentive opportunities under the EIP for our other NEOs are determined annually by the talent and compensation committee based on references to market data and the individual’s role in the organization, overall experience, and time in the role. In particular, the talent and compensation committee considered the total compensation market data for these positions to design compensation packages that would attract high level of talent while weighting more of the NEOs’ total compensation potential on variable and long-term incentives, thereby aligning their interests with those of our stockholders. For 2019 performance, the target and maximum annual incentive opportunities as a percentage of base salary for each NEO who participated in the EIP were as follows:

Name	Target	Maximum
Mark S. Hoplamazian	175%	350%
Joan Bottarini	100%	200%
H. Charles Floyd	100%	200%
Mark R. Vondrasek	100%	200%

The talent and compensation committee applied the following incentive goals (similar to those used in prior years) to determine our NEOs’ annual incentives:

•

Hyatt’s Financial Performance (60% of overall target award): Similar to prior years, the talent and compensation committee used Adjusted Compensation EBITDA (defined below) for purposes of determining the payout of this component.

	Threshold	Target	Maximum
Hyatt Adjusted Compensation EBITDA Goal	$732 million	$814 million	$936 million
Payout	50%	100%	200%

For 2019, we achieved Adjusted Compensation EBITDA of $786 million1. Applying the payout scale for Hyatt Adjusted Compensation EBITDA, the talent and compensation committee awarded the NEOs 83.1% of their respective target annual incentives for this component. The results are interpolated for performance between threshold and target and maximum.

•

Strategic Priorities (20% of overall target award): In 2019, four strategic priorities were identified: (i) cultivate the best people and evolve the culture, (ii) drive guest and customer personalization, (iii) operate with excellence, and (iv) grow with intent. In support of these priorities, a dashboard was developed with various metrics under each priority to help the talent and compensation committee assess achievement of the applicable priority. Based on an assessment of the progress made towards the four strategic priorities in 2019, the talent and compensation committee awarded the NEOs 80% of their respective target annual incentives related to this component.

•

Individual Business Goals (“IBGs”) and Discretion (20% of overall target award): In 2019, the payout of this component was determined by reference to the attainment of certain IBGs designed to incentivize the applicable NEO in his or her area of responsibility (described in additional detail below), as well as build brand value over time. The talent and compensation committee awarded NEOs between 100% and 150% of their respective target annual incentive for this component, as set forth in more detail below.

[1]

“Adjusted Compensation EBITDA” means our Adjusted EBITDA as described in Part II, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Key Business Metrics Evaluated by Management — Adjusted Earnings Before Interest Expense, Taxes, Depreciation, and Amortization,” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as further adjusted to exclude $32 million of expenses relating to the annual incentive.

26    Hyatt Hotels Corporation    2020 Proxy Statement

Hoplamazian’s 2019 Annual Incentive

Mr. Hoplamazian’s IBGs for 2019 included:

•	Guest and Customer Personalization. Ensure organization alignment, planning, resource requirements, and leadership to support digital transformation, data strategy and analytics, and innovation.

•

Growth. Achieve net rooms growth goals. Execute asset sales to support capital strategy. Integrate new growth platforms such as integration of newly acquired brands and an integrated wellbeing strategic plan.

•	Organization. Strengthen agility and resiliency in the organization. Elevate succession planning.

Based on input from our Executive Chairman and the review of our performance during 2019, the talent and compensation committee awarded Mr. Hoplamazian 100% of his IBG and discretion component.

Bottarini’s 2019 Annual Incentive

Ms. Bottarini’s IBGs for 2019 included:

•

Operate with Excellence. Integrate newly acquired brands and properties. Enable new investments to fuel growth through disciplined reporting and analysis. Collaborate with operations to prioritize business improvements.

•	Capital Strategy and Growth. Improve capital efficiency and returns to stockholders and enable pipeline growth while ensuring optimal capital deployment.

•	Leadership Development. Continue to elevate the Finance function globally, focusing on communications, talent and career development, and capability to deliver analytical insights.

Based on input from our President and Chief Executive Officer and the review of our performance during 2019, the talent and compensation committee awarded Ms. Bottarini 150% of her IBG and discretion component.

Floyd’s 2019 Annual Incentive

Mr. Floyd’s IBGs for 2019 included:

•	Growth. Successful launch of new brands. Achieve new openings and pipeline growth goals.

•	Core Business. Optimize operating performance such as revenue growth, profitability, margin growth, and service goals. Integrate new brands.

•	Organization. Focus on leadership and succession planning initiatives. Evaluate, manage, and prioritize resources in ongoing review of operations.

Based on input from our President and Chief Executive Officer and the review of our performance during 2019, the talent and compensation committee awarded Mr. Floyd 100% of his IBG and discretion component.

Vondrasek’s 2019 Annual Incentive

Mr. Vondrasek’s IBGs for 2019 included:

•	Guest and Customer Engagement. Deliver roadmap for digital transformation. Ensure organizational alignment, clarity, and deliverables that span all guest touchpoints.

•

Operate with Excellence. Expand capabilities for global contact centers. Drive business through World of Hyatt and increase member satisfaction. Elevate distribution and revenue management functions. Refine brand positioning and deliver brand partnerships.

•	Growth. Integrate new brands across platforms. Deliver integrated wellbeing strategy.

•	Cultivate Talent. Resource teams and ensure development plans are in place to strengthen talent.

Based on input from our President and Chief Executive Officer and the review of our performance during 2019, the talent and compensation committee awarded Mr. Vondrasek 100% of his IBG and discretion component.

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Accordingly, based on Hyatt’s 2019 financial performance and the factors and considerations discussed above, the talent and compensation committee awarded the following amounts for each NEO, expressed as a percentage of base salary as in effect at year-end and the resulting percentage of target incentive:

Name	Actual $(1)	Actual % of salary and % of target
Mark S. Hoplamazian	$1,860,200	150.3% of year-end salary (85.9% of target)
Joan Bottarini	$647,100	95.9% of year-end salary (95.9% of target)
H. Charles Floyd	$693,700	85.9% of year-end salary (85.9% of target)
Mark R. Vondrasek	$563,200	85.9% of year-end salary (85.9% of target)

(1)	The annual incentive payments were rounded to the nearest hundred dollar increment.

Long-Term Incentive

Annual Long-Term Incentive Grants

In 2019, we granted our NEOs equity incentive awards in the form of SARs, RSUs, and PSUs under our LTIP. These grants were designed to:

•	drive and reward performance over an extended period of time to promote creation of long-term value for our stockholders;

•	create strong alignment with the long-term interests of our stockholders;

•	assist in retaining highly qualified executives; and

•	contribute to competitive total rewards.

In determining the value of long-term incentive grants, we considered market data, the individual’s potential contribution to our success, and the relationship between each NEO’s short-term and long-term compensation. For 2019, the talent and compensation committee determined that the value of long-term incentive awards to NEOs, other than Messrs. Thomas J. Pritzker and Hoplamazian, would be delivered 30% in SARs, 30% in RSUs, and 40% (at target performance) in PSUs. Mr. Hoplamazian received his 2019 long-term incentive award as 25% SARs, 25% RSUs, and 50% (at target performance) in PSUs. The talent and compensation committee believes that awarding a mix of SARs, RSUs, and PSUs achieves a balance in linking NEO long-term rewards to Company performance. SARs do not provide any value unless the stock price appreciates, the value of RSUs increases or decreases in the same way stockholders’ stock value increases or decreases, and PSUs focus NEOs on the attainment of specified long-term Company performance objectives. Mr. Pritzker received his 2019 long-term incentive award entirely in the form of SARs to further focus Mr. Pritzker on long-term stockholder value creation.

The total 2019 target long-term incentive grant values determined by the talent and compensation committee for awards of PSUs, SARs, and RSUs are shown below for each NEO.

	Target LTIP Values
Name	PSUs(1)	SARs	RSUs
Thomas J. Pritzker	—	$5,000,000	—
Mark S. Hoplamazian	$4,750,000	$2,375,000	$2,375,000
Joan Bottarini	$560,000	$420,000	$420,000
H. Charles Floyd	$1,000,000	$750,000	$750,000
Mark R. Vondrasek	$600,000	$450,000	$450,000

(1)

Values set forth in this table represent the grant amounts determined by the talent and compensation committee at their meeting on March 20, 2019, which amounts were converted into numbers of shares underlying the awards on that date based on our then-current closing stock price of $71.67. Because the grants of PSUs were not made until May 15, 2019, at which time our closing stock price had increased to $77.95, the values of these awards set forth in the Summary Compensation Table and Grants of Plan-Based Awards Table are greater, reflecting the valuation of these awards on the subsequent grant date.

Additional Long-Term Incentive Grants

In March 2019, in addition to the annual long-term incentive grants described above, the talent and compensation committee granted performance-based RSU awards to each of Messrs. Hoplamazian and Floyd. These awards were intended to, among other things, reinforce our goals of retaining and incentivizing the NEOs and continuing to align pay with performance.

These additional performance-based RSU awards vested 100% in March 2020 based on achievement of an Adjusted Compensation EBITDA performance metric, which for 2019 was the same as the threshold for the Adjusted

28    Hyatt Hotels Corporation    2020 Proxy Statement

Compensation EBITDA Goal applied in respect of the 2019 EIP (described in additional detail in the section above in the CD&A section of this proxy statement titled “Annual Incentive”), and contingent on continued employment through the vesting date (subject to accelerated vesting upon death or disability or involuntary termination following a change in control of the Company). For 2019, we achieved Adjusted Compensation EBITDA of $786 million so the Adjusted Compensation EBITDA Threshold Goal was met.

The grant date fair value of these performance-based RSUs and the number of shares of common stock underlying these RSUs, are set forth in the following table:

Name	RSU Value	Number of RSUs
Mark S. Hoplamazian	$567,483	7,918
H. Charles Floyd	$189,209	2,640

Further, in order to retain Mr. Hoplamazian and ensure he remains focused on fulfilling the Company’s strategic objectives over the next five years, on May 15, 2019, we entered into an agreement to grant him 140,000 PSUs (the “CEO PSUs”), which are eligible to performance-vest based upon both (i) the satisfaction of a continued employment requirement described below (the “Service Component”) and (ii) the attainment of specified performance-vesting conditions (the “Performance Component”). The CEO PSUs are eligible to satisfy the Performance Component during each of calendar years 2019 through 2023 in “tranches” as follows:

Tranche	Performance Period	Number of PSUs
Tranche I PSUs	January 1, 2019 — December 31, 2019	14,000
Tranche II PSUs	January 1, 2020 — December 31, 2020	21,000
Tranche III PSUs	January 1, 2021 — December 31, 2021	21,000
Tranche IV PSUs	January 1, 2022 — December 31, 2022	28,000
Tranche V PSUs	January 1, 2023 — December 31, 2023	56,000

The talent and compensation committee will annually set performance goals that are part of the Performance Component for the tranche eligible to performance-vest during the relevant performance period (as set forth in the table above), and will determine at the end of each performance period whether those goals have been attained. If the applicable performance goals are attained for the relevant performance period at or above target level, that tranche will be earned for purposes of the Performance Component and their vesting will not be conditioned upon the attainment of any future performance goals (but will remain subject to vesting based on satisfaction of the Service Component).

As a condition to the full vesting and payout of each tranche that has been “banked” for purposes of the Performance Component, Mr. Hoplamazian must also satisfy the Service Component, meaning that he must remain continuously employed with us through March 16, 2024, and will generally forfeit all of his CEO PSUs (whether or not such CEO PSUs have been “banked”) upon his termination of employment prior to March 16, 2024 or in the event that he engages in certain “detrimental conduct.” However, Mr. Hoplamazian is eligible for accelerated vesting of some or all of the tranches of CEO PSUs in the case of his death, disability, qualifying retirement or qualifying termination (whether in connection with a change in control of the Company or otherwise) as discussed in more detail under “Potential Payments on Termination or Change in Control” below. Each CEO PSU that becomes fully vested (satisfying both the Performance Component and Service Component) will be settled in shares of our Class A common stock.

The talent and compensation committee established the following performance goals for the Tranche I CEO PSU (i) achievement of the annual threshold Adjusted Compensation EBITDA and (ii) a minimum of 7% net rooms growth. Both goals were achieved for 2019 and the Tranche I PSUs have been “banked” for purposes of the Performance Component. These Tranche I PSUs will become fully vested if Mr. Hoplamazian satisfies the Service Component (and will be eligible for accelerated vesting, as noted above).

In addition, in May 2019, the talent and compensation committee granted an additional RSU award to Mr. Vondrasek covering 3,224 shares of our common stock to recognize the additional responsibilities he assumed in 2019 relating to information technology, data and analytics, and innovation functions. The RSU award had a grant date fair value of $250,000 and vests equally over four years, subject to Mr. Vondrasek’s continued service through each applicable vesting date (subject to accelerated vesting in the case of his death, disability, or involuntary termination following a change in control of the Company).

SARs

SARs are designed to deliver value to the NEOs only if our stock price increases over the grant date value. Each vested SAR gives the holder the right to receive the appreciation in the value of one share of our Class A common stock at the exercise date over the value of one share of our Class A common stock at the date of grant. Generally, SARs vest equally over four years based on continued service and are settled by delivery of shares of our Class A common stock

Hyatt Hotels Corporation    2020 Proxy Statement    29

(but may be subject to accelerated vesting upon a recipient’s death or disability, or his or her involuntary termination following a change in control of the Company).

RSUs

RSUs are designed to align the interests of our NEOs with the interests of our stockholders, to reward performance and to promote retention of our executives by providing equity-based compensation that fluctuates with our stock price. RSUs also help reduce the volatility of our overall long-term incentive package that arises in part due to the cyclical nature of the lodging industry since the volatility of the value of an RSU is lower than the volatility of the value of a SAR.

RSUs, accordingly, are intended to create a sense of ownership and to better align executives’ interests with our stockholders’ interests. Generally, RSUs vest equally over four years (but may be subject to accelerated vesting upon a recipient’s death or disability, or his or her involuntary termination following a change in control of the Company) and are settled by delivery of shares of our Class A common stock. RSUs granted to employees have dividend equivalent rights, which entitle RSU holders to the same dividend value per share as our stockholders. Dividend equivalents are subject to the same vesting and other terms and conditions as the corresponding RSUs. Dividend equivalents are accumulated and paid in cash when the underlying RSUs vest.

PSUs

PSUs are designed to align the interests of our NEOs with the interests of our stockholders, to reward the cumulative attainment of longer-term performance objectives linked to three-year financial goals, and to thereby promote greater retention of our executives while providing equity-based compensation that fluctuates with our stock price. PSUs vest based on achievement of a three-year average “Adjusted ROGA” goal (weighted at 60% of the award) and achievement of annual “Managed and Franchised Adjusted EBITDA” goals averaged over the three-year performance period (weighted at 40% of the award). The number of PSUs that vest based on the foregoing may be further modified based on a three-year “Relative TSR Modifier,” and are generally subject to continued employment through the three-year performance period (except in the case of certain qualifying terminations of employment due to death or disability, retirement, or in the case of a change in control of the Company).

•	“Adjusted ROGA” is generally defined as Adjusted EBITDA divided by Average Gross Assets for each year of the three-year performance period.

•	“Gross Assets” is generally defined as total assets plus accumulated depreciation of property and equipment.

•

Adjusted EBITDA is defined as set forth in Part II, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Depreciation, and Amortization,” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

•

“Managed and Franchised Adjusted EBITDA” is generally defined as the sum of Adjusted EBITDA for the three management and franchising segments (Americas, ASPAC and EAME/SWA) for each fiscal year of the three-year performance period; and

•

“Relative TSR Modifier” is generally defined as the rank order (including Hyatt) of total stockholder return over the three-year performance period from each of the following: Hilton Worldwide Holdings Inc., Marriott International, Inc., InterContinental Hotels Group PLC, Host Hotels & Resorts, Inc., Sunstone Hotel Investors, Inc., and Park Hotels & Resorts Inc. Hyatt’s ranking among the foregoing results in the number of vesting PSUs being increased or decreased by a modifier that ranges from 120% (for the highest rank) to 80% (for the lowest rank).

The performance metrics used in determining PSU vesting were established such that the relative difficulty of achievement would be challenging but reasonable in light of past performance, future expectations, and market conditions.

We believe that disclosure of information regarding the specific performance goals for each metric used in determining PSU vesting will cause substantial competitive harm to Hyatt, both directly and indirectly. Therefore, in accordance with applicable SEC rules, the specific performance goals used in determining PSU vesting have been omitted from this proxy statement; however, we expect to disclose these goals in accordance with applicable SEC rules, following the conclusion of the applicable performance period.

Dividend equivalents for PSUs are subject to the same vesting and other terms and conditions as the corresponding PSUs. Dividend equivalents are accumulated and paid in cash when the underlying PSUs vest.

Determination of Performance for 2017-2019 PSUs

In 2017, the talent and compensation committee granted PSUs with a three-year performance period that would only be earned if the NEOs achieved a three-year average Adjusted ROGA goal (as defined above), as may be further modified based on achievement of a three-year “Relative EBITDA Growth Rank.” “Relative EBITDA Growth Rank” was

30    Hyatt Hotels Corporation    2020 Proxy Statement

generally defined as the rank order (including Hyatt) of cumulative growth of EBITDA figures, to the extent publicly reported for the performance period, from each of the following: Accor Group, Hilton Worldwide Holdings Inc., Host Hotels & Resorts, Inc., Intercontinental Hotels & Resorts, and Marriott International, Inc. The vesting and payout of these PSUs was conditioned upon meeting the threshold goal and further subject to continued service through the end of the three-year performance period (except in the case of certain qualifying terminations of employment due to death or disability, retirement, or in the case of a change in control of the Company).

The three-year average Adjusted ROGA for the 2017-2019 performance period was 8.2% which would have resulted in a vesting/payout of 100%. In 2017, Hyatt accelerated its asset disposition strategy to increase the mix of earnings driven by its Managed and Franchised business while reducing exposure to Real Estate. From 2017 to 2019, as part of this adjustment in business strategy, Hyatt sold a number of assets which decreased Real Estate Adjusted EBITDA by $167M, causing Hyatt’s Relative EBITDA Growth Rank to drop to five out of six (which would have resulted in an adjustment to the payout of 95% of the target award). Absent this adjustment in business strategy, Hyatt’s Relative EBITDA Growth Rank would have been three out of six, which ranking would not have impacted the payout of 100%. Accordingly, the Talent & Compensation Committee determined that vesting/payout of 100% of the target award was warranted.

Equity Practices

The Company makes equity grants pursuant to our Non-Employee Director Compensation Policy and the LTIP during regularly scheduled board meetings or during periods when we are not in possession of material non-public information. Pursuant to our Insider Trading Policy, neither the Company, nor executive officers, directors or “blackout covered employees” (as defined in the Insider Trading Policy) may trade in any securities of the Company during the period beginning seven calendar days before the end of any fiscal quarter of the Company and ending two full trading days after the public release of earnings data for such quarter, whether or not the Company or its executive officers, directors or blackout covered employees are in possession of material, non-public information.

Employee Benefits

Our NEOs receive employee benefits similar to other salaried colleagues, such as participation in our 401(k) Plan, and our health, life and disability plans and severance benefits, as described in more detail below and in the section below in the CD&A section of this proxy statement titled “Potential Payments on Termination or Change in Control.” In addition, we provide certain additional retirement and deferred compensation benefits to our NEOs, including participation in our Deferred Compensation Plan (“DCP”), as well as limited perquisites. These additional employee benefits and perquisites make up the benefits/work/lifestyle portion of our total rewards package and allow us to compete in attracting and retaining executives.

Termination and Severance Benefits

In the event of certain qualifying terminations of employment, NEOs are entitled to severance payments and benefits under the Hyatt Hotels Corporation Executive Officer Severance and Change in Control Plan (the “Severance and Change in Control Plan”). All severance payments and benefits under the Severance and Change in Control Plan that are payable in connection with a change in control are “double trigger,” meaning that a NEO will not receive severance benefits in connection with a change in control unless the NEO also experiences a qualifying termination of service. We do not provide “single trigger” severance payments, equity acceleration, or benefits to our NEOs in connection with a change in control. For a description of the material terms of the Severance and Change in Control Plan, see the section below in the CD&A section of this proxy statement titled “Potential Payments on Termination or Change in Control.”

We do not provide for tax reimbursement payments or tax gross-ups related to a change in control.

Retirement Programs

In addition to our 401(k) plan that is available to employees generally, our NEOs may participate in the DCP, which is a non-qualified deferred compensation plan.

401(k) Plan

Our 401(k) plan is an ongoing, tax-qualified 401(k) plan under which we match 100% on the first 3% of compensation that an employee contributes and 50% on the next 2% of compensation that an employee contributes, up to a total match of 4% of an employee’s compensation (subject to the Internal Revenue Service (“IRS”) limits for tax qualified plans).

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Deferred Compensation Plan

The DCP allows executives to defer up to 75% of their base salaries and all or a portion of their annual incentives. We also make an employer contribution to the plan based on a designated contribution schedule. For 2019, each of Messrs. Thomas J. Pritzker, Hoplamazian, and Floyd received a dollar for dollar match on deferrals up to $12,000 and each of Ms. Bottarini and Mr. Vondrasek received a 3% employer contribution for their respective base salaries up to $16,000. Executives who participate in the DCP can select among various market-based investment options and are eligible to receive their account balances when they terminate employment.

Perquisites

We offer limited perquisites to our executives which we believe are reasonable and consistent with our total rewards program and our goal of attracting and retaining key executives. Perquisites that are provided include:

•	limited use of Hyatt properties per the policy that is applicable to all Hyatt colleagues;

•	complimentary parking; and

•	relocation for new executives as necessary.

Messrs. Thomas J. Pritzker and Hoplamazian are permitted to use our leased corporate aircraft for personal travel. Under our aircraft usage policy, Mr. Hoplamazian may use up to 30 hours per year with Mr. Thomas J. Pritzker’s prior approval, and the talent and compensation committee’s approval for personal travel over 30 hours. Mr. Hoplamazian used the corporate aircraft for one personal trip in 2019 and the aggregate incremental cost of his personal use of the corporate aircraft was $7,792. We determined the incremental cost of his personal use of our corporate aircraft based on the variable operating costs to us, which include items such as (i) aircraft fuel and oil expenses per hour of flight; (ii) landing, ramp, and parking fees and expenses; (iii) crew travel expenses; (iv) supplies and catering; (v) customs, foreign permit, and similar fees; (vi) crew travel; and (vii) passenger ground transportation. Because our aircraft is used primarily for business travel, this methodology excludes fixed costs that do not change based on usage, such as the salaries of pilots and crew, purchase or lease costs of aircraft, and costs of maintenance and upkeep. Mr. Hoplamazian incurs taxable income, calculated using the non-commercial flight valuation method, for all personal use of our corporate aircraft. We do not grant bonuses to cover, reimburse, or otherwise “gross-up” any income tax owed for personal travel on our corporate aircraft.

Share Ownership Requirement, Compensation Recovery Policy, and Anti-Hedging/Anti-Pledging Policies

Pursuant to our share ownership guidelines, each of our NEOs (other than Mr. Thomas J. Pritzker) is required to hold vested in-the-money SARs, vested or unvested RSUs or restricted or unrestricted shares of common stock with a value equal to no less than the following amounts (as applicable):

NEO	Multiple of salary
Mr. Hoplamazian (CEO)	6 times base salary
Ms. Bottarini, Mr. Floyd and Mr. Vondrasek (EVPs)	3 times base salary

Once a NEO reaches age 55, his or her ownership guideline reduces by 10% per year until age 60. Our NEOs have five years to meet these goals from when they become NEOs. We adopted these share ownership guidelines as a means of requiring executives to hold equity and tie their interests to the interests of our stockholders. As of December 31, 2019, Mr. Hoplamazian and Mr. Floyd met the guidelines. Mr. Vondrasek and Ms. Bottarini have until 2022 and 2023 to meet the guidelines, respectively. In light of the substantial direct and indirect ownership of our outstanding common stock by trusts established for the benefit of Mr. Thomas J. Pritzker and his descendants, Mr. Thomas J. Pritzker is not subject to the share ownership guidelines.

We also have a compensation recovery policy which, if the board of directors determines that an executive has engaged in fraudulent or willful misconduct that resulted in a restatement of our financial results, allows the board of directors (or a committee thereof) in its discretion to recover from such executive any bonus, equity compensation or profits received on equity compensation by such executive.

Pursuant to our Insider Trading Policy, our NEOs, directors, officers, and “colleagues” (as defined in the Insider Trading Policy) are prohibited from “hedging” their ownership in shares of our common stock or other equity-based interests in the Company (including by engaging in short sales relating to our common stock), and are generally prohibited from pledging shares of our common stock as collateral for loans, except in limited, pre-approved circumstances where the individual clearly demonstrates the financial capacity to repay the loan without resorting to the pledged securities.

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Regulatory Considerations

Section 162(m) generally disallows a federal tax deduction to public companies for compensation greater than $1 million paid in any tax year to specified executive officers. Pursuant to the Tax Cuts and Jobs Act of 2017, the exception for “qualified performance-based compensation” under Section 162(m) of the Code was eliminated with respect to all remuneration other than remuneration payable pursuant to a written binding contract in effect on November 2, 2017 which was not modified in any material respect on or after such date.

ASC Topic 718

Grants of stock-based compensation are accounted for under ASC Topic 718. The talent and compensation committee regularly considers the accounting implications of significant compensation decisions, especially in connection with decisions that relate to equity-based compensation awards. As accounting standards change, we may revise certain programs to appropriately align the cost of our equity-based compensation awards with our overall executive compensation philosophy and objectives.

Our incentive compensation programs have been designed and administered in a manner generally intended to preserve federal income tax deductions. However, the talent and compensation committee considers the tax and accounting consequences of utilizing various forms of compensation and retains the discretion to pay compensation that is not tax deductible or could have adverse accounting consequences.

Summary Compensation Table

Name and Principal Position	Year		Salary	Bonus	Stock Awards (1)(2)	Option Awards (1)	Non-Equity Incentive Plan Compensation (3)	All Other Compensation (4)	Total
Thomas J. Pritzker	2019		$575,667	$0	$0	$4,999,987	$0	$18,491	$5,594,145
Executive Chairman of the Board	2018		$561,667	$0	$0	$4,499,993	$0	$18,335	$5,079,995
	2017		$547,917	$0	$0	$3,999,995	$0	$30,478	$4,578,390
Mark S. Hoplamazian	2019	(5)	$1,233,000	$0	$9,194,108	$2,374,988	$1,860,200	$39,925	$14,702,221
President and Chief	2018		$1,203,167	$0	$6,633,532	$1,999,997	$2,591,800	$31,933	$12,460,429
Executive Officer (Principal Executive Officer)	2017		$1,174,167	$0	$4,416,809	$1,999,997	$2,250,000	$31,683	$9,872,656
Joan Bottarini	2019		$675,000	$0	$1,029,009	$419,999	$647,100	$24,674	$2,795,782
Executive Vice President, Chief Financial Officer (Principal Financial Officer)	2018	(6)	$379,762	$0	$399,923	$0	$252,400	$45,714	$1,077,799
H. Charles Floyd	2019		$804,667	$0	$2,026,722	$750,000	$693,700	$32,133	$4,307,222
Executive Vice President,	2018		$784,833	$0	$1,544,472	$666,652	$966,100	$32,133	$3,994,190
Global President of Operations	2017		$765,833	$0	$1,472,251	$666,655	$810,900	$45,258	$3,760,897
Mark R. Vondrasek	2019	(7)	$653,333	$0	$1,352,452	$449,993	$563,200	$16,399	$3,035,377
Executive Vice President, Chief Commercial Officer	2018		$637,500	$0	$799,931	$399,991	$784,600	$181,921	$2,803,943

(1)

Amounts shown in the “Stock Awards” column represent the aggregate grant date fair value of RSUs and PSUs and the amounts shown in the “Option Awards” column represent the aggregate grant date fair value of SARs, in each case, granted in the year indicated, with such grant date fair values prepared in accordance with ASC Topic 718. For a discussion of the assumptions made in the valuation reflected in these columns, see Note 17 to the Consolidated Financial Statements contained in our Annual Report on Form 10-K for the year ended December 31, 2019. With regard to the PSU awards, the values set forth above reflect the vesting of PSUs based on the probable outcome of target levels. For a discussion of threshold, target, and maximum levels of vesting on PSU awards, see the section in the CD&A section of this proxy statement titled “Grants of Plan-Based Awards — 2019.”

(2)

For 2019 PSU awards, amounts shown reflect the grant date fair value of the awards at target payout. The grant date fair value of the PSU awards assuming the highest level of performance (i.e., 200% of target) are as follows: Mr. Hoplamazian $10,332,273, Ms. Bottarini $1,218,047, Mr. Floyd $2,175,117, and Mr. Vondrasek $1,305,039.

(3)	See the section in the CD&A section of this proxy statement titled “Annual Incentive” for a more detailed description of the incentive compensation program.

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(4)	All Other Compensation for 2019 includes that shown in the table below:

Name	401(k) Match and Contributions to DCP	Life Insurance and Long-Term Disability Premiums	Perquisites and Other Personal Benefits(1)	Total
Thomas J. Pritzker	$17,751	$740	$0	$18,491
Mark S. Hoplamazian	$23,200	$1,133	$15,592	$39,925
Joan Bottarini	$20,989	$765	$2,920	$24,674
H. Charles Floyd	$23,200	$1,133	$7,800	$32,133
Mark R. Vondrasek	$15,500	$899	$0	$16,399

(1)

Amounts shown reflect: the aggregate incremental cost of his personal use of the corporate aircraft (Mr. Hoplamazian), parking benefits ($7,800 for each of Messrs. Hoplamazian and Floyd), and tax filing preparation relating to prior expatriate assignment ($2,920 for Ms. Bottarini).

(5)

To retain Mr. Hoplamazian and ensure he remains focused on fulfilling the Company’s strategic objectives over the next five years, we entered into an agreement on May 15, 2019 to grant him 140,000 CEO PSUs, which are eligible to performance-vest in “tranches.” The first tranche is 14,000 shares.

(6)

Ms. Bottarini commenced her position as Executive Vice President, Chief Financial Officer on November 2, 2018. Accordingly, the amounts paid to her for 2018 and set forth in this Summary Compensation Table reflect partial year compensation in her current role and partial year compensation in her former role.

(7)

Mr. Vondrasek received an additional one-time award of RSUs that had a grant-date fair value of $250,000 in May 2019 in recognition of additional responsibilities related to information technology, data and analytics, and innovation functions he assumed during the year.

The actual value, if any, which an executive may realize from a SAR, RSU or PSU award is contingent upon the satisfaction of the conditions to vesting applicable to that award, and with respect to SARs, is determined solely by reference to stock price increase from the date of exercise over the base price on the date the award is granted. Thus, there is no assurance that the value, if any, eventually realized by the executive will correspond to the amount shown in the table above. The amounts shown in the table above are prepared in accordance with ASC Topic 718.

Grants of Plan-Based Awards — 2019

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(#)	All Other Option Awards: Number of Securities Underlying Options(#)	Exercise or Base Price of Option Awards ($)(3)	Grant Date Fair Value of Stock and Options Awards(4)

		Threshold	Target	Maximum	Threshold(#)	Target(#)	Maximum(#)
Thomas J. Pritzker
SARs	3/20/2019								292,226	$71.67	$4,999,987

Mark S. Hoplamazian
		$1,083,250	$2,166,500	$4,333,000
PSUs	5/15/2019				19,883	66,275	132,550				$5,166,136
SARs	3/20/2019								138,807	$71.67	$2,374,988
RSUs	3/20/2019							33,137			$2,374,929
RSUs(5)	3/20/2019					7,918					$567,483
PSUs(6)	5/15/2019					14,000					$1,085,560

Joan Bottarini
		$337,500	$675,000	$1,350,000
PSUs	5/15/2019				2,344	7,813	15,626				$609,023
SARs	3/20/2019								24,547	71.67	$419,999
RSUs	3/20/2019							5,860			$419,986

H. Charles Floyd
		$404,000	$808,000	$1,616,000
PSUs	5/15/2019				4,186	13,952	27,904				$1,087,558
SARs	3/20/2019								43,834	$71.67	$750,000
RSUs	3/20/2019							10,464			$749,955
RSUs(5)	3/20/2019					2,640					$189,209

Mark R. Vondrasek
		$328,000	$656,000	$1,312,000
PSUs	5/15/2019				2,511	8,371	16,742				$652,519
SARs	3/20/2019								26,300	$71.67	$449,993
RSUs	3/20/2019							6,278			$449,944
RSUs	5/15/2019							3,224			$249,989

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(1)

The amounts shown represent the threshold, target and maximum potential payments under the EIP based on multiples of the NEO’s base salary as of December 31, 2019. See “Annual Incentives” in the CD&A section of this proxy statement above for a more detailed description of the EIP.

(2)

Except with respect to the performance-based RSUs granted to Messrs. Hoplamazian and Floyd and the CEO PSUs granted to Mr. Hoplamazian referenced in footnotes (5) and (6) below, the amounts shown represent the potential PSUs that may be earned under the LTIP at each of the threshold, target and maximum performance levels. Each NEO was granted PSUs at target, but the number of PSUs that will vest and be retained by the NEO will be determined at the conclusion of the 2019 through 2021 performance period. PSUs will vest based on achievement of three-year average “Adjusted ROGA” goal weighted at 60% and a three-year average “Managed and Franchised Adjusted EBITDA” goal weighted at 40%, both of which may be further modified based on three-year “Relative TSR Modifier”, and are generally subject to continued employment through the vesting date. “Adjusted ROGA” is generally defined as Adjusted EBITDA divided by Average Gross Assets for each year of the three-year performance period. “Managed and Franchised Adjusted EBITDA” is generally defined as the sum of Adjusted EBITDA for the three management and franchising segments (Americas, ASPAC and EAME/SWA) for each year of the three-year performance period. For this purpose Adjusted EBITDA is defined as set forth in Part II, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Key Business Metrics Evaluated by Management—Adjusted Earnings Before Interest Expense, Taxes, Depreciation, and Amortization,” of our Annual Report on Form 10-K for the year ended December 31, 2019. If the threshold of neither the Adjusted ROGA goal nor the Average Managed and Franchised EBITDA is achieved at the end of the three-year performance period, then all of the PSUs will be forfeited and none will vest. If the threshold Adjusted ROGA goal is achieved, 22.5% of the PSUs will vest. If the threshold of the Average Managed and Franchised EBITDA is achieved, an additional 15% of the PSUs will vest. If the target performance goal is achieved for both measures, 100% of the PSUs granted will vest. If the maximum performance goal is achieved for both measures, 166.7% of the PSUs will vest. Achievement between the threshold and maximum performance goals will be interpolated linearly based on level of achievement. The number of PSUs vesting will further be modified up to plus or minus 20% by Relative TSR Rank so that overall the threshold number of PSUs to vest is 30% of target and the maximum number of PSUs to vest is 200% of target.

(3)	The strike price of SARs is the closing price of the Company’s stock on the date of grant.

(4)

Amounts shown represent the grant date fair value of SARs, RSUs and PSUs granted in the year indicated computed in accordance with ASC Topic 718. For a discussion of the assumptions made in the valuation reflected in these columns, see Note 17 to the Consolidated Financial Statements contained in our Annual Report on Form 10-K for the year ended December 31, 2019. With regard to the valuation of PSU awards, the grant date fair values set forth above reflect the vesting of PSUs based upon the probable outcome at target levels, and were determined based on a Monte Carlo simulation model as of May 15, 2019, the grant date of the PSUs.

(5)

On March 20, 2019, each of Messrs. Hoplamazian and Floyd received an additional RSU grant under the LTIP which vested 100% in March 2020 and was subject to achievement of the Adjusted Compensation EBITDA Threshold Goal and continued service through the vesting date. Amounts shown represent the potential PSUs earned under the LTIP at the target performance level, as there is neither a threshold nor a maximum performance measurement for these awards.

(6)

On May 15, 2019, Mr. Hoplamazian was granted an award of 140,000 CEO PSUs, which are eligible to performance-vest in annual “tranches” over five years (as described in more detail under “Additional Long-Term Incentive Grants” above). The amount shown represents the grant-date fair value of the target number Tranche I PSUs under such award, eligible to performance-vest in respect 2019 performance if annual performance goals, set by the talent and compensation committee, are attained at “target performance” during the applicable performance period. Neither threshold nor maximum performance measurements apply to the Tranche I PSUs. If the CEO PSUs for a given tranche performance-vest, those CEO PSUs will be “banked” for purposes of performance-vesting and will be eligible to fully vest if Mr. Hoplamazian remains continuously employed through March 16, 2024 (subject to accelerated vesting on certain qualifying terminations). The talent and compensation committee established the following performance hurdles for the Tranche I PSUs: (i) achievement of the annual threshold Adjusted Compensation EBITDA and (ii) a minimum of 7% net rooms growth. Both goals were achieved for 2019 and therefore the Tranche I PSUs have been “banked” and remain eligible to vest if Mr. Hoplamazian satisfies the applicable continued employment requirement.

The actual value, if any, which an executive may realize from a SAR, RSU or PSU award is contingent upon the satisfaction of the conditions to vesting applicable to that award, and with respect to SARs, is determined solely by reference to stock price increase from the date of exercise over the base price on the date the award is granted. Thus, there is no assurance that the value, if any, eventually realized by the executive will correspond to the amount shown in the table above. The amounts shown in the table above are prepared in accordance with ASC Topic 718.

Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table

Thomas J. Pritzker and Hoplamazian Employment Letters

Messrs. Thomas J. Pritzker and Hoplamazian are parties to employment letter agreements with us, each of which became effective as of January 1, 2013. Each letter agreement has a current term that continues through December 31, 2020, subject to automatic one-year renewals unless either party provides 180 days’ prior notice to the other not to renew.

Under their respective letter agreements, Messrs. Thomas J. Pritzker and Hoplamazian are entitled, respectively, to (i) current base salaries equal to $578,000 and $1,238,000, (ii) annual equity awards under the LTIP with target grant date fair values equal to $5,000,000 and $9,500,000 in each case, subject to adjustment by the talent and

Hyatt Hotels Corporation    2020 Proxy Statement    35

compensation committee, and (iii) in the case of Mr. Hoplamazian, an annual incentive payment under our EIP, with a target annual incentive payment in an amount equal to 175% of Mr. Hoplamazian’s base salary and a maximum annual incentive payment in an amount equal to 350% of his base salary, in each case, subject to adjustment by the talent and compensation committee.

Each letter agreement provides that, upon the executive’s termination of employment, he will be eligible to receive severance payments and benefits in accordance with the terms of the Severance and Change in Control Plan. In addition, pursuant to their respective letter agreements, we will use commercially reasonable efforts to (i) appoint Mr. Thomas J. Pritzker as Executive Chairman for so long as he is a member of our board and as long as he is willing and able to serve in that office, and (ii) nominate Mr. Hoplamazian for re-election as a member of our board for so long as he is our President and Chief Executive Officer. If he is not so appointed (Mr. Thomas J. Pritzker) or re-elected (Mr. Hoplamazian), the applicable executive will be entitled to terminate his employment and to the rights and entitlements under the Severance and Change in Control Plan as if his employment were terminated by us without cause. For additional information regarding the Severance and Change in Control Plan, please see the section below in the CD&A section of this proxy statement titled “Potential Payments on Termination or Change in Control.”

Bottarini Employment Letter

Ms. Bottarini is party to an employment letter agreement with us, which became effective as of November 2, 2018. This letter agreement does not have a fixed term. Under her letter agreement, Ms. Bottarini is entitled to receive (i) an annual base salary of $675,000, (ii) target incentive award of 100% of base salary under our EIP, (iii) annual grants under our LTIP (which, for grants made during 2019, had an aggregate value equal to $1,400,000), (iv) a one-time grant of RSUs with a value equal to $250,000, granted in December 2018, which vest annually over four years, subject to Ms. Bottarini’s continued employment through the applicable vesting date, (v) employee benefits and perquisites available to our senior executive officers from time to time, and (vi) severance in accordance with our Severance and Change in Control Plan. For additional information regarding our Severance and Change in Control Plan, please see the section below in the CD&A section of this proxy statement titled “Potential Payments on Termination or Change in Control.”

Vondrasek Employment Letter

Mr. Vondrasek is party to a letter agreement with us, which became effective as of August 28, 2017. This letter agreement does not have a fixed term. Under his letter agreement, Mr. Vondrasek is entitled to receive (i) a current base salary equal to $656,000, (ii) a current target incentive award of 100% of base salary under our EIP, (iii) annual grants under our LTIP (which, for grants made during 2019, had an aggregate value equal to $1,750,000 consisting of $1,500,000 granted during the annual cycle and an additional award of $250,000 in May 2019 in recognition of additional responsibilities related to information technology, data and analytics, and innovation functions), and (iv) employee benefits and perquisites available to our senior executive officers from time to time. In addition, the letter agreement provided for certain one-time equity awards each of which was granted on or about September 25, 2017.

Outstanding Equity Awards at Fiscal Year-End — 2019

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable (1)(5)	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)(5)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)(5)	Market Value of Shares or Units of Stock That Have Not Vested (4)(5)	Equity Incentive Plan Awards: Number of Unearned Shares or Units of Stock That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market Value of Unearned Shares or Units of Stock That Have Not Vested (4)
Thomas J. Pritzker	3/20/2019	—	292,226	$71.67	3/20/2029
	3/21/2018	53,241	159,726	$80.02	3/21/2028
	3/22/2017	122,324	122,324	$52.65	3/22/2027
	3/23/2016	206,325	68,778	$47.36	3/23/2026
	3/25/2015	180,353	—	$56.27	3/25/2025
	2/13/2014	140,191	—	$49.39	2/13/2024
	3/15/2013	207,381	—	$43.44	3/15/2023
	3/16/2012	140,601	—	$41.29	3/16/2022
	3/16/2011	127,410	—	$41.74	3/16/2021
	5/11/2010	119,707	—	$40.96	5/11/2020

36    Hyatt Hotels Corporation    2020 Proxy Statement

			Option Awards				Stock Awards
Name	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable (1)(5)	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)(5)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)(5)	Market Value of Shares or Units of Stock That Have Not Vested (4)(5)	Equity Incentive Plan Awards: Number of Unearned Shares or Units of Stock That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market Value of Unearned Shares or Units of Stock That Have Not Vested (4)
Mark S. Hoplamazian	5/15/2019	(5a)							14,000	$1,255,940
	5/15/2019								66,275	$5,945,530
	3/20/2019		—	138,807	$71.67	3/20/2029
	3/20/2019	(5b)							7,918	$710,324
	3/20/2019						33,137	$2,972,720
	3/21/2018		23,663	70,989	$80.02	3/21/2028
	3/21/2018								48,721	$4,370,761
	3/21/2018						18,745	$1,681,614
	3/22/2017		61,162	61,162	$52.65	3/22/2027
	3/22/2017						18,994	$1,703,952
	3/22/2017								37,986	$3,407,724
	3/23/2016		77,370	25,793	$47.36	3/23/2026
	3/23/2016		103,161	34,390	$47.36	3/23/2026
	3/23/2016						10,558	$947,158
	3/25/2015		72,674	—	$56.27	3/25/2025
	2/13/2014		56,490	—	$49.39	2/13/2024
	3/15/2013		83,565	—	$43.44	3/15/2023
	3/16/2012		86,755	—	$41.29	3/16/2022
	3/16/2011		69,881	—	$41.74	3/16/2021
Joan Bottarini	5/15/2019								7,813	$700,904
	3/20/2019		—	24,547	$71.67	3/20/2029
	3/20/2019						5,860	$525,701
	12/13/2018						2,784	$249,753
	3/21/2018						1,406	$126,132
	3/22/2017						1,141	$102,359
	3/23/2016						662	$59,388
H. Charles Floyd	5/15/2019								13,952	$1,251,634
	3/20/2019		—	43,834	$71.67	3/20/2029
	3/20/2019	(5b)							2,640	$236,834
	3/20/2019						10,464	$938,725
	3/21/2018		7,887	23,663	$80.02	3/21/2028
	3/21/2018								8,120	$728,445
	3/21/2018						6,249	$560,598
	3/22/2017		20,386	20,388	$52.65	3/22/2027
	3/22/2017								12,662	$1,135,908
	3/22/2017						6,332	$568,044
	3/23/2016		25,788	8,599	$47.36	3/23/2026
	3/23/2016		34,386	11,464	$47.36	3/23/2026
	3/23/2016						3,519	$315,689
	3/25/2015		30,684	—	$56.27	3/25/2025
	3/25/2015		41,373	—	$56.27	3/25/2025
	2/13/2014		4,430	—	$49.39	2/13/2024
	2/13/2014		23,851	—	$49.39	2/13/2024
	3/15/2013		35,283	—	$43.44	3/15/2023
	3/16/2012		36,630	—	$41.29	3/16/2022
	3/16/2011		33,193	—	$41.74	3/16/2021
	5/11/2009	(5c)					3,073	$275,679
Mark R. Vondrasek	5/15/2019								8,371	$750,962
	5/15/2019						3,224	$289,225
	3/20/2019		—	26,300	$71.67	3/20/2029
	3/20/2019		—				6,278	$563,199
	3/21/2018		4,732	14,198	$80.02	3/21/2028
	3/21/2018								4,872	$437,067
	3/21/2018		1,249				3,749	$336,323
	9/25/2017		5,034	10,071	$61.50	9/25/2027
	9/25/2017		3,048				3,049	$273,526
	9/25/2017	(5d)	13,008				3,252	$291,737

(1)

Represents outstanding SARs held by the NEOs as of December 31, 2019. The SARs vest and become exercisable based on continued service through the applicable vesting date (but may be subject to accelerated vesting upon a recipient’s death or disability, or his or her involuntary termination following a change of control of the Company).

Hyatt Hotels Corporation    2020 Proxy Statement    37

(2)

Represents RSUs held by the NEOs as of December 31, 2019. The RSUs vest and settle upon the applicable vesting dates based on continued service unless otherwise noted (subject to accelerated vesting upon a recipient’s death or disability, or his or her involuntary termination following a change of control of the Company).

(3)

Represents the target value and number of PSUs granted in 2019, 2018, and 2017; actual performance for the applicable performance period may result in (or may have resulted in) more or less PSUs becoming earned for such award. PSUs only vest based on performance and continued service through the last day of the performance period. Or, in the case of Mr. Hoplamazian’s Tranche I PSUs, through March 16, 2024). Except in the case of Mr. Hoplamazian’s Tranche I PSUs (discussed under 5(a) below), in the event of a participant’s death or disability prior to the end of the applicable performance period, PSUs will vest based on actual performance through the most recent fiscal quarter end (projected through the remainder of the performance period based on actual performance), pro-rated based on the number of months in the performance period elapsed through the date of death or disability. In the event of a participant’s retirement, the participant’s PSUs will remain outstanding and eligible to vest based on actual performance through the end of the performance period, pro-rated based on the number of months in the performance period elapsed through the date of retirement (except that pro-rating will not apply if the executive provides at least one year’s advance notice of his or her retirement). In the event of a change in control, PSUs will vest immediately prior to the change in control based on actual performance through the most recent fiscal quarter end (projected through the remainder of the performance period based on actual performance).

(4)	Based on $89.71 per share, which was the closing price of our Class A common stock on December 31, 2019.

(5)	Unless otherwise indicated, all RSU and SAR awards vest in four equal, annual installments commencing on March 16th of the year following the applicable Grant Date

5(a)

On May 15, 2019, Mr. Hoplamazian was granted an award of 140,000 CEO PSUs, which are eligible to performance-vest in annual “tranches” over five years (as described in more detail under “Additional Long-Term Incentive Grants” above). The amount of such CEO PSUs granted on May 15, 2019 represents the target number of Tranche I PSUs under such award that are eligible to performance-vest in respect of 2019 performance if annual performance goals, set by the talent and compensation committee, are attained at “target performance” during the applicable performance period. If the CEO PSUs for a given tranche performance-vest, those CEO PSUs will be “banked” for purposes of performance-vesting and will be eligible to fully vest if Mr. Hoplamazian remains continuously employed through March 16, 2024 (subject to accelerated vesting on certain qualifying terminations). The talent and compensation committee established the following performance hurdles for the Tranche I PSUs: (i) achievement of the annual threshold Adjusted Compensation EBITDA and (ii) a minimum of 7% net rooms growth. Both goals were achieved for 2019 and therefore the Tranche I PSUs have been “banked” and remain eligible to vest on March 16, 2024 if Mr. Hoplamazian satisfies the applicable continued employment requirement.

5(b)	Vests 100% on March 16th of the year following the Grant Date.

5(c)

Vests 2% on June 9, 2009, then 2% on each April 1st thereafter through April 1, 2014, 68% on April 1, 2015 and 4% per year thereafter on each April 1st with final vesting on April 1, 2020. Settles on earlier of May 1, 2020, separation from service, or a change in control.

5(d)	Vests 50% on September 16, 2018, 30% on September 16, 2019, and 20% on September 16, 2020.

Under our Amended and Restated Policy Regarding Equity Vesting and Exercise (“Retirement Policy Regarding Equity Vesting and Exercise”) and unless otherwise specified in the award agreement, RSUs and SARs under the LTIP will continue to become exercisable (if applicable) and payable following an employee’s retirement, as long as the retiree continues to comply with the policy. “Retirement” for this purpose means a voluntary termination of employment after the sum of the individual’s age and continuous service with us equals or exceeds 65, provided that they are at least age 55. Messrs. Thomas J. Pritzker, Hoplamazian, and Floyd are currently retirement eligible.

Option Exercises and Stock Vested

	SAR Awards		Stock Awards
Name	Number of Shares Acquired on Exercise(#)(1)	Value Realized on Exercise($)(1)	Number of Shares Acquired on Vesting(#)(1)	Value Realized on Vesting(1)
Mark S. Hoplamazian	83,795	$3,945,925	40,884	$2,959,184
Joan Bottarini			2,957	$223,419
H. Charles Floyd			26,176	$1,898,486
Mark R. Vondrasek			7,651	$576,763

(1)

For each NEO listed above, shares of Class A common stock underlying vested RSUs were delivered upon vesting, except for Mr. Floyd where delivery of shares of Class A common stock underlying 3,069 vested RSUs was deferred until the earlier of May 1, 2020, Mr. Floyd’s termination of service, or a change in control.

38    Hyatt Hotels Corporation    2020 Proxy Statement

Shares of Class A common stock underlying vested RSUs were delivered or deferred during 2019 as follows:

	Delivered Upon Vesting			Delivery Deferred
Name	Number of Shares(1)	Closing Price on Vesting Date	Date of Vesting	Number of Shares	Date of Vesting	Closing Price on Vesting Date	Deferral Period
Mark S. Hoplamazian	40,884	$72.38	March 16, 2019
Joan Bottarini	2,029	$72.38	March 16, 2019
	928	$82.50	December 12, 2019
H. Charles Floyd	23,107	$72.38	March 16, 2019	3,069	April 1, 2019	$73.64	Earlier of May 1, 2020, termination of service or a change in control
Mark R. Vondrasek	1,249	$72.38	March 16, 2019
	6,402	$75.97	September 16, 2019

(1)

Ms. Bottarini had five awards vest in 2019. Four awards vested on March 16, 2019, while the fifth vested on December 12, 2019. Mr. Vondrasek had three awards vest in 2019. Two awards vested on March 16, 2019, while the third vested on September 16, 2019.

Shares of Class A common stock underlying vested RSUs with a deferred delivery period are also reflected in the “Non-Qualified Deferred Compensation Table.”

Non-Qualified Deferred Compensation Table

The table below sets forth certain information as of December 31, 2019, with respect to the non-qualified deferred compensation plans in which our NEOs participate.

Name	Plan Name	Executive Contributions in Last Fiscal Year(1)	Registrant Contributions in Last Fiscal Year(2)		Aggregate Earnings (Losses) in Last Fiscal Year	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last Fiscal Year End
Thomas J. Pritzker	DCP	$431,313	$12,000		$20,089,634	$—	$79,274,454	(3)
Mark S. Hoplamazian	DCP	$518,360	$12,000		$985,777	$—	$6,970,103	(3)
Joan Bottarini	DCP	$12,942	$16,000		$102,595	$—	$678,996	(3)
H. Charles Floyd	DCP	$265,490	$12,000		$3,703,747	$—	$15,080,631	(3)
	RSUs		$226,001	(4)			$6,607,859	(5)
Mark R. Vondrasek	DCP	$0	$16,000		$1,908	$—	$17,908	(3)

(1)

Includes amounts reflected under “All Other Compensation” in the Summary Compensation Table for 2019 for Messrs. Thomas J. Pritzker and Floyd and amounts reflected under “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table above for 2018 for Mr. Hoplamazian which was paid in 2019.

(2)

Registrant contributions are paid in February following the plan year. Registrant contributions were paid in February 2020, including Mr. Vondrasek’s registrant contribution of $15,500, and are not reflected in the Aggregate Balance at Last Fiscal Year End.

(3)

Of the total amounts shown in each NEO’s Aggregate DCP Balance through fiscal year 2019, the following amounts have been reported as “Salary,” “Bonus,” “Non-Equity Incentive Plan Compensation,” or “All Other Compensation” in the Summary Compensation Table (in 2019 and in previous years) for Mr. Thomas J. Pritzker: $7,488,363; Mr. Hoplamazian: $4,630,758; and Mr. Floyd: $1,525,236. For Ms. Bottarini and Mr. Vondrasek, $32,520 and $15,500 respectively, has been reported as “All Other Compensation” (in 2019 and in previous years).

(4)	Based on the fair market value (closing stock price) of our Class A common stock on the date of vesting.

(5)	Based on $89.71, the closing price of our Class A common stock on December 31, 2019.

Narrative to Non-Qualified Deferred Compensation Table

See description of the Deferred Compensation Plan in the section above in the CD&A section of this proxy statement titled “Employee Benefits — Retirement Programs — Deferred Compensation Plan.”

Hyatt Hotels Corporation    2020 Proxy Statement    39

Potential Payments on Termination or Change in Control

Severance

The Severance and Change in Control Plan provides each of the Company’s NEOs with payments and benefits upon a termination of employment without “cause” (other than due to death or disability) or upon the NEO’s resignation from employment for “good reason,” in either case, within the three months prior to or 24 months following a “change in control” (each, as defined in the Severance and Change in Control Plan). All severance payments and benefits under the Severance and Change in Control Plan that are payable in connection with a change in control are “double trigger,” meaning that a NEO will not receive severance benefits in connection with a change in control unless the NEO also experiences a qualifying termination of service. We do not provide “single trigger” severance payments, equity acceleration, or benefits (i.e., “walk-away rights”) to our NEOs in connection with a change in control.

In the event of a termination of employment without cause (other than due to death or disability) which occurs outside of the 24-month period following a change in control, the NEO is entitled to the following payments and benefits:

•

if the NEO is (i) the Chairman or the President and Chief Executive Officer, cash severance equal to two times the sum of annual base salary and average annual cash bonus for the three fiscal years prior to the termination of employment (the “three-year average bonus”), or (ii) not the Chairman or the President and Chief Executive Officer, cash severance equal to one times the sum of annual base salary and three-year average bonus, subject to increase to two times the sum of annual base salary and three-year average bonus if a change in control occurs within three months following the NEO’s termination of employment, in each case, payable in equal installments over the applicable severance period; and

•

a cash amount equal to the difference between the COBRA premiums that would be applicable to the NEO and the amount the NEO would have paid as an active employee of the Company for the same coverage (the “COBRA benefit”), payable in equal installments over the applicable severance period.

In the event of a termination of employment without cause (other than due to death or disability) or for good reason, in each case, within the 24-month period following a change in control, a NEO is entitled to the following payments and benefits:

•

cash severance equal to two times the sum of annual base salary and target annual cash bonus, generally payable in equal installments over the severance period (however, if the change in control constitutes a change in control under applicable tax regulations, such cash severance will be paid in a lump sum);

•	a cash payment equal to the NEO’s target annual cash bonus, prorated based on the number of days elapsed during the applicable calendar year prior to the termination of employment; and

•	the COBRA benefit, payable in equal installments over the severance period.

Receipt of severance payments and benefits under the Severance and Change in Control Plan is contingent on the NEO’s timely execution and delivery to the Company of an effective release of claims.

We do not provide for tax reimbursement payments or gross-ups to our NEOs related changes in control.

For purposes of the Severance and Change in Control Plan:

•

“Cause” is defined by reference to the applicable NEO’s employment agreement or, if not so defined, “cause” means, whether or not such events are discovered or known by the Company at the time of the NEO’s termination: (I) engaging in illegal or unethical conduct which is or could reasonably be expected to be injurious to the business reputation of the Company; (ii) misconduct in the performance of the NEO’s duties, including, without limitation, refusal to carry out any proper direction by the Company or superior officers; neglect of duties; (iii) fraud, theft, embezzlement or comparable dishonest conduct; or (iv) any act that has or threatens to have a substantial adverse effect on the Company’s reputation, revenue or profitability. The board of directors (or its applicable designee) has full and final authority to determine conclusively whether “cause” exists pursuant to this definition.

•

“Good Reason” is defined by reference to the applicable NEO’s employment agreement or, if not so defined, “good reason” means, without the NEO’s written consent, (i) any material adverse change in the nature or status of the NEO’s duties, authority or responsibilities, including lines of reporting responsibility; (ii) a material reduction in the NEO’s base salary; (iii) a material relocation of the NEO’s principal place of employment; or (iv) any other action or inaction of the Company that would constitute a material breach by the Company of the material terms of the NEO’s employment, in each case, subject to customary notice and cure by the Company.

40    Hyatt Hotels Corporation    2020 Proxy Statement

Equity Awards

Unless otherwise set forth in an applicable award agreement, outstanding SAR and RSU awards under our LTIP will fully vest if a participant’s employment is terminated by us without cause or by the participant with good reason, in either case, within 12 months following a change in control, provided such awards are assumed by a successor in the change in control. If awards are not assumed by a successor, the talent and compensation committee may in its discretion fully vest the awards upon the change in control.

In addition, upon a change in control outstanding PSUs will vest, with the number of PSUs vested and earned determined based on actual performance through the most recent fiscal quarter end (projected through the remainder of the performance period based on actual performance).

Outstanding SAR and RSU awards will fully vest if a participant’s employment is terminated by reason of death or disability. If a participant’s employment is terminated by reason of death or disability, PSUs will vest based on actual performance through the most recent fiscal quarter end (projected through the remainder of the performance period based on actual performance) pro-rated based on the number of months elapsed through the date of disability or death. If Messrs. Thomas J. Pritzker or Hoplamazian are terminated other than for cause, provided they execute a general release of claims and do not compete with us, following termination they will continue to earn their SARs and RSUs on the vesting dates set forth in their respective award agreements.

Messrs. Hoplamazian and Floyd are retirement eligible under our Retirement Policy Regarding Equity Vesting and Exercise, and as a result, their RSU and SAR awards under the LTIP will continue to become exercisable and payable following retirement, subject only to forfeiture for violating the retirement policy. Additionally, their PSUs will remain outstanding and eligible to vest based on actual performance through the end of the performance period, pro-rated based on the number of months in the performance period elapsed through the date of retirement (except that pro-rating will not apply if the executive provides at least one year’s advance notice of retirement).

Mr. Hoplamazian is eligible for accelerated vesting of some or all of the “tranches” of CEO PSUs granted to him in May 2019 upon certain terminations of service. If Mr. Hoplamazian’s employment is terminated (i) due to his death or disability, (ii) by us without cause or by him for good reason, in either case, on or after May 15, 2022 or on or within 12 months following a change in control, or (iii) due to his “qualifying retirement,” then (A) with respect to each tranche of CEO PSUs relating to performance periods for which the attainment of performance goals was finally determined on or prior to the date of such termination (each, a “Completed Tranche”), all of the CEO PSUs for each such Completed Tranche for which the Performance Component was satisfied shall immediately become fully vested and (B) with respect to each tranche that is not yet a Completed Tranche, all of the CEO PSUs for such tranche shall immediately become fully vested (without regard to the satisfaction of the Performance Component). For purposes of the CEO PSUs, “qualifying retirement” means Mr. Hoplamazian’s termination of service within 30 days after the talent and compensation committee has certified that an approved succession plan has been developed, is satisfactorily implemented and is in the Company’s best interest.

The following table summarizes the severance, the value of SARs, RSUs, PSUs (based on actual performance as of December 31, 2019), that would vest, and the value of other benefits that our NEOs would receive upon (i) retirement/voluntary termination; (ii) termination of employment by the Company without cause not in connection with a change in control; or (iii) termination of employment without cause or for good reason in connection with a change in control. The following assumptions were used in creating the table:

•	a stock price of $89.71 per share, which was the closing price of our Class A common stock on December 31, 2019; and

•	termination of employment as of December 31, 2019 (for the scenarios that include a termination of employment).

Hyatt Hotels Corporation    2020 Proxy Statement    41

The amounts shown do not include payments of vested benefits under our tax qualified and non-qualified retirement and deferred compensation plans or the value of vested SARs, RSUs, and PSUs that vested prior to December 31, 2019.

Item	Name	Retirement/ Voluntary Termination	Termination of Employment by Company Without Cause	Change in Control Termination of Employment Without Cause or for Good Reason
Cash Severance	Thomas J. Pritzker		$1,151,333	$1,151,333
	Mark S. Hoplamazian		$7,307,800	$6,781,500
	Joan Bottarini		$861,133	$2,700,000
	H. Charles Floyd		$1,693,167	$3,218,667
	Mark R. Vondrasek		$1,315,383	$2,613,333
Annual Incentive (Year of Termination)	Thomas J. Pritzker
	Mark S. Hoplamazian	$1,860,200		$2,157,750
	Joan Bottarini			$675,000
	H. Charles Floyd	$693,700		$804,667
	Mark R. Vondrasek			$653,333
Equity Vesting	Thomas J. Pritzker	$14,265,578	$14,265,578	$14,265,578
	Mark S. Hoplamazian	$35,083,294	$14,220,486	$42,306,558
	Joan Bottarini			$2,207,065
	H. Charles Floyd	$6,958,622		$8,636,862
	Mark R. Vondrasek			$3,838,173
Medical Benefits	Thomas J. Pritzker		$18,561	$18,561
	Mark S. Hoplamazian		$27,543	$27,543
	Joan Bottarini		$13,771	$27,543
	H. Charles Floyd		$13,771	$27,543
	Mark R. Vondrasek		$13,724	$27,447
Total	Thomas J. Pritzker	$14,265,578	$15,435,472	$15,435,472
	Mark S. Hoplamazian	$36,943,494	$21,555,829	$51,273,351
	Joan Bottarini	$0	$874,904	$5,609,608
	H. Charles Floyd	$7,652,322	$1,706,938	$12,687,739
	Mark R. Vondrasek	$0	$1,329,107	$7,132,286

As described, the amounts shown in the table above under “Equity Vesting” in the “Change in Control Termination of Employment Without Cause or for Good Reason” column would be pro-rated based on the executive’s actual service period in the event of the executive’s death or disability. For Mr. Hoplamazian’s CEO PSUs, we have assumed for purposes of this disclosure that his retirement constitutes a “qualifying retirement.” For PSUs, we have assumed for purposes of this disclosure that amounts are pro-rated based on the number of months in the performance period elapsed through the date of retirement (noting that pro-rating will not apply if the executive provides at least one year’s advance notice of his or her retirement).

42    Hyatt Hotels Corporation    2020 Proxy Statement

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information regarding the ratio of the annual total compensation of our median employee to the annual total compensation of Mark S. Hoplamazian, our President and Chief Executive Officer (our “CEO”). We consider the pay ratio specified below to be a reasonable estimate, calculated in a manner that is intended to be consistent with the requirements Item 402(u) of Regulation S-K.

For 2019, our last completed fiscal year:

•	the annual total compensation of the employee who represents our median compensated employee (other than our CEO) was $35,358; and

•	the annual total compensation of our CEO, as reported in the Summary Compensation Table included above in the CD&A section of this proxy statement, was $14,702,221.

Based on this information, for 2019, the annual total compensation of our CEO was approximately 416 times the median of the annual total compensation of all of our employees (other than the CEO).

Determining the Median Employee

Employee Population

We used our employee population data as of October 1, 2019 as the reference date for identifying our median employee. As of such date, our employee population consisted of approximately 55,000 individuals, with approximately 87% of these individuals located in the United States and approximately 5% of these individuals located in the Asia Pacific (ASPAC) region, and 4% in the Europe-Africa-Middle East/Southwest Asia (EAME/SWA) and Latin America, Caribbean and Canada regions. Hyatt acquired Two Roads Hospitality in November 2018 and because of this, we did not use the same median employee as last year. As of October 1, 2019 approximately 7,400 of the 55,000 employees are part of the Two Roads Hospitality brands. For purposes of the pay ratio calculation, our employee population consists of (i) in the United States, all full- and part-time employees at all owned, managed, leased and joint venture locations, offices and service centers and (ii) outside of the United States, all colleagues who serve at the leadership committee level or above at all locations, and all other full- and part-time employees at all owned and consolidated joint venture locations, offices and service centers. Seasonal and temporary employees employed as of that date were also included in that sample.

Methodology for Determining Our Median Employee

In 2019, to identify the median employee from our employee population, we used gross earnings as reflected in local payroll records. In identifying the median employee, we annualized the compensation of all full-time permanent employees who were new-hires in 2019 and we did not make any cost-of-living adjustments.

Earnings of our employees outside the U.S. were converted to U.S. dollars using the applicable average October 2019 exchange rates.

Compensation Measure and Annual Total Compensation of Median Employee

With respect to the annual total compensation of the median employee, we calculated such employee’s compensation for 2019 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K.

Annual Total Compensation of CEO

With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column of our 2019 Summary Compensation Table included above in the CD&A section of this proxy statement.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Proposal 2 — Ratification of Appointment of the Independent Registered Public Accounting Firm

The audit committee of the board of directors has appointed Deloitte & Touche LLP (“D&T”) as our independent registered public accounting firm for the fiscal year ending December 31, 2020. D&T also served as Hyatt’s independent registered accounting firm for fiscal year 2019, and the services provided to us by D&T in fiscal year 2019 are described under “Independent Registered Public Accounting Firm’s Fees” below. Representatives of D&T will be present virtually at the Annual Meeting to respond to appropriate questions and to make such statements as they may desire.

Stockholder ratification of the selection of D&T as our independent registered public accounting firm is not required by our bylaws or otherwise. However, the board of directors is submitting the selection of D&T to the stockholders for ratification as a matter of good corporate governance practice. Furthermore, the audit committee will take the results of the stockholder vote regarding D&T’s appointment into consideration in future deliberations. Even if the selection is ratified, the audit committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of Hyatt and our stockholders.

The board of directors unanimously recommends that the stockholders vote “FOR” Proposal No. 2 to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of Hyatt Hotels Corporation for the fiscal year ended December  31, 2020.

Independent Registered Public Accounting Firm’s Fees

In addition to retaining D&T to audit the Company’s consolidated financial statements, the audit committee retained D&T to provide various other services in fiscal years 2019 and 2018. The following table presents fees for professional services rendered by D&T for fiscal years 2019 and 2018. The audit committee approved all of the fees presented in the table below.

Type of Fees	FY 2019	FY 2018
Audit Fees(1)	$5,682,772	$6,338,011
Audit-Related Fees(2)	$936,925	$799,145
Tax Fees(3)	$1,420,270	$1,151,870
All Other Fees(4)	$768,000	$546,121

Total	$8,807,967	$8,835,147

The following are footnotes to the above table, in accordance with SEC definitions:

(1)

Audit fees represent D&T fees for professional services for the audit of the Company’s consolidated financial statements included in our Annual Reports on Form 10-K for the fiscal years ended December 31, 2019 and December 31, 2018 filed with the SEC, review of quarterly financial statements, accounting consultation and other attest services that are typically performed by the independent public accountant, and services that are provided by D&T in connection with statutory and regulatory filings.

(2)	Audit-related fees consist principally of fees for audits required under agreements with our hotels owners.

(3)	Tax fees are fees for tax compliance, tax advice and tax planning.

(4)	All other fees are fees billed by D&T to Hyatt for any services not included in the first three categories. The 2019 and 2018 fees were for permitted advisory services.

44    Hyatt Hotels Corporation    2020 Proxy Statement

Policy on Audit Committee Preapproval of Audit and Permissible Nonaudit Services of the Independent Registered Public Accounting Firm

The audit committee has adopted a policy requiring that all audit, audit-related and non-audit services provided by the independent auditor be pre-approved by the audit committee. The policy also requires additional approval of any engagements that were previously approved but are anticipated to exceed pre-approved fee levels. The policy permits the audit committee chair to pre-approve principal independent auditor services where the Company deems it necessary or advisable that such services commence prior to the next regularly scheduled meeting (provided that the audit committee chair must report to the full audit committee on any pre-approval determinations). All services provided to us by D&T for fiscal years 2019 and 2018 were pre-approved by the audit committee. D&T may only perform non-prohibited non-audit services that have been specifically approved in advance by the audit committee. In addition, before the audit committee will consider granting its approval, the Company’s management must have determined that such specific non-prohibited non-audit services can be best performed by D&T based on its in-depth knowledge of our business, processes and policies. The audit committee, as part of its approval process, considers the potential impact of any proposed work on the independent auditors’ independence.

The audit committee has adopted a policy that prohibits our independent auditors from providing:

•	bookkeeping or other services related to the accounting records or financial statements of the Company;

•	financial information systems design and implementation services;

•	appraisal or valuation services, fairness opinions or contribution-in-kind reports;

•	actuarial services;

•	internal audit outsourcing services;

•	management functions or human resources services;

•	broker or dealer, investment adviser or investment banking services;

•	legal services and expert services unrelated to the audit; and

•	any other service that the Public Company Accounting Oversight Board (the “PCAOB”) or the SEC determines, by regulation, is impermissible.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS1

The audit committee reviews the Company’s financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements, the reporting process and maintaining an effective system of internal controls over financial reporting. The Company’s independent auditors are engaged to audit and express opinions on the conformity of the Company’s financial statements to United States generally accepted accounting principles.

In addition to fulfilling its oversight responsibilities as set forth in its charter and further described above in the section titled “Corporate Governance — Committees of the Board of Directors — Audit Committee,” the audit committee has done the following things:

•

Prior to the filing of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, reviewed and discussed with management and D&T the Company’s audited consolidated financial statements.

•

Discussed with D&T the matters required to be discussed by Auditing Standard No. 1301 (Communications with Audit Committees), Auditing Standard No. 3101 related to the requirement for auditors to communicate critical audit matters in auditor reports, and any other matters required to be communicated to the committee by D&T under auditing standards established from time to time by the PCAOB or SEC rules and regulations.

•

Evaluated D&T’s qualifications, performance and independence (consistent with SEC requirements), which included the receipt and review of the written disclosures and the letter from D&T required by applicable requirements of the PCAOB regarding D&T’s communications with the audit committee concerning independence and discussions with D&T regarding its independence.

Based on the reviews and discussions with management and D&T cited above, including the review of D&T’s disclosures and letter to the audit committee and review of the representations of management and the reports of D&T, the audit committee recommended to the board of directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 filed with the SEC.

Audit Committee of the Board of Directors

Cary D. McMillan, Chairman

Paul D. Ballew

Michael A. Rocca

Richard C. Tuttle

James H. Wooten, Jr.

[1]

This report is not “soliciting material,” is not deemed filed with the SEC, and is not to be incorporated by reference into any Hyatt filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

46    Hyatt Hotels Corporation    2020 Proxy Statement

FOURTH AMENDED AND RESTATED HYATT HOTELS CORPORATION LONG-TERM INCENTIVE PLAN

Proposal 3 — Approval of Fourth Amended and Restated Hyatt Hotels Corporation Long-Term Incentive Plan

We originally adopted the Hyatt Hotels Corporation Long-Term Incentive Plan (the “Original LTIP”) as a means of assisting the Company in attracting and retaining qualified non-employee directors, executives, and other key employees and to promote the success of the Company by providing certain non-employee directors, executives, and other key employees of the Company with a shared interest in increasing the value of the Company and sustaining its growth. The Original LTIP was most recently amended and restated effective December 15, 2015 in the form of the Third Amended and Restated Hyatt Hotels Corporation Long-Term Incentive Plan (the “2015 LTIP”). The 2015 LTIP was subsequently amended effective March 21, 2018 by the First Amendment to the Third Amended and Restated Hyatt Hotels Corporation Long-Term Incentive Plan (as so amended, the “Existing LTIP”).

We are now requesting that our stockholders vote in favor of approving the Fourth Amended and Restated Hyatt Hotels Corporation Long-Term Incentive Plan (the “2020 LTIP”) to increase the number of shares available under the 2020 LTIP for awards and to implement “fungible” share counting to maximize the efficiency of awards under the 2020 Plan in order to allow us to continue providing equity compensation to employees and members of our board of directors as a competitive compensation practice and to align the interests of our employees and board members with our stockholders. In addition, we are proposing to clarify certain existing provisions and make certain updates to reflect current best practices and applicable law. The 2020 LTIP was approved by our board of directors on March 25, 2020, subject to and effective upon stockholder approval. If the stockholders do not approve the 2020 LTIP, then the 2020 LTIP will not become effective and the Existing LTIP will continue in effect with the current share limit set forth in the Existing LTIP. Because certain of our directors and executive officers may be eligible to receive awards under the 2020 LTIP, such directors and executive officers may be considered to have an interest in this proposal.

A summary of the 2020 LTIP appears below. This summary is qualified in its entirety by the text of the 2020 LTIP, which is included as Appendix A to this proxy statement. The following is an overview of the key changes and clarifications to the Existing LTIP contained in the 2020 LTIP:

•

Increase the 2020 LTIP’s share limit by 8,000,000 shares and establish a fungible share counting mechanism to more accurately reflect the cost of awards issued under the 2020 LTIP and debit the share reserve accordingly;

•

Remove provisions intended to enable awards to qualify as “performance-based compensation” under Section 162(m) of the Code due to changes in law pursuant to the Tax Cuts and Jobs Act of 2017 eliminating this concept;

•	Limit the value of compensation paid (including compensation paid in the form of awards under the 2020 LTIP) to non-employee directors in any calendar year to $750,000;

•	Permit tax withholding up to the maximum statutory rate under the 2020 LTIP to provide better flexibility for employees to satisfy applicable tax obligations;

•	Extend the term of the 2020 LTIP by 10 years until the 10th anniversary of the date on which the 2020 LTIP is approved by our stockholders;

•	Limit payment of dividend equivalents until vesting of the underlying award with respect to all awards (broadening the prior limitation applicable to performance-vesting awards); and

•

Add clarifying changes to emphasize each of the following existing provisions: (i) liberal share recycling is not permitted (specifically, shares withheld to satisfy exercise price and tax withholding obligations will not be added back to the pool of shares available for grant), (ii) reload stock option grants are not permitted, and (iii) awards are subject to our stock ownership guidelines and anti-hedging/pledging policies.

As discussed above, equity compensation is a key component of our total rewards program and is the mechanism pursuant to which we provide long-term incentives to our employees. We believe that equity incentives are critical to attracting and retaining the most talented employees. As of March 25, 2020, the Existing LTIP had approximately 847,100 shares available for future awards. If the 2020 LTIP is not approved, we estimate that we will have enough shares remaining under the Existing LTIP to continue making awards for less than one year, assuming we continue to grant awards consistent with our historical usage and expected practices, and noting that future circumstances may require us to make changes to our expected practices. By increasing our share reserve and establishing a fungible share counting mechanic (as discussed in more detail below), we expect to be able to continue to use equity awards to attract, retain, and motivate employees for approximately the next four to five years.

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Significant Historical Award Information

Historically, we have granted predominantly SARs, RSUs, PSUs, and performance-vested restricted shares. The table below presents the number of shares that were subject to the various outstanding equity awards as of March 25, 2020:

Number of SARs	5,032,238
Weighted-average base price	$53.97
Weighted-average remaining term (years)	6.7
Number of RSUs(1)	994,726
Number of PSUs	198,184

(1)	Excludes 33,858 RSUs that are settled in cash and includes restricted stock units with performance requirements.

As of March 25, 2020, we had 101,033,327 shares of our Class A Common stock issued and outstanding. The closing price of a share of our Class A common stock on the NYSE on March 25, 2020 was $51.86.

The following table shows how we have used equity compensation over the last three years:

Key Equity Metrics	2019	2018	2017

Percentage of equity awards granted to NEOs	61.2%	58.3%	51.3%

Equity burn rate	1.1%	0.8%	1.0%

Dilution	7.4%	8.0%	7.8%

Overhang	4.8%	4.3%	4.2%

Our burn rate in 2020 is higher than in recent years given the market volatility associated with the coronavirus (COVID-19) pandemic. However, we anticipate that future years will return to consistent rates with the burn rates above.

All full-time employees are eligible to receive equity awards. At present, approximately 400 employees, 0 consultants and 9 non-employee directors are eligible to receive awards under the Existing LTIP. If approved, the same number of employees, consultants and non-employee directors would be eligible for grants under the 2020 LTIP. Currently 495 current and former employees, 0 consultants and all 9 non-employee directors hold awards granted under the Original and Existing LTIPs.

As noted above, we included a fungible share counting mechanic in the 2020 LTIP for purposes of administering the 2020 LTIP’s share limit. Fungible share counting functions (through a fungible unit limit, discussed below) to debit the share limit more with respect to “full value” awards than it does with respect to “non-full value” awards. Full value awards, including restricted stock, RSUs and other share-denominated awards for which no payment is required, count more against the limit because they confer the entire value of the shares underlying such awards and are thus more dilutive to stockholder value. By contrast, non-full value awards, including stock options, SARs and similar awards, confer only the post-grant appreciation of the underlying shares and are thus less dilutive to stockholder value. Specifically, full value awards count as two fungible units for every one share of common stock subject to the award, while non-full value awards count as one fungible unit for every one share of common stock subject to the award. Inclusion of a fungible share counting mechanic enables us to use our share reserve more efficiently.

Under fungible share counting, based on an aggregate of 8,847,100 shares available for grant of new awards under the 2020 LTIP if the proposed share increase is approved by our stockholders, a maximum of 4,423,550 shares could be issued pursuant to awards under the 2020 LTIP following the effective date if all new awards were full value awards, while awards covering 8,847,100 shares (i.e., the entire share limit that remains available) could be issued if all new awards were non-full value awards. Based on the closing price of the Company’s common shares as reported by the NYSE on March 25, 2020 of $51.86, the maximum aggregate market value of those 8,847,100 common shares was $458,810,606. Though the award types count differently against the share limit, in no event will the actual number of shares issued under the 2020 LTIP exceed the share limit.

In light of the factors described above, the Board believes the share limit represents reasonable potential equity dilution and provides a significant incentive for officers, employees, non-employee directors and consultants to increase the value of the Company for all stockholders.

Summary of the 2020 LTIP

A summary of the principal provisions of the 2020 LTIP is set forth below. The summary is qualified by reference to the full text of the 2020 LTIP, which is attached as Appendix A to this proxy statement.

48    Hyatt Hotels Corporation    2020 Proxy Statement

The 2020 LTIP was approved by our board of directors on the recommendation of our talent and compensation committee on March 25, 2020, subject to and effective upon approval by our stockholders. The 2020 LTIP provides for the grant of options (both nonqualified and incentive stock options), SARs, restricted stock, RSUs, performance awards, dividend equivalents, stock payments, and deferred stock (collectively, “Awards”).

Share Limit; Award Limits

Under the 2020 LTIP, the Company may issue up to a total of 8,847,100 shares in respect of awards (including incentive stock options (“ISOs”)) (representing 847,100 shares that remain available for issuance under the Existing LTIP plus the increase from the Existing LTIP’s share limit of 8,000,000 shares). As discussed above, the 2020 LTIP includes a fungible share counting mechanic pursuant to which full value awards count against a fungible unit limit of two fungible units per share subject to the award, while non-full value awards count against the fungible unit limit as one fungible unit per share subject to the award. Accordingly, if all new awards were to be issued as full value awards, the shares that remain available under the increased share limit would be exhausted after issuance of awards covering only 4,423,550 actual shares (i.e., the point at which the fungible unit limit is reached by these new awards due to the fact that full value awards debit the fungible unit limit at a higher rate). By contrast, if all new awards were issued as non-full value awards, the fungible unit limit would be reached by such awards at the same time as the specified share limit was reached by the shares underlying such awards, meaning that all shares subject to the share limit could be used for new awards.

The 2020 LTIP also contains specific limits on the level of awards that may be issued to certain participants, as follows:

•	no more than 1,000,000 shares of our Class A common stock may be granted in any calendar year to any one employee;

•	no employee may receive cash-based Awards with a value exceeding $5,000,000 in any one calendar year; and

•	no non-employee director may receive compensation for any calendar year in excess of $750,000.

The shares of our Class A common stock available under the 2020 LTIP may be either previously authorized and unissued shares or treasury shares. The 2020 LTIP provides for appropriate adjustments in the number and kind of shares subject to the 2020 LTIP and to outstanding Awards thereunder in the event of a corporate event or transaction, including any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of our assets to stockholders, or any other change affecting the shares or the share price of our stock.

If any shares subject to an Award under the 2020 LTIP terminate, expire, are settled in cash in lieu of shares or lapse for any reason without the delivery of shares, then the shares subject to such Award under the 2020 LTIP shall be available again for grant under the plan and shall be added back to the fungible unit limit in the same manner as such Award was (or would have been if granted after the effective date of the 2020 LTIP) debited from the fungible unit limit upon grant. In addition, shares repurchased by the Company at the same price paid by the participant so that such shares are returned to the Company will be available for future grants under the 2020 LTIP. To the extent permitted by applicable law or any exchange rule, shares issued in assumption of, or in substitution for, any outstanding awards or an entity acquired by the Company or any of its subsidiaries will not be counted against the shares available for grant under the 2020 LTIP. Shares tendered or withheld to satisfy the exercise price of an option granted under the 2020 Plan and any shares tendered or withheld to satisfy any tax withholding obligation with respect to Awards granted under the 2020 Plan will not again be available for grant under the 2020 LTIP.

On March 25, 2020, the closing price of a share of our Class A common stock on the NYSE was $51.86.

Administration

The 2020 LTIP is generally administered by our talent and compensation committee or any subcommittee thereof; provided that a subcommittee of our board of directors may also function as the talent and compensation committee (the “Administrator”). The Administrator is authorized to determine the individuals who will receive Awards (the “participants”), the terms and conditions of such Awards, the types of Awards to be granted, the number of shares to be subject to each Award, the price of the Awards granted, any performance criteria, any reload provisions, payment terms, payment method, and the expiration date applicable to each Award. The Administrator is also authorized to establish, adopt or revise rules relating to the administration of the 2020 LTIP. The Administrator may delegate its authority to grant or amend Awards or take other administrative actions with respect to participants other than senior executive officers subject to Section 16 of the Exchange Act or the officers to whom the authority to grant or amend Awards has been delegated.

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Amendment and Termination

The Administrator or the board of directors may terminate, amend, suspend or modify the 2020 LTIP at any time; provided, however, that stockholder approval will be required for any amendment to increase the number of shares available under the 2020 LTIP or to decrease the exercise price or any outstanding option or SAR granted under the 2020 LTIP. In no event may an Award be granted or awarded during any period of suspension or termination of the 2020 LTIP. The 2020 LTIP will expire and no further Awards may be granted after May 20, 2030, the tenth anniversary of its approval by our stockholders.

Eligibility

Awards under the 2020 LTIP may be granted to individuals who are our employees, consultants or our non-employee directors. However, options which are intended to qualify as ISOs may only be granted to employees.

Awards

The following briefly describes the principal features of the various Awards that may be granted under the 2020 LTIP.

Options — Options provide for the right to purchase our Class A common stock at a specified price, and usually will become exercisable in the discretion of the Administrator in one or more installments after the grant date. The option exercise price may be paid in:

•	cash;

•	check;

•

shares of our Class A common stock (including shares issuable pursuant to the exercise of an Award or shares which have been held by the participant for such period required by the Administrator to avoid any adverse accounting consequences);

•	broker assisted cash-less exercise; or

•	such other property acceptable to the Administrator.

Options may take two forms, non-statutory options (“NSOs”) and ISOs. NSOs may be granted for any term specified by the Administrator, but shall not exceed ten years. ISOs will be designed to comply with the provisions of the Code and will be subject to certain restrictions contained in the Code in order to qualify as ISOs. Among such restrictions, ISOs must:

•

have an exercise price not less than the fair market value of our Class A common stock on the date of grant, or if granted to certain individuals who own or are deemed to own at least 10% of the total combined voting power of all of our classes of stock (“10% stockholders”), then such exercise price may not be less than 110% of the fair market value of our Class A common stock on the date of grant;

•	be granted only to our employees;

•	expire within a specified time following the option holder’s termination of employment;

•	be exercised within ten years after the date of grant, or with respect to 10% stockholders, no more than five years after the date of grant; and

•	not be exercisable for the first time for shares of our Class A common stock with an aggregate fair market value in excess of $100,000, determined based on the exercise price.

No ISO may be granted under the 2020 LTIP after ten years from the date the 2020 LTIP is approved by our stockholders.

Restricted Stock — A restricted stock award is the grant of shares of our Class A common stock at a price determined by the Administrator (which price shall be no less than the par value of such shares) that is nontransferable and, unless otherwise determined by the Administrator at the time of award, may be forfeited upon termination of employment or service during a restricted period. Participants will have all rights as a stockholder, including the right to vote the shares of restricted stock and receive dividends on such shares, unless otherwise provided by the Administrator, in its sole discretion. Restricted stock granted to employees will vest according to the terms of each individual Award agreement, as determined by the Administrator.

Stock Appreciation Rights — SARs provide for the payment to the holder based upon increases in the price of our Class A common stock over a set base price. SARs may be granted in connection with stock options or other Awards

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or separately. The term and conditions of each SAR, including the period during which a vested SAR may be exercised, is set by the Administrator. Payment for SARs will be made in shares of our Class A common stock unless, due to the occurrence of unusual events, the Administrator determines that such payment should be made in cash.

Restricted Stock Units — Restricted stock units represent the right to receive shares of our Class A common stock at a specified date in the future, subject to forfeiture of such right. If the restricted stock unit has not been forfeited, then on the date specified in the Award agreement we shall deliver to the holder of the restricted stock unit, unrestricted shares of our Class A common stock which will be freely transferable. The Administrator will specify the vesting requirements, and other terms and conditions of such restricted stock units, in each Award agreement.

Dividend Equivalents — Dividend equivalents represent the value of the dividends per share of our Class A common stock we pay, calculated with reference to the number of shares covered by an Award (other than a dividend equivalent award) held by the participant. These may be paid in cash or stock. Dividend Equivalents paid in cash do not count against the share and award limits under the 2020 LTIP. Payments in respect of dividend equivalents linked to another Award will only be paid to a participant if and at such time as the underlying Award vests.

Performance Awards — Performance awards are denominated in cash, shares of our Class A common stock, or both, and are linked to the satisfaction of performance criteria established by the Administrator. Performance criteria on which the awards will be based may include, but are not limited to, the following: earnings (either before or after one or more of the following: interest, taxes, depreciation and amortization), economic value-added (as determined by the talent and compensation committee), sales or revenue, net income (either before or after taxes), cash flow (including, but not limited to, operating cash flow and free cash flow), return on capital, return on invested capital, return on assets, return on stockholders’ equity, stockholder return, return on sales, gross or net profit, costs, funds from operations, expenses, productivity, operating margin, operating efficiency, customer satisfaction, working capital, earnings per share, price per share of common stock, market share, chain results, gross operating profit, capital development, implementation or completion of critical projects, branding, organizational or succession planning, management or licensing fee growth, guest satisfaction top box scores, Net Promoter Score, net rooms growth, RevPAR (revenue per available room), management fees, and growth in hotels, any of which may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices.

Stock Payments — Payments to participants of bonuses or other compensation under the 2020 LTIP may be made in the form of our Class A common stock.

Deferred Stock — Deferred stock typically is awarded without payment of consideration and is subject to vesting conditions, including satisfaction of performance criteria. Like restricted stock, deferred stock may not be sold, or otherwise transferred until the vesting conditions are removed or expire. Unlike restricted stock, deferred stock is not actually issued until the deferred stock award has vested. Recipients of deferred stock also will have no voting or dividend rights prior to the time when the vesting conditions are met and the underlying Class A common stock is delivered.

Change in Control

In connection with a change in control, all outstanding Awards will be assumed or an equivalent award substituted by the successor corporation. If an Award is assumed or substituted for an equivalent Award and a participant’s service is terminated upon or within 12 months following the change in control, then such participant will become fully vested in such assumed or substituted Award. In the event the outstanding Awards are not assumed or substituted, then the Administrator may cause all such Awards to become fully exercisable immediately prior to the change in control and all forfeiture restrictions on such Awards to lapse.

Adjustments upon Certain Events

In the event of a stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or other similar changes affecting the shares or share price of Company stock, the Administrator shall make equitable adjustments to reflect changes with respect to (i) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria), (ii) the number and kind of shares of Class A common stock (or other securities or property) subject to an Award, (iii) the aggregate number and kind of shares that may be issued under the 2020 LTIP (including the maximum number of shares of Class A common stock and the limits on the amount of awards to employees and non-employee directors), and (iv) the grant or exercise price per share for any outstanding Awards.

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In addition, upon such events the Administrator may provide for (i) the termination of any Awards in exchange for cash equal to the amount the participant would otherwise be entitled to receive if he or she had exercised the Award, (ii) the full vesting, exercisability or payment of any Award, (iii) the assumption of such Award by any successor, (iv) the replacement of such Award with other rights or property, (v) the adjustment of the number and type of shares and/or the terms and conditions of the Awards which may be granted in the future, or (vi) the result that Awards cannot vest, be exercised or become payable after such event.

Awards Not Transferable

Generally the Awards may not be sold, pledged, assigned or otherwise transferred other than by will or by laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a domestic relations order, as defined in the Code. The Administrator may allow Awards other than ISOs to be transferred for estate or tax planning purposes to members of the holder’s family, charitable institutions or trusts for the benefit of family members.

Prohibition on Repricing

The 2020 LTIP prohibits the Administrator from repricing options and SARs without the approval of stockholders, including a repricing accomplished through the cancellation of an option or SAR in exchange for cash or another award when the exercise price of the option or the base measurement price of the SAR exceeds the current fair market value of the Class A common stock subject to such option or SAR.

Claw-back

The 2020 LTIP allows the Administrator to subject Awards under the 2020 LTIP to rights of forfeiture and recovery in the event that the participant has a termination of service prior to a specified date or within a specified period following receipt or exercise of an Award, competes with the Company or acts in a manner inimical, contrary or harmful to the interests of the Company, or is otherwise terminated for cause. In addition, all Awards (including any proceeds, gains or other economic benefit actually or constructively received) are subject to the provisions of any claw-back policy implemented by the Company, including the Company’s compensation recovery policy.

Miscellaneous

As a condition to the issuance or delivery of shares of Class A common stock or payment of other compensation pursuant to the exercise or lapse of restrictions on any Award, the Company has the authority to require participants to discharge all applicable withholding tax obligations. Shares held by or to be issued to a participant may also be used to discharge tax withholding obligations, subject to the discretion of the Administrator to disapprove of such use.

U.S. Federal Income Tax Consequences

The tax consequences of the 2020 LTIP under current U.S. federal law are summarized in the following discussion. This discussion is limited to the general tax principles applicable to the 2020 LTIP for U.S. taxpayers, and is intended for general information only. State, local or foreign taxes are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The tax information summarized is not tax advice.

Nonqualified Stock Options — For U.S. federal income tax purposes, an optionee generally will not recognize taxable income at the time a non-qualified stock option is granted under the 2020 LTIP. The optionee will recognize ordinary income, and the Company will be entitled to a deduction, upon the exercise of a non-qualified stock option. The amount of income recognized (and the amount generally deductible by the Company) generally will be equal to the excess, if any, of the fair market value of the shares at the time of exercise over the aggregate exercise price paid for the shares, regardless of whether the exercise price is paid in cash, shares or other property. An optionee’s basis for the stock for purposes of determining his or her gain or loss upon a subsequent disposition of the shares generally will be the fair market value of the stock on the date of exercise of the non-qualified stock option, and any subsequent gain or loss will generally be taxable as capital gain or loss.

Incentive Stock Options — An optionee generally will not recognize taxable income either at the time an incentive stock option is granted or when it is exercised. However, the amount by which the fair market value of the shares at the time of exercise exceeds the exercise price will be an item of tax preference to the optionee for purposes of alternative minimum tax. Generally, upon the sale or other taxable disposition of the shares acquired upon exercise of an incentive stock option, the optionee will recognize taxable income. If shares acquired upon the exercise of an incentive stock option are held for the longer of two years from the date of grant or one year from the date of exercise, the gain or loss

52    Hyatt Hotels Corporation    2020 Proxy Statement

(in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition will be treated as a long-term capital gain or loss, and the Company will not be entitled to any deduction. If this holding period is not met and the stock is sold for a gain, then the difference between the option price and the fair market value of the stock on the date of exercise will be taxed as ordinary income and any gain over that will be eligible for long or short term capital gain treatment. If the holding period is not met and the shares are disposed of for less than the fair market value on the date of exercise, then the amount of ordinary income is limited to the excess, if any, of the amount realized over the exercise price paid. The Company generally will be entitled to a deduction in the amount of any ordinary income recognized by the optionee.

Stock Appreciation Rights — No taxable income is generally recognized upon the receipt of a SAR. Upon exercise of a SAR, the cash or the fair market value of the shares received generally will be taxable as ordinary income in the year of such exercise. The Company generally will be entitled to a compensation deduction for the same amount which the recipient recognizes as ordinary income.

Restricted Stock — A participant to whom restricted stock is issued generally will not recognize taxable income upon such issuance and the Company generally will not then be entitled to a deduction, unless an election is made by the participant under Section 83(b) of the Code. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the participant generally will recognize ordinary income and the Company generally will be entitled to a deduction for an amount equal to the excess of the fair market value of the shares on the date such restrictions lapse over the purchase price thereof. If an election is made under Section 83(b) of the Code, then the participant generally will recognize ordinary income on the date of issuance equal to the excess, if any, of the fair market value of the shares on that date over the purchase price therefor and the Company will be entitled to a deduction for the same amount.

Restricted Stock Unit — A participant will generally not recognize taxable income upon the grant of a restricted stock unit. However, when the shares are delivered to the participant, the value of such shares at that time will be taxable to the participant as ordinary income. Generally, the Company will be entitled to a deduction for an amount equal to the amount of ordinary income recognized by the participant.

Deferred Stock — A participant will generally not recognize taxable income upon the grant of deferred stock. However, when the shares are delivered to the participant, the value of such shares at that time will be taxable to the participant as ordinary income. Generally, the Company will be entitled to a deduction for an amount equal to the amount of ordinary income recognized by the participant.

Stock Payments — A participant will recognize taxable ordinary income on the fair market value of the stock delivered as payment of bonuses or other compensation under the Plan and generally the Company will be entitled to a corresponding deduction.

Performance Awards — A participant who has been granted a performance award (either performance unit or stock) generally will not recognize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. When an award is paid, whether in cash or shares, the participant generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction.

Code Section 409A — Certain Awards under the 2020 LTIP, depending in part on particular Award terms and conditions, may be considered non-qualified deferred compensation subject to the requirements of Code Section 409A. If the terms of such Awards do not meet the requirements of Code Section 409A, then the violation may result in an additional 20% tax obligation, plus penalties and interest for such participant.

New Plan Benefits

Except with respect to equity awards that may be granted to our non-employee directors pursuant to our non-employee director compensation program described above under “Compensation of Non-Employee Directors,” including the equity awards that will be awarded to each non-employee director serving on our board of directors on the date of our Annual Meeting, the number of Awards that our named executive officers, directors, other executive officers and other employees may receive under the 2020 LTIP is in the discretion of the Administrator. Therefore, it is not possible to determine the future benefits that will be received by these participants under the 2020 LTIP, or the benefits that would have been received by such participants if the 2020 LTIP had been in effect in the year ended December 31, 2019.

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Plan Benefits

The following table shows the number of shares of our common stock subject to equity awards under the Existing LTIP since its inception through March 25, 2020 for certain individuals:

Name and Position	Number of SARs	Number of RSUs(1)	Number of PSUs(2)	Number of Performance Restricted Shares(2)	Number of Common Shares(3)
Thomas J. Pritzker, Executive Chairman of the Board	2,503,650	—	—	—	—
Mark S. Hoplamazian, President and Chief Executive Officer	1,803,232	498,308	202,600	40,324	—
Joan Bottarini, Executive Vice President, Chief Financial Officer	78,601	46,184	7,813	—	—
H. Charles Floyd, Executive Vice President, Global President of Operations	702,641	341,536	53,037	17,025	—
Mark R. Vondrasek, Executive Vice President, Chief Commercial Officer	124,490	47,646	13,243	—	—
All current executive officers as a group	5,779,528	1,124,725	333,679	57,349	—
All current non-executive directors as a group	—	123,674	—	—	115,479
Nominees for election as directors	N/A	N/A	N/A	N/A	N/A
Associates of any such directors, executive officers or nominees	N/A	N/A	N/A	N/A	N/A
Each other person who received or is to receive 5% of such options, warrant or rights	N/A	N/A	N/A	N/A	N/A
Employees other than executive officers as a group	3,456,648	4,622,034	34,451	43,625	—

(1)	Includes restricted stock units with performance requirements.

(2)	With respect to completed performance periods, reflects shares earned. With respect to ongoing performance periods, reflects target PSUs granted.

(3)	Represents common shares issued to directors that have elected to receive such shares in lieu of cash retainer(s).

Securities Authorized for Issuance Under Equity Compensation Plans

We have two compensation plans approved by our stockholders under which our equity securities are authorized for issuance to employees and directors for goods or services, the Existing LTIP and the Existing ESPP. The following table provides certain information about these equity compensation plans as of March 25, 2020:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted- Average Exercise Price of Outstanding Options		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)
Equity Compensation Plans Approved by Security Holders	6,679,585	(1)	$53.97	(2)	1,186,598	(3)
Equity Compensation Plans Not Approved by Security Holders	—		—		1,469,195	(4)
Total	6,679,585		$53.97		2,655,793

(1)

Includes (a) SARs covering 5,032,238 shares of Class A common stock issued under the Existing LTIP with a weighted-average exercise price of $53.97 (calculated on a one-for-one basis), (b) 1,647,347 shares of Class A common stock to be issued or retained, as applicable, upon the vesting of RSUs and PSUs issued under the Existing LTIP for which no exercise price will be paid (assuming maximum payout of PSU awards), and (c) 0 shares of Class A common stock issued pursuant to the Existing ESPP in connection with the January 2020 to March 25, 2020 purchase period (for which shares will be issued in April and May 2020). As of March 25, 2020, the total intrinsic value of nonvested PSUs if target performance is achieved was $10 million.

(2)	The calculation of weighted-average exercise price includes only outstanding SARs.

(3)

Includes (a) 847,100 shares of Class A common stock that remain available for issuance under the Existing LTIP and (b) 339,498 shares of Class A common stock that remain available for issuance pursuant to the Existing ESPP.

(4)

Includes (a) 1,169,195 shares of Class A common stock that remain available for issuance pursuant to the DCP and (b) 300,000 shares of Class A common stock that remain available for issuance pursuant to the Hyatt International Hotels Retirement Plan (commonly known as the Field Retirement Plan) (“FRP”).

The DCP provides eligible participants employed in the United States with the opportunity to defer a portion of their compensation and receive employer contributions. Compensation deferred under the DCP as well as employer contributions, if any, are credited to a participant’s account under the DCP and are held in a rabbi trust on behalf of the participants. A participant may direct the investment of funds in such participant’s account in certain investment funds. In 2010, certain participants were offered a one-time election to have up to 15% of certain fully vested and

54    Hyatt Hotels Corporation    2020 Proxy Statement

nonforfeitable accounts invested in Class A common stock (with the account balances calculated as of June 1, 2010). In connection with such elections, 30,805 shares of Class A common stock were issued to the trustee of the DCP. The number of shares of Class A common stock to be allocated to each electing participant’s account was determined by dividing the dollar amount of such participant’s elected percentage of such participant’s account balance by the closing price of Class A common stock on June 2, 2010. The shares of Class A common stock held in such accounts are held in the trust on behalf of the participant until distributed upon termination of employment. Participants’ accounts under the DCP generally are distributed in cash. However, the portion of the participant’s account invested in Class A common stock will be distributed in shares of Class A common stock. The material terms of the FRP are the same as the material terms of the DCP. Participants in the FRP are employees located outside of the United States. Participants in the FRP have not been given an election to invest their accounts in Class A common stock due to international securities law considerations. However, the board of directors has reserved 300,000 shares of Class A common stock for issuance under the FRP in the event that participants in the FRP are given such an election in the future.

The board of directors unanimously recommends that the stockholders vote “FOR” Proposal No. 3 to approve the Fourth Amended and Restated Hyatt Hotels Corporation Long-Term Incentive Plan.

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SECOND AMENDED AND RESTATED HYATT HOTELS CORPORATION EMPLOYEE STOCK PURCHASE PLAN

Proposal 4 — Approval of Second Amended and Restated Hyatt Hotels Corporation Employee Stock Purchase Plan

We originally adopted the Hyatt Hotels Corporation Employee Stock Purchase Plan (the “Original ESPP”), effective July 1, 2010, for the purpose of providing employees of the Company and its designated subsidiaries with the opportunity to purchase shares of our Class A common stock through accumulated payroll deductions. The Original ESPP was subsequently amended and restated effective December 14, 2017 in the form of the Amended and Restated Employee Stock Purchase Plan (the “Existing ESPP”).

We are now requesting that our stockholders vote in favor of approving the Second Amended and Restated Hyatt Hotels Employee Stock Purchase Plan (the “2020 ESPP”) to increase the number of shares available for issuance under the 2020 ESPP and to provide flexibility for the talent and compensation committee to set the option price per share of Class A common stock under the 2020 ESPP at or above 85% of the lesser of the fair market value of a share of Class A common stock on the date of exercise and the date of grant for the offering period. The 2020 ESPP was approved by our board of directors on March 25, 2020, subject to and effective upon stockholder approval. If the stockholders do not approve the 2020 ESPP, then the 2020 ESPP will not become effective, and the Existing ESPP will continue in effect until July 1, 2020 with the current share limit set forth in the Existing ESPP. Because certain of our executive officers may be eligible to participate in the 2020 ESPP, such executive officers may be considered to have an interest in this proposal.

A summary of the 2020 ESPP appears below. This summary is qualified in its entirety by the text of the 2020 ESPP, which is included as Appendix B to this proxy statement. The following is an overview of the key changes to the Existing ESPP contained in the 2020 ESPP:

•	Increase the 2020 ESPP’s share limit by 650,000 shares, so that there are a total of 989,498 shares of Class A common stock available for issuance under the 2020 ESPP;

•

Provide flexibility for the talent and compensation committee to set the option price per share of Class A common stock under the 2020 ESPP at or above 85% of the lesser of the fair market value of a share of Class A common stock on the date of exercise and the date of grant for the offering period;

•	Extend the term of the 2020 ESPP by 10 years until the 10th anniversary of the date on which the 2020 ESPP is approved by our stockholders; and

•	Provide flexibility for purposes of administration of the 2020 ESPP with respect to participants in non-U.S. jurisdictions (if any).

We believe that maintaining an employee stock purchase plan enhances employees’ sense of participation in our performance, aligns their interests with those of our stockholders, and provides a significant retention incentive that ultimately benefits our stockholders. As of March 25, 2020, the Existing ESPP had 339,498 shares available for future issuance. If the 2020 ESPP is not approved, the Existing ESPP will terminate effective July 1, 2020 (and, if the Existing ESPP were not set to expire on July 1, 2020, we estimate that we would have enough shares remaining under the Existing ESPP to continue making awards for approximately four years), assuming we continue to grant awards consistent with our historical usage and expected practices, and noting that future circumstances may require us to make changes to our expected practices. By increasing our share reserve, we expect to be able to continue to provide our employees with the opportunity to purchase shares of our Class A common stock under the 2020 ESPP for approximately the next ten years, assuming employee participation in the 2020 ESPP is consistent with historical levels, and noting that future circumstances may require us to make changes to our expected practices.

Significant Historical Award Information

The number of shares of Class A common stock that were eligible for issuance and sale under the Existing ESPP as of March 25, 2020 was 339,498.

Employees eligible to participate in the Existing ESPP generally include employees who have been employed by us or one of our designated subsidiaries for at least one year. Employees who own (or are deemed to own through attribution) 5% or more of the combined voting power or value of all classes of our stock or the stock of one of our subsidiaries are not allowed to participate in the Existing ESPP. As of March 2020, the number of employees eligible to

56    Hyatt Hotels Corporation    2020 Proxy Statement

participate in the Existing ESPP was approximately 38,000. During the most recent offering period, which ended December 31, 2019, 1,847 employees purchased shares under the Existing ESPP.

Summary of the 2020 ESPP

A summary of the principal provisions of the 2020 ESPP is set forth below. The summary is qualified in its entirety by reference to the full text of the 2020 ESPP, which is attached as Appendix B to this proxy statement. The 2020 ESPP was approved by our board of directors on the recommendation of our talent and compensation committee on March 25, 2020, subject to and effective upon approval by our stockholders.

Administration

The 2020 ESPP is administered by the talent and compensation committee of the board of directors. The talent and compensation committee has the discretionary authority to administer and interpret the 2020 ESPP. The talent and compensation committee may delegate administrative tasks to employees.

Shares Available Under the 2020 ESPP

The maximum number of shares of our Class A common stock originally authorized for sale under the Existing ESPP is 1,000,000. The total number of shares of Class A common stock reserved under the 2020 ESPP is 1,650,000, which represents an increase of 650,000 shares over the authorized share reserve under the Existing ESPP (meaning that, based on 339,498 shares of Class A common stock that remained available as of March 25, 2020 out of the original reserve, a total of 989,498 shares of Class A common stock are available for issuance after taking into account the 650,000 shares of Class A common stock added pursuant to the 2020 ESPP). The Class A common stock made available for sale under the 2020 ESPP may be authorized but unissued shares or reacquired shares reserved for issuance under the 2020 ESPP. Based solely on the closing price of our Class A common stock on March 25, 2020 of $51.86, the maximum aggregate market value of those 989,498 shares of Class A common stock was $51,315,366.

Eligible Employees

Employees eligible to participate in the 2020 ESPP generally include employees who have been employed by us or one of our designated subsidiaries for at least one year. Employees who own (or are deemed to own through attribution) 5% or more of the combined voting power or value of all classes of our stock or the stock of one of our subsidiaries are not allowed to participate in the 2020 ESPP. As of March 2020, the approximate number of employees eligible to participate in the 2020 ESPP was approximately 38,000.

Participation

Employees may enroll under the 2020 ESPP by completing a payroll deduction authorization form permitting the deduction of at least 1% but not more than 15% from their compensation. However, in no case may a participant subscribe for more than $25,000 of fair market value of Class A common stock during any calendar year or purchase more than 6,250 shares of our Class A common stock during any offering period. If the aggregate subscriptions exceed the number of authorized shares of Class A common stock available for purchase under the 2020 ESPP, they are reduced on a pro rata basis.

Offering

The 2020 ESPP is intended to qualify under Section 423 of the Code. Under the 2020 ESPP, participants are offered the option to purchase shares of our Class A common stock at a discount on the exercise date for each offering period. Offering periods under the 2020 ESPP commence on the first day of each calendar quarter and end on the last trading day of such calendar quarter, with this last trading day being the exercise date for the offering period.

The option purchase price is determined by the talent and compensation committee, provided that in all events the option price will be no less than 85% of the lesser of the fair market value of a share of Class A common stock on the date of exercise for the offering period, and the fair market value of a share of Class A common stock on the date of grant for the offering period.

Unless a participant has previously canceled his or her participation in the 2020 ESPP, the participant is deemed to have exercised his or her option in full as of each exercise date. Upon exercise, the participant may purchase the number of whole and fractional shares of Class A common stock that his or her accumulated payroll deductions may buy at the option purchase price.

A participant may cancel his or her payroll deduction authorization at any time prior to the end of the offering period.

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Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale

The number of shares of our Class A common stock available for purchase under the 2020 ESPP, as well as the option purchase price and the number of shares covered by each option under the 2020 ESPP that has not yet been exercised shall be proportionately adjusted for adjustments made in the number of outstanding shares of our Class A common stock or an exchange of the shares of Class A common stock resulting from a stock split, stock dividend, or any other subdivision.

If there is a proposal to (i) merge or consolidate us with or into another corporation, (ii) sell all or substantially all of our assets, or (iii) dissolve or liquidate us, then the current offering period will end on the business day immediately preceding the effective date of such event unless each outstanding option will be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation in accordance with Section 424 of the Code.

Amendment and Termination

The board of directors, in its sole discretion, may amend, suspend or terminate the 2020 ESPP at any time. However, the board of directors may not amend the 2020 ESPP to either increase the maximum number of shares that may be purchased under the 2020 ESPP or to change the designation or class of employees eligible to participate in the 2020 ESPP without obtaining stockholder approval within 12 months before or after such action. Unless terminated earlier by the board of directors, the 2020 ESPP will terminate automatically on the 10th anniversary of the date on which the 2020 ESPP is approved by our stockholders. The 2020 ESPP will automatically terminate once all shares of Class A common stock available for purchase thereunder have been purchased unless stockholders approve an amendment authorizing new shares under the 2020 ESPP.

The talent and compensation committee may, without approval of our stockholders or board of directors, change offering periods, limit the amount and frequency of amounts contributed to the 2020 ESPP, or alter the exercise price, in each case, to avoid unfavorable financial accounting consequences.

U.S. Federal Income Tax Consequences

Generally, no federal income tax consequences will arise at the time an employee purchases Class A common stock under the 2020 ESPP. If an employee disposes of Class A common stock purchased under the 2020 ESPP less than one year after the Class A common stock is purchased or within two years of the offering date, the employee will be deemed to have received compensation taxable as ordinary income for the taxable year in which the disposition occurs in the amount of the difference between the fair market value of the Class A common stock at the time of purchase and the amount paid by the employee for the Class A common stock. The amount of such ordinary income recognized by the employee will be added to the employee’s basis in the Class A common stock for purposes of determining capital gain or loss upon the disposition of the Class A common stock by the employee.

If an employee does not dispose of the Class A common stock purchased under the 2020 ESPP until at least one year after the Class A common stock is purchased and at least two years after the offering date, the employee will be deemed to have received compensation taxable as ordinary income for the taxable year in which the disposition occurs in an amount equal to the lesser of (i) the excess of the fair market value of the Class A common stock on the date of disposition over the purchase price paid by the employee, or (ii) the excess of the fair market value of the Class A common stock on the offering date over the purchase price paid by the employee. The amount of such ordinary income recognized by the employee will be added to the employee’s basis in the Class A common stock for purposes of determining capital gain or loss upon the disposition of the Class A common stock by the employee. If an employee dies before disposing of the Class A common stock purchased under the 2020 ESPP, he or she will be deemed to have received compensation taxable as ordinary income in the taxable year closing with the employee’s death in an amount equal to the lesser of clauses (i) or (ii) as set forth in the first sentence of this paragraph. The employee will not realize any capital gain or loss at death.

We generally will not be entitled to a deduction with respect to the Class A common stock purchased by an employee under the 2020 ESPP, unless the employee disposes of the Class A common stock less than one year after the Class A common stock is transferred to the employee or less than two years after the offering date.

New Plan Benefits

Benefits under the 2020 ESPP will depend on the employees’ enrollment and contribution elections, and the fair market value of the shares at various future dates. Therefore, it is not possible to determine the benefits that will be received in the future by participants in the 2020 ESPP.

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Plan Benefits

As of March 25, 2020, each of our named executive officers and the various indicated groups have purchased the following shares under the Existing ESPP:

Name and Position	Dollar Value ($)	Number of Shares Purchased Under Employee Stock Purchase Plan (#)
Thomas J. Pritzker, Executive Chairman of the Board	$0	0
Mark S. Hoplamazian, President and Chief Executive Officer	$0	0
Joan Bottarini, Executive Vice President, Chief Financial Officer	$0	0
H. Charles Floyd, Executive Vice President, Global President of Operations	$0	0
Mark R. Vondrasek, Executive Vice President, Chief Commercial Officer	$0	0
All current executive officers as a group	$51,017	1,267
All current non-executive directors as a group(1)	$0	0
Nominees for election as directors(1)	N/A	N/A
Associates of any such directors, executive officers or nominees	N/A	N/A
Each other person who received or is to receive 5% of such options, warrant or rights	N/A	N/A
Employees other than executive officers as a group	$25,787,155	659,235

(1)	Directors who are not Company employees are not eligible to participate in the Existing ESPP.

The board of directors unanimously recommends that the stockholders vote “FOR” Proposal No. 4 to approve the Second Amended and Restated Hyatt Hotels Corporation Employee Stock Purchase Plan.

Hyatt Hotels Corporation    2020 Proxy Statement    59

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Proposal 5 — Advisory Vote to Approve Executive Compensation

As required pursuant to Section 14A of the Exchange Act, the Company requests stockholder approval, on an advisory basis, of the compensation paid to our named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis and the accompanying compensation tables and related narrative in this proxy statement).

As described under “Compensation Discussion and Analysis,” our executive compensation program is designed to promote long-term brand value for the Company, a goal which we believe, in turn, is central to the creation of long-term economic value for our stockholders. Our compensation program is designed to attract, recruit, develop, engage and retain the talent needed to achieve long-term brand value and to appropriately motivate our executive officers. As such, we believe that our executive compensation program and the corresponding executive compensation detailed in the compensation tables and related narrative set forth above are strongly aligned with the long-term interests of our stockholders.

As an advisory vote, this proposal is not binding upon the Company. However, our talent and compensation committee, which is responsible for designing and administering our executive compensation program, values the opinions expressed by stockholders in their vote on this proposal, and will carefully consider the outcome of the vote when making future compensation decisions for named executive officers.

At the Company’s 2017 annual meeting of stockholders, the Company’s stockholders determined, on an advisory basis, to hold an advisory vote on executive compensation every year. Subsequently, the board of directors considered this determination and agreed that it will hold a non-binding advisory vote on executive compensation on an annual basis. As such, following the advisory vote to approve executive compensation that will take place at the Annual Meeting, the next advisory vote on executive compensation will occur at the Company’s 2021 annual meeting of stockholders.

The board of directors strongly endorses the Company’s executive compensation program and recommends that stockholders vote in favor of the following resolution:

RESOLVED, that the compensation paid to the Company’s named executive officers as disclosed pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the compensation tables and any related discussion as disclosed in this proxy statement, is hereby APPROVED.

The board of directors unanimously recommends that the stockholders vote “FOR” Proposal No. 5 to approve, on an advisory basis, the compensation paid to our named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules.

60    Hyatt Hotels Corporation    2020 Proxy Statement

STOCK OWNERSHIP INFORMATION

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth as of March 20, 2020 information regarding:

•	each person known to us to be the beneficial owner of more than 5% of our outstanding shares of Class A common stock or Class B common stock;

•	each of our NEOs;

•	each of our directors and nominees for the board of directors; and

•	all of our directors and executive officers as a group.

The information shown in the table with respect to the percentage of shares of Class A common stock beneficially owned is based on 35,570,053 shares of Class A common stock outstanding as of March 20, 2020 (and does not assume the conversion of any outstanding shares of Class B common stock). The information shown in the table with respect to the percentage of shares of Class B common stock beneficially owned is based on 65,463,274 shares of Class B common stock outstanding as of March 20, 2020. Each share of Class B common stock is convertible at any time into one share of Class A common stock. The information shown in the table with respect to the percentage of total common stock beneficially owned is based on 101,033,327 shares of common stock outstanding as of March 20, 2020. The information shown in the table with respect to the percentage of total voting power is based on 101,033,327 shares of common stock outstanding as of March 20, 2020, and assumes that no shares of Class B common stock outstanding as of March 20, 2020 have been converted into shares of Class A common stock.

Information with respect to beneficial ownership is based on our records, information filed with the SEC or information furnished to us by each director, director nominee, executive officer or beneficial owner of more than 5% of our Class A common stock or Class B common stock. Beneficial ownership rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power and investment power with respect to those securities. Unless otherwise indicated by footnote, and subject to applicable community property laws, we believe, based on the information furnished to us, that the persons and entities named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Unless otherwise provided, the address of each individual listed below is c/o Hyatt Hotels Corporation, 150 North Riverside Plaza, Chicago, Illinois 60606.

	Class A Common Stock		Class B Common Stock
Name of Beneficial Owner	Shares	% of Class A	Shares	% of Class B	% of Total Common Stock	% of Total Voting Power(1)
5% or greater stockholders:
Pritzker Family Group(2)
CIBC Trust Company (Bahamas) Limited in its capacity as trustee and Other Reporting Persons(3)	—	—	774,499	1.2%	*	1.1%
Trustees of the Thomas J. Pritzker Family Trusts and Other Reporting Persons(4)	2,588	*	22,520,767	34.4%	22.3%	32.6%
Trustees of the Nicholas J. Pritzker Family Trusts and Other Reporting Persons(5)	—	—	70,000	*	*	*
Trustees of the Jennifer N. Pritzker Family Trusts and Other Reporting Persons(6)	—	—	2,420,151	3.7%	2.4%	3.5%
Trustees of the Karen L. Pritzker Family Trusts(7)	—	—	6,457,104	9.9%	6.4%	9.4%
Trustees of the Penny Pritzker Family Trusts and Other Reporting Persons(8)	14,650	*	7,215,797	11.0%	7.2%	10.5%
Trustees of the Daniel F. Pritzker Family Trusts and Other Reporting Persons(9)	251,761	*	4,162,655	6.4%	4.4%	6.1%
The Anthony N. Pritzker Family Foundation(10)	—	—	734,270	1.1%	*	1.1%

Hyatt Hotels Corporation    2020 Proxy Statement    61

	Class A Common Stock		Class B Common Stock
Name of Beneficial Owner	Shares	% of Class A	Shares	% of Class B	% of Total Common Stock	% of Total Voting Power(1)
Trustees of the Gigi Pritzker Pucker Family Trusts and Other Reporting Persons(11)	—	—	18,837,636	28.8%	18.6%	27.3%
Baron Capital Group, Inc. and affiliated entities(12)	4,523,144	12.7%	—	—	4.5%	*
Long Pond Capital LP and affiliated entities(13)	2,943,526	8.3%	—	—	2.9%	*
Melvin Capital Management LP and affiliated entities(14)	2,600,000	7.3%	—	—	2.6%	*
Principal Global Investors, LLC(15)	2,359,433	6.6%	—	—	2.3%	*
Select Equity Group, L.P.(16)	5,381,568	15.1%	—	—	5.3%	*
The Vanguard Group, Inc. and affiliated entities(17)	3,290,070	9.3%	—	—	3.3%	*
Wellington Management Group LLP and affiliated entities(18)	4,725,153	13.3%	—	—	4.7%	*
Named Executive Officers and Directors:
Thomas J. Pritzker(19)	—	—	22,520,767	34.4%	22.3%	32.6%
Mark S. Hoplamazian(20)	341,080	*	—	—	*	*
Joan Bottarini(21)	8,483	*	—	—	*	*
H. Charles Floyd(22)	44,519	*	—	—	*	*
Mark R. Vondrasek(23)	2,561	*	—	—	*	*
Paul D. Ballew	5,589	*	—	—	*	*
Susan D. Kronick	37,497	*	—	—	*	*
Mackey J. McDonald	34,865	*	—	—	*	*
Cary D. McMillan	1,790	*	—	—	*	*
Pamela M. Nicholson	3,010	*	—	—	*	*
Jason Pritzker(24)	2,588	*	—	—	*	*
Michael A. Rocca	17,409	*	—	—	*	*
Richard C. Tuttle	25,090	*	—	—	*	*
James H. Wooten, Jr.	7,649	*	—	—	*	*
All directors and executive officers as a group (19 persons)(25)	514,127	1.5%	22,520,767	34.4%	22.9%	32.8%

*	Less than 1%.

(1)

Holders of our Class A common stock and our Class B common stock vote together as a single class on all matters submitted to a vote of our stockholders. The holders of Class A common stock are entitled to one vote per share and the holders of Class B common stock are entitled to ten votes per share. However, if on any record date for determining the stockholders entitled to vote at an annual or special meeting of stockholders, the aggregate number of shares of our Class A common stock and Class B common stock owned, directly or indirectly, by the holders of our Class B common stock is less than 15% of the aggregate number of shares of Class A common stock and Class B common stock then outstanding, then at such time all shares of Class B common stock will automatically convert into shares of Class A common stock and all outstanding common stock will be entitled to one vote per share on all matters submitted to a vote of our stockholders. The information shown in the table with respect to the percentage of total voting power is based on 101,033,327 shares of common stock outstanding as of March 20, 2020, and assumes that no shares of Class B common stock outstanding as of March 20, 2020 have been converted into shares of Class A common stock.

(2)

See footnotes (3) through (11) below. CIBC Trust Company (Bahamas) Limited in its capacity as trustee of Pritzker family non-U.S. situs trusts and the trustees of the Thomas J. Pritzker Family Trusts, the Nicholas J. Pritzker Family Trusts, the Jennifer N. Pritzker Family Trusts, the Karen L. Pritzker Family Trusts, the Penny Pritzker Family Trusts, the Daniel F. Pritzker Family Trusts, the Anthony N. Pritzker Family Foundation, the Gigi Pritzker Pucker Family Trusts and certain other reporting persons described in footnotes (3) through (11) below (collectively, the “Pritzker Family Group”) are party to those certain agreements described in footnotes (3) through (11) below, which agreements contain, among other things, certain voting agreements and limitations on the sale of their shares of common stock. As a result, the members of the Pritzker Family Group may be deemed to be members of a “group” within the meaning of Section 13(d)(3) of the Exchange Act.

(3)

Based in part on information contained in a Schedule 13D filed on August 26, 2010, as amended (SEC Accession No 0001193125-10-198223), represents (i) 101,149 shares of Class B common stock held of record by non-U.S. situs trusts for the benefit of certain lineal descendants of Nicholas J. Pritzker, deceased, of which CIBC Trust Company (Bahamas) Limited serves as trustee and has sole voting and investment power over such shares, (ii) 538,681 shares of Class B common stock held of

62    Hyatt Hotels Corporation    2020 Proxy Statement

record by Bombay Hotel Corporation (“Bombay”), and (iii) 134,669 shares of Class B common stock held of record by CPC, Inc. (“CPC”). The voting and investment decisions of Bombay are made by its three directors, all of whom are employees of an affiliate of CIBC Trust Company (Bahamas) Limited. In such capacity, CIBC Trust Company (Bahamas) Limited may be deemed to beneficially own such shares of Class B common stock directly held by Bombay. The voting and investment decisions of CPC are made by its two directors, Corporate Associates Limited and Commerce Services Limited, both of which are wholly-owned subsidiaries of CIBC Trust Company (Bahamas) Limited. In such capacity, CIBC Trust Company (Bahamas) Limited may be deemed to beneficially own such shares of Class B common stock directly held by CPC. J.P. Morgan Trust Company (Bahamas) Limited, as trustee of 2010 N3 Purpose Trust, Bessemer Trust Company (Cayman) Limited and Lewis M. Linn, as co-trustees of Settlement T-551-5C and CIBC Trust Company (Bahamas) Limited as trustee of Settlement T-551-7 each own approximately 30% of each of Bombay and CPC and disclaim beneficial ownership of the shares directly held by Bombay and CPC. Bombay, CPC and the trustees and adult beneficiaries of all of these non-U.S. situs trusts have agreed to certain voting agreements and to certain limitations with respect to the sale of shares of our common stock, which are contained in the Amended and Restated Foreign Global Hyatt Agreement, and the shares of common stock listed in the table may not be sold other than in accordance with such agreements. See Part I, Item 1, “Business — Stockholder Agreements” and Item 1A, “Risk Factors — Risks Related to Share Ownership and Other Stockholder Matters” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 for additional information. The address of the principal business and principal office for CIBC Trust Company (Bahamas) Limited, not individually, but solely in the capacity as trustee of the non-U.S. situs trusts, is Goodman’s Bay Corporate Centre, First Floor, P.O. Box N-3933, Nassau, Bahamas. The address of the principal business and principal office for Bombay is c/o CIBC Bank & Trust Company (Cayman) Limited, CIBC Financial Centre, 11 Dr. Roy’s Drive, P.O. Box 694, George Town, Grand Cayman KY1-1107. The address of the principal business and principal office for CPC is c/o CIBC Trust Company (Bahamas) Limited, Goodman’s Bay Corporate Centre, West Bay Street, Ground Floor, P.O. Box N-3933, Nassau, Bahamas.

(4)

Represents (i) 20,723,351 shares of Class B common stock held of record by THHC, L.L.C., a member-managed limited liability company controlled by another member-managed limited liability company whose sole member is a trust for the benefit of Thomas J. Pritzker, of which Maroon Private Trust Company, LLC, a manager-managed limited liability company, serves as trustee and in such capacity may be deemed to beneficially own such shares under Rule 13d-3 of the Exchange Act (“Rule 13d-3”); (ii) 1,746,453 shares of Class B common stock held of record by trusts for the benefit of Thomas J. Pritzker and certain of his lineal descendants, of which Maroon Private Trust Company, LLC serves as trustee and in such capacity may be deemed to beneficially own such shares under Rule 13d-3; (iii) 50,963 shares of Class B common stock held of record by TJP Revocable Trust, a trust for the benefit of Thomas J. Pritzker, of which Marshall E. Eisenberg and Thomas J. Pritzker serve as co-trustees and share voting and investment power over such shares and (iv) 2,588 shares of Class A common stock held by Jason Pritzker, who is the son of Mr. Thomas Pritzker and one of our directors. Maroon Trust is the sole member of Maroon Private Trust Company, LLC and in such capacity may be deemed to beneficially own such shares under Rule 13d-3. Mr. Thomas J. Pritzker is the trustee of Maroon Trust and in such capacity may be deemed to beneficially own such shares under Rule 13d-3. The investment decisions of Maroon Private Trust Company, LLC are made by the Trust Committee of its board of managers, consisting of Mr. Thomas J. Pritzker and certain other individuals. The voting decisions of Maroon Private Trust Company, LLC are made by the independent members of the Trust Committee, which does not include Mr. Thomas J. Pritzker. Mr. Thomas J. Pritzker and the other members of the Trust Committee disclaim beneficial ownership as a result of serving on the Trust Committee. Mr. Thomas J. Pritzker is also the grantor and beneficiary of the trust represented by clause (iii) and has the right to revoke such trust at any time without the consent of any other person. As a result, Mr. Thomas J. Pritzker could be deemed to be the sole beneficial owner of the shares owned by such trust. Mr. Thomas J. Pritzker, Mr. Jason Pritzker, THHC, L.L.C., and the trustees and the adult beneficiaries of all of these trusts have agreed to certain voting agreements and to certain limitations with respect to the sale of shares of our common stock, which are contained in the Amended and Restated Global Hyatt Agreement and the Amended and Restated Foreign Global Hyatt Agreement, and the shares of common stock listed in the table may not be sold other than in accordance with such agreements. See Part I, Item 1, “Business — Stockholder Agreements” and Item 1A, “Risk Factors — Risks Related to Share Ownership and Other Stockholder Matters” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 for additional information. The share numbers included in the table do not include the following SARs held by Mr. Thomas J. Pritzker that are currently exercisable or that will become exercisable within sixty days after March 20, 2020: (a) 119,707 SARs at an exercise price of $40.96; (b) 127,410 SARs at an exercise price of $41.74; (c) 140,601 SARs at an exercise price of $41.29; (d) 207,381 SARs at an exercise price of $43.44; (e) 140,191 SARs at an exercise price of $49.39; (f) 180,353 SARs at an exercise price of $56.27; (g) 275,103 SARs at an exercise price of $47.36; (h) 183,486 SARs at an exercise price of $52.65; (i) 106,482 SARs at an exercise price of $80.02; and (j) 73,056 SARs at an exercise price of $71.67. The number of shares that Mr. Thomas J. Pritzker will receive upon exercise of such SARs is not currently determinable and therefore not included in the table above because each SAR gives the holder the right to receive the excess of the value of one share of our Class A common stock at the exercise date, which is not determinable until the date of exercise, over the exercise price. The address of the principal business and principal office for Maroon Private Trust Company, LLC, solely in the capacity as trustee of the trusts represented by clauses (i) and (ii), is 350 South Main Avenue, Suite 401, Sioux Falls, South Dakota 57104. The address of the principal business and principal office for Marshall E. Eisenberg and Thomas J. Pritzker, not individually, but solely in the capacity as co-trustees of the trust represented by clause (iii) and for Mr. Jason Pritzker, is 150 North Riverside Plaza, Suite 3300, Chicago, Illinois 60606.

(5)

Based in part on information contained in a Schedule 13D filed on August 26, 2010, as amended (SEC Accession No. 0001193125-10-198283), represents 70,000 shares of Class B common stock held of record by Tao Invest LLC, a limited liability company owned by trusts for the benefit of Nicholas J. Pritzker and/or his lineal descendants, of which Paul. A. Bible serves as trustee and has sole voting and investment power over such shares. The trustees and the adult beneficiaries of all of these trusts have agreed to certain voting agreements and to certain limitations with respect to the sale of shares of our common stock which are contained in the Amended and Restated Global Hyatt Agreement and the Amended and Restated Foreign Global

Hyatt Hotels Corporation    2020 Proxy Statement    63

Hyatt Agreement, and the shares of common stock listed in the table may not be sold other than in accordance with such agreements. See Part I, Item 1, “Business — Stockholder Agreements” and Item 1A, “Risk Factors — Risks Related to Share Ownership and Other Stockholder Matters” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 for additional information. The address of the principal business and principal office for Tao Invest LLC is 1 Letterman Drive, Suite C4-420, San Francisco, California 94129; and for Paul Bible, not individually, but solely in the capacity as trustee, is 165 West Liberty Street, Suite 110, Reno, Nevada 89501.

(6)

Based in part on information contained in a Schedule 13D filed on August 26, 2010, as amended (SEC Accession No. 0001193125-10-198421), represents (i) 2,278,873 shares of Class B common stock held of record by trusts for the benefit of Jennifer N. Pritzker and certain of her lineal descendants, of which Charles E. Dobrusin and Harry B. Rosenberg serve as co-trustees and share voting and investment power over such shares; (ii) 21,128 shares of Class B common stock held of record by trusts for the benefit of Jennifer N. Pritzker and certain of her lineal descendants, of which Mary Parthe serves as trustee and has sole voting and investment power over such shares, (iii) 101,149 shares of Class B common stock held of record by trusts for the benefit of Jennifer N. Pritzker and/or certain of her lineal descendants, of which J.P. Morgan Trust Company (Bahamas) Limited serves as trustee and has sole voting and investment power over such shares, and (iv) 19,001 shares of Class B common stock held of record by trusts for the benefit of Jennifer N. Pritzker and certain of her lineal descendants, of which CIBC Trust Company (Bahamas) Limited serves as trustee and has sole voting and investment power over such shares. The trustees and the adult beneficiaries of all of these trusts have agreed to certain voting agreements and to certain limitations with respect to the sale of shares of our common stock which are contained in the Amended and Restated Global Hyatt Agreement and the Amended and Restated Foreign Global Hyatt Agreement, and the shares of common stock listed in the table may not be sold other than in accordance with such agreements. See Part I, Item 1, “Business — Stockholder Agreements” and Item 1A, “Risk Factors — Risks Related to Share Ownership and Other Stockholder Matters” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 for additional information. The address of the principal business and principal office for Charles E. Dobrusin and Harry B. Rosenberg, not individually, but solely in the capacity as co-trustees of the trusts represented by clause (i), is 104 South Michigan Avenue, Suite 1000, Chicago, Illinois 60603; for Mary Parthe, not individually, but solely in her capacity as trustee of the trusts represented by clause (ii), is c/o Tawani Enterprises, Inc., 104 South Michigan Avenue, Suite 500, Chicago, Illinois 60603; for J.P. Morgan Trust Company (Bahamas) Limited, not individually, but solely in its capacity as trustee of the trusts represented by clause (iii) is Bahamas Financial Centre, Shirley & Charlotte Streets, P.O. Box N-4899, Nassau, Bahamas; and for CIBC Trust Company (Bahamas) Limited, not individually, but solely in its capacity as trustee of the trusts represented by clause (iv), is Goodman’s Bay Corporate Centre, First Floor, P.O. Box N-3933, Nassau, Bahamas.

(7)

Based in part on information contained in a Schedule 13D filed on August 26, 2010 (SEC Accession No. 0001193125-10-198367), represents (i) 4,896,048 shares of Class B common stock held of record by trusts for the benefit of Karen L. Pritzker and certain of her lineal descendants, of which Andrew D. Wingate and Lucinda Falk serve as co-trustees and share voting and investment power over such shares; (ii) 971,068 shares of Class B common stock held of record by trusts for the benefit of Karen L. Pritzker and certain of her lineal descendants, of which Andrew D. Wingate serves as trustee and has sole voting and investment power over such shares; (iii) 513,983 shares of Class B common stock held of record by trusts for the benefit of Karen L. Pritzker and certain of her lineal descendants, of which CIBC Trust Company (Bahamas) Limited and Andrew D. Wingate serve as co-trustees and share voting and investment power over such shares and (iv) 76,005 shares of Class B common stock held of record by trusts for the benefit of Karen L. Pritzker and certain of her lineal descendants, of which CIBC Trust Company (Bahamas) Limited, Andrew D. Wingate and Lucinda Falk serve as co-trustees and share voting and investment power over such shares. The trustees and the adult beneficiaries of all of these trusts have agreed to certain voting agreements and to certain limitations with respect to the sale of shares of our common stock which are contained in the Amended and Restated Global Hyatt Agreement and the Amended and Restated Foreign Global Hyatt Agreement, and the shares of common stock listed in the table may not be sold other than in accordance with such agreements. See Part I, Item 1, “Business — Stockholder Agreements” and Item 1A, “Risk Factors — Risks Related to Share Ownership and Other Stockholder Matters” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 for additional information. The address of the principal business and principal office for Andrew D. Wingate and Lucinda Falk, not individually, but solely in the capacity as co-trustees of the trusts represented by clause (i) and for Andrew D. Wingate, not individually, but solely in the capacity as trustee of the trusts represented by clause (ii), is 35 Windsor Road, North Haven, Connecticut 06473; and for CIBC Trust Company (Bahamas) Limited and Andrew D. Wingate, not individually, but solely in the capacity as co-trustees of the trusts represented by clause (iii) and for CIBC Trust Company (Bahamas) Limited, Andrew D. Wingate and Lucinda Falk not individually, but solely in the capacity as co-trustees of the trusts represented by clause (iv), is Goodman’s Bay Corporate Centre, First Floor, P.O. Box N-3933, Nassau, Bahamas.

(8)

Based in part on information contained in a Schedule 13D filed on August 26, 2010, as amended (SEC Accession No. 0001193125-10-198261), represents (i) 14,650 shares of Class A common stock held by Penny Pritzker, individually; (ii) 20,682 shares of Class B common stock held by Penny Pritzker, individually; (iii) 6,921,339 shares of Class B common stock held of record by trusts for the benefit of Penny Pritzker and certain of her lineal descendants, of which Horton Trust Company, LLC serves as trustee and has sole voting and investment power over such shares and (iv) 273,776 shares of Class B common stock held of record by a limited liability company owned by a trust for the benefit of Penny Pritzker and certain of her lineal descendants, of which Horton Trust Company, LLC serves as trustee and has sole voting and investment power over such shares. Penny Pritzker and the trustees and the adult beneficiaries of all of these trusts have agreed to certain voting agreements and to certain limitations with respect to the sale of shares of our common stock which are contained in the Amended and Restated Global Hyatt Agreement and the Amended and Restated Foreign Global Hyatt Agreement, and the shares of common stock listed in the table may not be sold other than in accordance with such agreements. See Part I, Item 1, “Business — Stockholder Agreements” and Item 1A, “Risk Factors — Risks Related to Share Ownership and Other Stockholder Matters” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 for additional information. The address of the principal

64    Hyatt Hotels Corporation    2020 Proxy Statement

business and principal office for Penny Pritzker and for Horton Trust Company, LLC, not individually, but solely in the capacity as trustee of the trusts represented by clauses (iii) and (iv) is 444 West Lake Street, Suite 3400, Chicago, Illinois 60606.

(9)

Based in part on information contained in a Schedule 13D filed on August 26, 2010, as amended (SEC Accession No. 0001193125-10-198390), represents (i) 239,747 shares of Class A common stock held of record by limited partnerships whose general partners are limited liability companies owned by trusts for the benefit of Daniel F. Pritzker and/or certain of his lineal descendants, of which 1922 Trust Company LTA serves as trustee and has sole voting and investment power over such shares, (ii) 3,846,480 shares of Class B common stock held of record by limited partnerships whose general partners are limited liability companies owned by trusts for the benefit of Daniel F. Pritzker and certain of his lineal descendants, of which 1922 Trust Company LTA serves as trustee and has sole voting and investment power over such shares, (iii) 316,175 shares of Class B common stock held of record by trusts for the benefit of Daniel F. Pritzker and/or certain of his lineal descendants, of which 1922 Trust Company LTA serves as trustee and has sole voting and investment power over such shares, and (iv) 12,014 shares of Class A common stock held of record by Daniel F. Pritzker, individually. Lewis M. Linn serves as trustee of 1922 Trust, which is the sole member of 1922 Trust Company LTA, and has sole voting and investment power over the shares set forth in clauses (i) through (iii). The trustees and the adult beneficiaries of all of these trusts have agreed to certain voting agreements and to certain limitations with respect to the sale of shares of our common stock which are contained in the Amended and Restated Global Hyatt Agreement and the Amended and Restated Foreign Global Hyatt Agreement, and the shares of common stock listed in the table may not be sold other than in accordance with such agreements. See Part I, Item 1, “Business — Stockholder Agreements” and Item 1A, “Risk Factors — Risks Related to Share Ownership and Other Stockholder Matters” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 for additional information. The address of the principal business and principal office for 1922 Trust Company LTA, not individually, but solely in the capacity as trustee of the trusts represented by clauses (i) through (iii) and for Lewis M. Linn, not individually but solely as trustee of 1922 Trust, is 3737 Buffalo Speedway, Suite 300, Houston, Texas 77098; and for Daniel Pritzker is 3737 Buffalo Speedway, Suite 300, Houston, Texas 77098.

(10)

Based in part on information contained in a Schedule 13D filed on August 26, 2010, as amended (SEC Accession No. 0001193125-10-198366), represents 734,270 shares of Class B common stock held of record by the Anthony Pritzker Family Foundation. The Anthony Pritzker Family Foundation has agreed to certain voting agreements and to certain limitations with respect to the sale of shares of our common stock which are contained in the Amended and Restated Global Hyatt Agreement and the Amended and Restated Foreign Global Hyatt Agreement, and the shares of common stock listed in the table may not be sold other than in accordance with such agreements. See Part I, Item 1, “Business — Stockholder Agreements” and Item 1A, “Risk Factors — Risks Related to Share Ownership and Other Stockholder Matters” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 for additional information. The address of the principal business and principal office for the Anthony Pritzker Family Foundation is 11150 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025.

(11)

Based in part on information contained in a Schedule 13D filed on August 26, 2010, as amended (SEC Accession No. 0001193125-10-198254), represents (i) 17,090,620 shares of Class B common stock held of record by a member-managed limited liability company controlled by another member-managed limited liability company whose sole member is a trust for the benefit of Gigi Pritzker Pucker, of which UDQ Private Trust Company, LLC, a manager-managed limited liability company, serves as trustee and in such capacity may be deemed to beneficially own such shares under Rule 13d-3; and (ii) 1,747,016 shares of Class B common stock held of record by trusts for the benefit of Gigi Pritzker Pucker and certain of her lineal descendants, of which UDQ Private Trust Company, LLC serves as trustee and in such capacity may be deemed to beneficially own such shares under Rule 13d-3. UDQ Trust is the sole member of UDQ Private Trust Company, LLC and in such capacity may be deemed to beneficially own such shares under Rule 13d-3. Ms. Pucker is the trustee of UDQ Trust and in such capacity may be deemed to beneficially own such shares under Rule 13d-3. The investment decisions of UDQ Private Trust Company, LLC are made by the Trust Committee of its board of managers, consisting of Ms. Pucker and certain other individuals. The voting decisions of UDQ Private Trust Company, LLC are made by the independent members of the Trust Committee, which does not include Ms. Pucker. Ms. Pucker and the other members of the Trust Committee disclaim beneficial ownership as a result of serving on the Trust Committee. The trustees and the adult beneficiaries of all of these trusts have agreed to certain voting agreements and to certain limitations with respect to the sale of shares of our common stock which are contained in the Amended and Restated Global Hyatt Agreement and the Amended and Restated Foreign Global Hyatt Agreement, and the shares of common stock listed in the table may not be sold other than in accordance with such agreements. See Part I, Item 1, “Business — Stockholder Agreements” and Item 1A, “Risk Factors — Risks Related to Share Ownership and Other Stockholder Matters” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 for additional information. The address of the principal business and principal office for UDQ Private Trust Company, LLC, solely in the capacity as trustee of the trust represented by clauses (i) and (ii), is 350 South Main Avenue, Suite 402, Sioux Falls, South Dakota 57104.

(12)

Based solely on information contained in a Schedule 13G filed on February 14, 2020 (the “BAMCO 13G”), Baron Capital Group, Inc. and its subsidiaries BAMCO, Inc. and Baron Capital Management, Inc., and BAMCO, Inc.’s advisory client Baron Partners Fund, beneficially own an aggregate of 4,523,144 shares of Class A common stock. According to the BAMCO 13G, (i) Baron Capital Group, Inc. and Ronald Baron, who owns a controlling interest in Baron Capital Group, Inc., have shared power to vote 4,201,144 shares of Class A common stock and shared power to dispose of 4,523,144 shares of Class A common stock; (ii) BAMCO Inc. has shared power to vote 3,612,133 shares of Class A common stock and shared power to dispose of 3,934,133 shares of Class A common stock; (iii) Baron Capital Management, Inc. has shared power to vote 589,011 shares of Class A common stock and shared power to dispose of 589,011 shares of Class A common stock and (iv) Baron Partners Fund has shared power to vote 2,600,000 shares of Class A common stock and shared power to dispose of 2,600,000 shares of Class A common stock. The principal business address of BAMCO, Inc., Baron Capital Group, Inc., Baron Capital Management, Inc., Baron Partners Fund, and Ronald Baron is 767 Fifth Avenue, 49th Floor, New York, New York 10153.

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(13)

Based solely on information contained in a Schedule 13G filed on February 13, 2020 (the “Long Pond 13G”), (i) Long Pond Capital, LP, beneficially owns 2,943,526 shares of Class A common stock, with shared power to vote and dispose of all 2,943,526 shares, (ii) Long Pond Capital GP, LLC beneficially owns 2,943,526 shares of Class A common stock, with shared power to vote and dispose of all 2,943,526 shares and (iii) John Khoury beneficially owns 2,943,526 shares of Class A common stock, with shared power to vote and dispose of all 2,943,526 shares. According to the Long Pond 13G, (i) Long Pond Capital, LP serves as the investment manager to certain private funds for whom Long Pond Capital, LP purchased 2,943,526 shares of Class A common stock, and may direct the vote and disposition of all 2,943,526 shares held by such funds, (ii) Long Pond Capital GP, LLC serves as the general partner of Long Pond Capital, LP and may direct Long Pond Capital, LP to direct the vote and disposition of all 2,943,526 shares held by such funds, and (iii) John Khoury is the principal of Long Pond Capital, LP and as such may direct the vote and disposition of all 2,943,526 shares held by such funds. The principal business address of Long Pond Capital, LP, Long Pond Capital GP, LLC and John Khoury is 527 Madison Avenue, 15th Floor, New York, New York 10022.

(14)

Based solely on information contained in a Schedule 13G filed on March 20, 2020 (the “Melvin 13G”), Melvin Capital Management LP beneficially owns 2,600,000 shares of Class A common stock, with shared power to vote and dispose of all 2,600,000 shares and Melvin Capital Master Fund Ltd beneficially owns 1,812,418 shares of Class A common stock, with shared power to vote and dispose of all 1,812,418 shares. According to the Melvin 13G, Melvin Capital Management LP serves as the investment manager to (i) Melvin Capital Master Fund Ltd, which holds 1,812,418 shares of Class A common stock, (ii) Melvin Capital Onshore LP, which holds 263,796 shares of Class A common stock and (iii) one or more managed accounts, which hold 523,786 shares of Class A common stock, and in such capacity, Melvin Capital Management LP may be deemed to beneficially own all 2,600,000 such shares. According to the Melvin 13G, Gabriel Plotkin is the managing member of the general partner of Melvin Capital Management LP and exercises investment discretion with respect to such shares. The principal business address of Melvin Capital Management LP and Melvin Capital Master Fund Ltd is 535 Madison Avenue, 22nd Floor, New York, New York 10022.

(15)

Based solely on information contained in a Schedule 13G filed on February 18, 2020 (the “Principal Global 13G”), Principal Global Investors, LLC beneficially owns 2,359,433 shares of Class A common stock, with shared power to vote and dispose of all 2,359,433 shares. The principal business address of Principal Global Investors, LLC is 801 Grand Avenue, Des Moines, Iowa 50392.

(16)

Based solely on information contained in a Schedule 13G filed on February 14, 2020 (the “Select 13G”), Select Equity Group, L.P. and George S. Loening, who is the majority owner of Select Equity Group, L.P. and managing member of its general partner, beneficially own 5,381,568 shares of Class A common stock, with shared power to vote and dispose of all 5,381,568 shares. The principal business address of Select Equity Group, L.P. and George S. Loening is 380 Lafayette Street, 6th Floor, New York, New York 10003.

(17)

Based solely on information contained in a Schedule 13G filed on February 12, 2020 (the “Vanguard 13G”), The Vanguard Group, Inc. beneficially owns 3,290,070 shares of Class A common stock, with sole power to vote 14,360 of such shares, sole power to dispose of 3,275,883 of such shares and shared power to dispose of 14,187 of such shares. According to the Vanguard 13G, Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 14,187 shares of Class A common stock as a result of its serving as investment manager of collective trust accounts. According to the Vanguard 13G, Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 173 shares of Class A common stock as a result of its serving as investment manager of Australian investment offerings. The principal business address of The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(18)

Based solely on information contained in a Schedule 13G filed on March 9, 2020 (the “Wellington 13G”), (i) Wellington Management Group LLP beneficially owns 4,725,153 shares of Class A common stock, with shared power to vote 4,343,759 of such shares and shared power to dispose of 4,725,153 of such shares, (ii) Wellington Group Holdings LLP beneficially owns 4,725,153 shares of Class A common stock, with shared power to vote 4,343,759 of such shares and shared power to dispose of 4,725,153 of such shares, (iii) Wellington Investment Advisors Holdings LLP beneficially owns 4,725,153 shares of Class A common stock, with shared power to vote 4,343,759 of such shares and shared power to dispose of 4,725,153 of such shares, and (iv) Wellington Management Company LLP beneficially owns 4,469,343 shares of Class A common stock, with shared power to vote 4,208,353 of such shares and shared power to dispose of 4,469,343 of such shares. According to the Wellington 13G, all such shares are owned of record by clients of one or more investment advisors, including Wellington Management Company LLP, and such investment advisors are controlled, directly or indirectly, by Wellington Investment Advisors Holdings LLP, which is owned by Wellington Group Holdings LLP, which is owned by Wellington Management Group LLP. The principal business address of Wellington Management Group LLP, Wellington Group Holdings LLP, Wellington Investment Advisors Holdings LLP and Wellington Management Company LLP is 280 Congress Street, Boston, Massachusetts 02210.

(19)

Represents 50,963 shares of Class B common stock that are owned by TJP Revocable Trust and may be deemed to be beneficially owned by Thomas J. Pritzker, as described in footnote (4). Also represents 20,723,351 shares of Class B common stock that are owned by THHC, L.L.C. and 1,746,453 shares of Class B common stock that are owned by trusts of which Maroon Private Trust Company, LLC serves as trustee, which, in each case, may be deemed to be beneficially owned by Mr. Thomas J. Pritzker in his capacity as trustee of Maroon Trust, as described in footnote (4). Mr. Thomas J. Pritzker and/or his immediate family members are beneficiaries of the trusts that own non-controlling membership interests in THHC, L.L.C., the trust that owns the member-managed limited liability company that controls THHC, L.L.C. and all other trusts described in footnote (4). Does not include the following SARs held by Mr. Thomas J. Pritzker that are currently exercisable or that will become exercisable within sixty days after March 20, 2020: (a) 119,707 SARs at an exercise price of $40.96; (b) 127,410 SARs at an exercise price of $41.74; (c) 140,601 SARs at an exercise price of $41.29; (d) 207,381 SARs at an exercise price of $43.44; (e) 140,191 SARs at an exercise price of $49.39; (f) 180,353 SARs at an exercise price of $56.27; (g) 275,103 SARs at an exercise price of $47.36; (h) 183,486 SARs at an exercise price of $52.65; (i) 106,482 SARs at an exercise price of $80.02; and (j) 73,056 SARs at an exercise price of $71.67. The number of shares that Mr. Thomas J. Pritzker will receive upon exercise of such SARs is not currently determinable

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and therefore not included in the table above because each SAR gives the holder the right to receive the excess of the value of one share of our Class A common stock at the exercise date, which is not determinable until the date of exercise, over the exercise price.

(20)

Does not include the following SARs held by Mr. Hoplamazian that are currently exercisable or that will become exercisable within sixty days after March 20, 2020: (a) 69,881 SARs at an exercise price of $41.74; (b) 86,755 SARs at an exercise price of $41.29; (c) 83,565 SARs at an exercise price of $43.44; (d) 56,490 SARs at an exercise price of $49.39; (e) 72,674 SARs at an exercise price of $56.27; (f) 240,714 SARs at an exercise price of $47.36; (g) 91,743 SARs at an exercise price of $52.65; (h) 47,326 SARs at an exercise price of $80.02; and (i) 34,701 SARs at an exercise price of $71.67. The number of shares that Mr. Hoplamazian will receive upon exercise of such SARs is not currently determinable and therefore not included in the table above because each SAR gives the holder the right to receive the excess of the value of one share of our Class A common stock at the exercise date, which is not determinable until the date of exercise, over the exercise price.

(21)

Does not include the following SARs held by Ms. Bottarini that are currently exercisable or that will become exercisable within sixty days after March 20, 2020: 6,136 SARs at an exercise price of $71.67. The number of shares that Ms. Bottarini will receive upon exercise of such SARs is not currently determinable and therefore not included in the table above because each SAR gives the holder the right to receive the excess of the value of one share of our Class A common stock at the exercise date, which is not determinable until the date of exercise, over the exercise price.

(22)

Does not include the following SARs held by Mr. Floyd that are currently exercisable or that will become exercisable within sixty days after March 20, 2020: (a) 33,193 SARs at an exercise price of $41.74; (b) 36,630 SARs at an exercise price of $41.29; (c) 35,283 SARs at an exercise price of $43.44; (d) 28,281 SARs at an exercise price of $49.39; (e) 72,057 SARs at an exercise price of $56.27; (f) 80,237 SARs at an exercise price of $47.36; (g) 30,579 SARs at an exercise price of $52.65; (h) 15,774 SARs at an exercise price of $80.02; and (i) 10,958 SARs at an exercise price of $71.67. The number of shares that Mr. Floyd will receive upon exercise of such SARs is not currently determinable and therefore not included in the table above because each SAR gives the holder the right to receive the excess of the value of one share of our Class A common stock at the exercise date, which is not determinable until the date of exercise, over the exercise price.

(23)

Does not include the following SARs held by Mr. Vondrasek that are currently exercisable or that will become exercisable within sixty days after March 20, 2020: (a) 5,034 SARs at an exercise price of $61.50; (b) 9,464 SARs at an exercise price of $80.02; and (c) 6,575 SARs at an exercise price of $71.67. The number of shares that Mr. Vondrasek will receive upon exercise of such SARs is not currently determinable and therefore not included in the table above because each SAR gives the holder the right to receive the excess of the value of one share of our Class A common stock at the exercise date, which is not determinable until the date of exercise, over the exercise price.

(24)

Jason Pritzker is a beneficiary of certain trusts that hold non-controlling interests in THHC, L.L.C., which holds 20,723,351 shares of Class B common stock. THHC, L.L.C. is controlled by a member-managed limited liability company whose sole member is a trust for the benefit of Thomas J. Pritzker, Jason Pritzker’s father, as described in footnote (4). Jason Pritzker does not have voting or investment power over the shares held of record by THHC, L.L.C., and such shares are not included in the total number of shares listed as beneficially owned by Jason Pritzker in the table above.

(25)

Does not include the following SARs collectively held by our directors and current executive officers, in the aggregate, that are currently exercisable or that will become exercisable within sixty days of March 20, 2020: (a) 119,707 SARs at an exercise price of $40.96; (b) 230,484 SARs at an exercise price of $41.74; (c) 263,986 SARs at an exercise price of $41.29; (d) 326,229 SARs at an exercise price of $43.44; (e) 232,494 SARs at an exercise price of $49.39; (f) 355,766 SARs at an exercise price of $56.27; (g) 670,673 SARs at an exercise price of $47.36; (h) 333,786 SARs at an exercise price of $52.65; (i) 5,034 SARs at an exercise price of $61.50; (j) 204,912 SARs at an exercise price of $80.02; and (k) 147,582 SARs at an exercise price of $71.67. The number of shares that each individual will receive upon exercise of such SARs is not currently determinable and therefore not included in the table above because each SAR gives the holder the right to receive the excess of the value of one share of our Class A common stock at the exercise date, which is not determinable until the date of exercise, over the exercise price.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act, and rules of the SEC thereunder, require our directors, officers and persons who own more than 10% of our Class A common stock to file initial reports of their ownership of our Class A common stock and subsequent reports of changes in such ownership with the SEC. Directors, officers and persons owning more than 10% of our Class A common stock are required by SEC rules to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of the copies of such reports and amendments thereto received by us and written representations from these persons that no other reports were required, we believe that during the fiscal year ended December 31, 2019, our directors, officers and owners of more than 10% of our Class A common stock complied with all applicable filing requirements except that, with respect to one transaction, David Udell filed one late Form 4.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Certain Relationships and Related Party Transactions

Current Relationships and Related Party Transactions

Agreements Relating to Aircraft

In 2010, we adopted an aircraft policy under which Mr. Thomas J. Pritzker, our Executive Chairman, and Mr. Hoplamazian, our President and Chief Executive Officer, may utilize any aircraft that is owned, leased, chartered or otherwise secured for use by us. Under the policy, the Executive Chairman and President and Chief Executive Officer are authorized to utilize the aircrafts for business use and the President and Chief Executive Officer may utilize the aircrafts for non-business use upon approval by the Executive Chairman or his designee for any travel under 30 hours per year or by the Executive Chairman and the talent and compensation committee for any non-business travel that exceeds 30 hours per year. In 2019, a Gulfstream G550 aircraft, which is owned by TPO, was authorized by Mr. Thomas J. Pritzker to be chartered for Hyatt business use pursuant to this aircraft policy. Wingtip Aviation manages the aircraft and charters the aircraft on behalf of TPO. In 2019, we made payments of $942,425 to Wingtip Aviation for flights taken for Hyatt business use on the Gulfstream G550 aircraft, of which $724,383 was passed through to TPO by Wingtip Aviation.

Tax Separation Agreement

Prior to June 30, 2004, Hyatt Corporation, which primarily consisted of the North American hotel management and franchise companies, was owned by HG, Inc. (“HG”). H Group Holding, Inc. (“H Group”) owns HG. H Group is owned by Pritzker family business interests. In addition to owning Hyatt Corporation, HG owned various other North American hospitality related businesses (primarily consisting of hotel properties and the vacation ownership business) and on June 30, 2004 contributed these hospitality related businesses to Hyatt Corporation. Following such contribution, the stock of Hyatt Corporation was distributed to the Pritzker family business interests that owned H Group. We refer to this transaction as the “June 2004 Transaction.” The stock of Hyatt Corporation subsequently was contributed to us on December 31, 2004.

In connection with the June 2004 Transaction, H Group assumed Hyatt Corporation’s benefit liabilities, currently estimated to be $23.8 million, under certain deferred compensation and executive retirement plans with respect to certain former and retired employees of Hyatt Corporation. While H Group retains the liability for such payments, we retain the tax benefits. In 2019, we recorded tax deductions of $1,990,234.

Employee Benefits Agreement

In connection with the June 2004 Transaction, on July 1, 2004, Hyatt Corporation entered into an employee benefits and other employment matters allocation and separation agreement with H Group, certain subsidiaries of H Group and Grand Victoria Casino & Resort, L.P., a company that is 50% owned by Pritzker family business interests, pursuant to which we continue to provide administrative services to the parties. The services include payment processing, coordinating third-party administration for retirement plans, coordinating third-party administration for health and dental plans, providing claims administration for unemployment insurance claims, and for a short period of time, payroll services. The parties agree to reimburse each other for any costs or expenses incurred in connection with any of the plans which are the responsibility of the other party. In 2019, H Group made reimbursement payments of $2,397,431 to us under the agreement.

Management, Franchise, and Other Fees

Certain properties for which we receive management, franchise, and other fees are indirectly owned by Geolo Capital LP, a limited partnership affiliated with John A. Pritzker, the brother of Mr. Thomas J. Pritzker. Mr. Jason Pritzker is the son of Mr. Thomas J. Pritzker. In 2019, we received approximately $4.4 million of management, franchise, and other fees, and approximately $1.8 million of fees related to sales, reservations, technology, and marketing services, related to such properties.

Registration Rights

We have granted registration rights with respect to shares of Class A common stock issuable upon conversion of shares of Class B common stock as described below to holders of (i) 2,270,395 shares of our common stock pursuant

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to the terms of a Registration Rights Agreement, dated as of August 28, 2007, as amended, among us and the stockholders party to the 2007 Stockholders’ Agreement (the “2007 Registration Rights Agreement”), and (ii) 63,461,878 shares of our common stock pursuant to the terms of a Registration Rights Agreement, dated as of October 12, 2009, among us and the domestic and foreign Pritzker stockholders party thereto (the “2009 Registration Rights Agreement”). Only shares of Class A common stock may be registered pursuant to the terms of the 2007 Registration Rights Agreement and the 2009 Registration Rights Agreement. On May 22, 2017, we registered on a Form S-3 shelf registration statement 28,270,281 shares of Class A common stock, including 12,654,050 shares of Class A common stock issuable upon conversion of 12,654,050 shares of Class B common stock owned by certain stockholders party to the 2007 Registration Rights Agreement and 8,470 shares of Class A common stock and 15,607,761 shares of Class A common stock issuable upon conversion of 15,607,761 shares of Class B common stock owned by certain stockholders party to the 2009 Registration Rights Agreement.

Subsequent to November 2019, a limited partnership for the benefit of Daniel F. Pritzker and/or certain of his lineal descendants engaged in sales and similar transactions representing an aggregate of 762,854 shares of Class A common stock and/or Class A common stock issuable upon conversion of shares of Class B common stock. After giving effect to these transactions, as well as sales prior to November 2019 by (i) entities affiliated with Goldman Sachs & Co. LLC, non-U.S. situs trusts for the benefit of Jay Robert Pritzker and Anthony N. Pritzker and/or certain of their lineal descendants, of which CIBC Trust Company (Bahamas) Limited served as trustee, and the Pritzker Family Foundation that resulted in such entities no longer holding any shares registered for resale on the May 2017 shelf registration statement, and (ii) the Anthony N. Pritzker Family Foundation that resulted in such entity holding fewer shares than are registered for resale on the May 2017 shelf registration statement, as of March 20, 2020, 11,920,151 shares of the 28,270,281 shares originally registered for resale on the May 2017 shelf registration statement continue to be eligible to be sold pursuant to the May 2017 shelf registration statement during the 12 month period commencing November 5, 2019 through November 4, 2020 under the lock-up restrictions contained in the Amended and Restated Global Hyatt Agreement and the Amended and Restated Foreign Global Hyatt Agreement. Subsequent to November 4, 2020, and assuming no further sales, 12,683,005 shares of the 28,270,281 shares originally registered for resale on the May 2017 shelf registration statement will continue to be eligible to be sold pursuant to the May 2017 shelf registration statement. Additional shares may be registered on the shelf registration statement in the future as such shares are eligible to be sold in accordance with the registration rights agreements and lock-up restrictions.

The holders of approximately 65,732,273 shares of our common stock are entitled to certain demand registration rights.

Long-Form Demand Registration Rights

Each stockholder party to the 2007 Registration Rights Agreement may, on not more than two occasions, request that we register all or a portion of such stockholder’s shares of Class A common stock issuable upon conversion of shares of Class B common stock under the Securities Act on Form S-1 if the anticipated aggregate offering price of such shares of Class A common stock exceeds $750,000,000, the stockholder making the request is (or will be at the anticipated time of effectiveness of the applicable registration statement) permitted to sell shares of its common stock under the lock-up provisions contained in the 2007 Stockholders’ Agreement, and we are not otherwise eligible at the time of the request to file a registration statement on Form S-3 for the re-sale of such stockholder’s shares.

The stockholders party to the 2009 Registration Rights Agreement may, on not more than one occasion, request that we register all or a portion of the shares of Class A common stock issuable upon conversion of such stockholders’ shares of Class B common stock under the Securities Act on Form S-1 if the anticipated aggregate offering price of such shares of Class A common stock exceeds $750,000,000 (net of underwriting discounts and commissions), the stockholders making the request are, at the anticipated time of effectiveness of the applicable registration statement, permitted to sell shares of their common stock under the applicable lock-up provisions contained in the Amended and Restated Global Hyatt Agreement and Amended and Restated Foreign Global Hyatt Agreement, and we are not otherwise prohibited from filing such registration statement under the 2007 Registration Rights Agreement, and we are not otherwise eligible at the time of the request to file a registration statement on Form S-3 for the re-sale of such stockholder’s shares.

Short-Form Demand Registration Rights

The holders of approximately 65,732,273 shares of our common stock are entitled to certain Form S-3 demand registration rights.

Each stockholder party to the 2007 Registration Rights Agreement may, on not more than two occasions during each calendar year, request registration of their shares of Class A common stock issuable upon conversion of shares of Class B common stock under the Securities Act on Form S-3 if the anticipated aggregate offering amount of such shares of Class A common stock exceeds $100,000,000 and the stockholder making the request is (or will be at the

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anticipated time of effectiveness of the applicable registration statement) permitted to sell shares of its common stock under the lock-up provisions contained in the 2007 Stockholders’ Agreement.

Stockholders party to the 2009 Registration Rights Agreement holding at least 20% of the then issued and outstanding common stock may, on not more than one occasion during each calendar year, request registration of their shares of Class A common stock issuable upon conversion of shares of Class B common stock under the Securities Act on Form S-3 if the anticipated aggregate offering amount of such shares of Class A common stock exceeds $100,000,000 (net of underwriting discounts and commissions) and the stockholders making the request are, at the anticipated time of effectiveness of the applicable registration statement, permitted to sell shares of their common stock under the applicable lock-up provisions contained in the Amended and Restated Global Hyatt Agreement and Amended and Restated Foreign Global Hyatt Agreement, and we are not otherwise prohibited from filing such registration statement under the 2007 Registration Rights Agreement.

Under each of the 2007 Registration Rights Agreement and the 2009 Registration Rights Agreement, we will not be required to affect a demand registration or a Form S-3 demand registration within 180 days after the effective date of a registration statement related to a previous demand registration or Form S-3 demand registration. In addition, once every 12 months, we may postpone for up to 120 days the filing or the effectiveness of a registration statement for a demand registration or a Form S-3 demand registration, if our board of directors determines in good faith that such a filing (i) would be materially detrimental to us, (ii) would require a disclosure of a material fact that might reasonably be expected to have a material adverse effect on us or any plan or proposal by us to engage in any acquisition or disposition of assets or equity securities or any merger, consolidation, tender offer, material financing or other significant transactions, or (iii) is inadvisable because we are planning to prepare and file a registration statement for a primary offering of our securities.

Shelf Registration Rights

The holders of approximately 63,461,878 shares of our common stock are entitled under the 2009 Registration Rights Agreement to certain “shelf” registration rights with respect to shares of Class A common stock issuable upon conversion of such shares of Class B common stock.

Stockholders party to the 2009 Registration Rights Agreement may, in addition to the demand registration rights described above, request that we register all or a portion of shares of Class A common stock issuable upon conversion of such stockholders’ shares of Class B common stock on a shelf registration statement on Form S-3 pursuant to Rule 415 of the Securities Act, provided that the stockholders making the request are, at the anticipated time of effectiveness of the applicable registration statement, permitted to sell such shares of their common stock under the applicable lock-up provisions contained in the Amended and Restated Global Hyatt Agreement and Amended and Restated Foreign Global Hyatt Agreement. We have agreed to use our reasonable best efforts to keep any such shelf registration statement effective and updated for a period of three years (or, if earlier, such time as all the shares covered thereby have been sold). We have also agreed that, at the end of such three year period, we will refile a new shelf registration upon the request of stockholders party to the 2009 Registration Rights Agreement holding at least 1% of our outstanding common stock at such time.

Piggyback Registration Rights

The holders of 65,732,273 shares of our common stock are entitled to certain “piggyback” registration rights with respect to shares of Class A common stock issuable upon conversion of such shares of Class B common stock.

In the event that we propose to register shares of Class A common stock under the Securities Act, either for our own account or for the account of other security holders, we will notify each stockholder party to the 2007 Registration Rights Agreement and the 2009 Registration Rights Agreement that is, or will be at the anticipated time of effectiveness of the applicable registration statement, permitted to sell shares of its common stock under the applicable lock-up provisions contained in the 2007 Stockholders’ Agreement, the Amended and Restated Global Hyatt Agreement and the Amended and Restated Foreign Global Hyatt Agreement of our intention to effect such a registration and will use our reasonable best efforts to include in such registration all shares requested to be included in the registration by each such stockholder, subject to certain marketing and other limitations.

Following our decision in May 2017 to file a shelf registration statement on Form S-3 pursuant to Rule 415 of the Securities Act, we notified the stockholders party to the 2009 Registration Rights Agreement and the 2007 Registration Rights Agreement of our intention to file a shelf registration statement and gave such stockholders the right to “piggyback” and register shares of Class A common stock and shares of Class A common stock issuable upon conversion of shares of Class B common stock owned by them and eligible to be sold under the applicable lock-up agreements on the shelf registration statement. Certain stockholders party to the 2009 Registration Rights Agreement elected to exercise their piggyback registration rights with respect to 8,470 shares of Class A common stock and

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15,607,761 shares of Class A common stock issuable upon conversion of shares of Class B common stock, and certain stockholders party to the 2007 Registration Rights Agreement elected to exercise their piggyback registration rights with respect to 12,654,050 shares of Class A common stock issuable upon conversion of shares of Class B common stock, and those shares were included in the Form S-3 shelf registration statement that we filed on May 22, 2017.

Subsequent to November 2019, a limited partnership for the benefit of Daniel F. Pritzker and/or certain of his lineal descendants engaged in sales and similar transactions representing an aggregate of 762,854 shares of Class A common stock and/or Class A common stock issuable upon conversion of shares of Class B common stock. After giving effect to these transactions, as well as sales prior to November 2019 by (i) entities affiliated with Goldman Sachs & Co. LLC, non-U.S. situs trusts for the benefit of Jay Robert Pritzker and Anthony N. Pritzker and/or certain of their lineal descendants, of which CIBC Trust Company (Bahamas) Limited served as trustee, and the Pritzker Family Foundation that resulted in such entities no longer holding any shares registered for resale on the May 2017 shelf registration statement, and (ii) the Anthony N. Pritzker Family Foundation that resulted in such entity holding fewer shares than are registered for resale on the May 2017 shelf registration statement, as of March 20, 2020, 11,920,151 shares of the 28,270,281 shares originally registered for resale on the May 2017 shelf registration statement pursuant to piggyback registration rights continue to be eligible to be sold pursuant to the May 2017 shelf registration statement during the 12 month period commencing November 5, 2019 through November 4, 2020 under the lock-up restrictions contained in the Amended and Restated Global Hyatt Agreement and the Amended and Restated Foreign Global Hyatt Agreement. Subsequent to November 4, 2020, and assuming no further sales, 12,683,005 shares of the 28,270,281 shares originally registered for resale on the May 2017 shelf registration statement pursuant to piggyback registration rights will continue to be eligible to be sold pursuant to the May 2017 shelf registration statement. Additional shares may be registered on the shelf registration statement in the future as such shares are eligible to be sold in accordance with the registration rights agreements and lock-up restrictions.

Expenses of Registration, Restrictions and Indemnification

We will pay all registration expenses, including the legal fees of one counsel for all holders under the 2007 Registration Rights Agreement and one counsel for all holders under the 2009 Registration Rights Agreement, other than underwriting discounts, commissions and transfer taxes, in connection with the registration of any shares of Class A common stock pursuant to any demand registration, Form S-3 demand or piggyback registration described above. Under the 2007 Registration Rights Agreement and the 2009 Registration Rights Agreement, if a request for a demand registration or Form S-3 demand registration is withdrawn at the request of the majority of the holders of registrable securities requested to be registered, the holders of registrable securities who have withdrawn such request shall forfeit such demand registration or Form S-3 demand registration unless those holders pay or reimburse us for all of the related registration expenses.

The demand, Form S-3 demand and piggyback registration rights are subject to customary restrictions such as blackout periods and any limitations on the number of shares to be included in the underwritten offering imposed by the managing underwriter. The 2007 Registration Rights Agreement and the 2009 Registration Rights Agreement also contain customary indemnification and contribution provisions.

Other Agreements, Transactions, and Arrangements

In 2019, we paid Konverse $125,000 for an annual license fee in connection with certain web-based communications tools on Hyatt’s internal communications network. Pritzker family business interests own a minority interest in Konverse.

Pursuant to our common stock repurchase program, in 2019, we repurchased a total of 677,384 shares of Class B common stock at a weighted-average price of $74.21 per share, for an aggregate purchase price of approximately $50 million, from trusts or limited partnerships owned indirectly by trusts for the benefit of certain Pritzker family members or private charitable organizations affiliated with certain Pritzker family members.

In 2007, we established a Donor-Advised Fund through JP Morgan Private Bank and the National Philanthropic Trust, known as the Hyatt Community Grants Fund. Individuals and organizations are able to donate funds to the Hyatt Community Grants Fund and we recommend grant recipients of these funds through our Hyatt Community Program. The National Philanthropic Trust screens our recommended fund recipients and issues the funds to the approved recipients. In 2007, the Pritzker Foundation made a charitable contribution of $10 million to the Hyatt Community Grants Fund, payable in annual installments of $2.5 million over four years, commencing in 2007. Mr. Thomas J. Pritzker is a director and vice president of the Pritzker Foundation. Mr. Jason Pritzker is the son of Mr. Thomas J. Pritzker. In 2019, the Hyatt Community Grants Fund made grants of $408,000 to various not-for-profit organizations.

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A partner of Latham & Watkins LLP, Michael A. Pucker, is the brother-in-law of Mr. Thomas J. Pritzker. Mr. Jason Pritzker is the son of Mr. Thomas J. Pritzker. In 2019, we made aggregate payments of $6,383,116 to Latham & Watkins LLP for legal services.

During 2019, Marshall E. Eisenberg was a trustee of certain trusts for the benefit of Mr. Thomas J. Pritzker, and/or his lineal descendants. Mr. Jason Pritzker is the son of Mr. Thomas J. Pritzker. In 2019, we made aggregate payments of $683,158 to Neal, Gerber & Eisenberg LLP for legal services. Mr. Eisenberg is a partner in the law firm of Neal, Gerber & Eisenberg LLP.

Related Party Transaction Policy and Procedures

We have adopted a written policy regarding the review, approval and ratification of related party transactions. For purposes of our policy, a “related party transaction” is a material transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which (i) we (including any of our subsidiaries) were, are or will be a participant and (ii) any related party had, has or will have a direct or indirect material interest. A transaction involving an amount exceeding $120,000 is presumed to be a material transaction, although transactions involving lesser amounts may be material based on the facts and circumstances. A direct or indirect material interest of a related party may arise by virtue of control or significant influence of the related party with respect to the transaction or by direct or indirect pecuniary interest in the transaction. A related party is any executive officer, director or a beneficial owner of more than 5% of our common stock, including any of their immediate family members and any other family member who might control or influence or who might be controlled or influenced by the foregoing persons because of his or her family relationship, any firm, corporation or other entity in which any of the foregoing persons is employed as an executive officer or is a general partner, managing member or principal or in a position of having control or significant influence or in which such person has a 5% or greater beneficial ownership interest, or any firm, corporation or other entity in which any director, executive officer, nominee or more than 5% beneficial owner is employed (whether or not as an executive officer). The principal elements of this policy are as follows:

•

For each related party transaction (other than pre-approved transactions as discussed below), the audit committee reviews the relevant facts and circumstances, such as the extent and materiality of the related party’s interest in the transaction, takes into account the conflicts of interest and corporate opportunity provisions of our Code of Ethics and either approves or disapproves the related party transaction.

•	Any related party transaction shall be consummated and shall continue only if the audit committee has approved or ratified such transaction in accordance with the policy.

•

If advance audit committee approval of a related party transaction requiring the audit committee’s approval is not practicable, then the transaction may be preliminarily entered into by management upon prior approval of the transaction by the chairman of the audit committee, or if prior approval of the transaction by the chairman of the audit committee is not practicable, then the transaction may be preliminarily entered into by management, subject in each case to ratification of the transaction by the audit committee at the audit committee’s next regularly scheduled meeting; provided that if ratification shall not be forthcoming, management shall make all reasonable efforts to cancel or annul such transaction.

•

The Chief Financial Officer, or his or her designee, shall present to the audit committee each proposed related party transaction requiring the audit committee’s approval, including all relevant facts and circumstances relating thereto, shall update the audit committee as to any material changes to any approved or ratified related party transaction and shall provide a status report at least annually at a regularly scheduled meeting of the audit committee of all then active related party transactions.

•	No director may participate in approval of a related party transaction for which he or she is a related party.

Certain types of transactions have been designated pre-approved transactions under the policy, and as such are deemed to be approved or ratified, as applicable, by the audit committee. Such pre-approved transactions include: (i) executive and director compensation; (ii) certain ordinary course of business transactions; (iii) lodging transactions involving less than $250,000 provided the terms of which are no less favorable to us than those of similar transactions with unrelated third parties occurring during the same fiscal quarter and/or where the transaction is a result of an open auction process involving unrelated third-party bidders; (iv) ordinary course sales of timeshare, fractional or similar ownership interests at prices that are no lower than those available under our company-wide employee discount programs; (v) charitable contributions in amounts that would not require disclosure in our annual proxy statement or annual report under the NYSE corporate governance listing standards; (vi) transactions involving the rendering of legal services to us by the law firm of Latham & Watkins LLP to the extent such firm is associated with one or more related parties; and (vii) transactions where the rates or charges involved are determined by competitive bids. All of the transactions described above under Certain Relationships and Related Party Transactions were entered into prior to the adoption of this policy or were adopted or ratified in accordance with this policy.

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ANNUAL MEETING INFORMATION AND PROXY MATERIALS

Attending the Annual Meeting

Time and Location

Hyatt’s 2020 Annual Meeting of Stockholders will take place on Wednesday, May 20, 2020, at 9:30 a.m., Central Time, online via live webcast at https://web.lumiagm.com/297849013; Meeting Code: Hyatt2020.

Admission Policy

Only stockholders who own shares of Hyatt common stock as of the close of business on March 20, 2020, the record date, will be entitled to attend the Annual Meeting. In order to attend and vote at the Annual Meeting, please follow the instructions in the section titled “Questions and Answers about the Proxy Materials and the Annual Meeting” below.

Questions and Answers about the Proxy Materials and the Annual Meeting

1.	Q:	Why am I receiving these materials?

	A:	We are furnishing the enclosed Notice of Annual Meeting of Stockholders, proxy statement and proxy card to you, and to all stockholders of record as of the close of business on March 20, 2020, because the board of directors of Hyatt is soliciting your proxy to vote at the Annual Meeting and at any adjournment or postponement thereof. Also enclosed is our Annual Report for the fiscal year ended December 31, 2019, which, along with our proxy statement, is also available online at http://wfss.mobular.net/wfss/h/.

2.	Q:	When and where is the Annual Meeting?

	A:	The Annual Meeting will be held online via live webcast at https://web.lumiagm.com/297849013; Meeting Code: Hyatt2020, on Wednesday, May 20, 2020 at 9:30 a.m., Central Time.

3.	Q:	Why is Hyatt holding a virtual Annual Meeting?

	A:	Due to the emerging public health threat of the coronavirus (COVID-19) pandemic and to support the health and well-being of our stockholders and other meeting participants, this year’s Annual Meeting will be held as a virtual meeting only. We also believe that the environmentally-friendly virtual meeting format will provide expanded access, improved communication, and cost savings for our stockholders and Hyatt, while providing stockholders the same rights and opportunities to participate as they would have at an in-person meeting.

4.	Q:	What is the purpose of the Annual Meeting?

	A:	At our Annual Meeting, stockholders will act upon the matters outlined in this proxy statement and in the Notice of Annual Meeting of Stockholders included with this proxy statement, including the election of four directors; the ratification of Deloitte & Touche LLP as our independent registered public accounting firm; approval of the 2020 LTIP; approval of the 2020 ESPP; the advisory vote to approve compensation paid to our named executive officers as disclosed pursuant to the compensation disclosure rules of the SEC (the “Say on Pay Advisory Vote”); and such other matters as may properly come before the meeting or any adjournment or postponement thereof.

5.	Q:	How can I attend the virtual Annual Meeting?

	A:	Stockholders who own shares of Hyatt common stock as of the close of business on March 20, 2020, the record date, will be able to attend the Annual Meeting online, vote their shares electronically and submit questions during the meeting by visiting https://web.lumiagm.com/297849013. To register as a stockholder, select “I have a Control Number.” If you are a visitor, select “General Access.” As a stockholder, you will need the control number located in the upper right corner of your proxy card or on the instructions that accompanied your proxy materials. The Meeting Code is Hyatt2020 (case sensitive). The Annual Meeting live webcast will begin promptly at 9:30 a.m., Central Time. Online check-in will begin promptly at 9:15 a.m., Central Time, and you should allow ample time for the online check-in procedures. You will not be able to attend the Annual Meeting in person.

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We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during check-in or during the meeting, please call the technical support number that will be posted on the virtual stockholder meeting login page at https://web.lumiagm.com/297849013.

6.	Q:	What should I do if I receive more than one set of proxy materials?

	A:	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please vote each proxy card and voting instruction card that you receive.

7.	Q:	What is the difference between holding shares as a record holder versus a beneficial owner?

	A:	Most Hyatt stockholders hold their shares through a broker or other nominee rather than directly in their own name. There are some distinctions between shares held of record and those owned beneficially:

Record Holders: If your shares are registered directly in your name with our transfer agent, EQ Shareowner Services, you are considered, with respect to those shares, the stockholder of record or record holder. As the stockholder of record, you have the right to grant your voting proxy directly to Hyatt or to vote virtually at the Annual Meeting. We have enclosed a proxy card for you to use.

Beneficial Owners: If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you automatically, along with a voting instruction card from your broker, bank or nominee. As a beneficial owner, you have the right to direct your broker, bank or nominee how to vote and are also invited to attend the Annual Meeting. Since a beneficial owner is not the stockholder of record, you may not vote these shares virtually at the meeting unless you obtain a “legal proxy” from the broker, bank or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, bank or nominee has enclosed or provided voting instructions for you to use in directing how to vote your shares. If you do not provide specific voting instructions by the deadline set forth in the materials you receive from your broker, bank or other nominee, your broker, bank or nominee can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. The election of directors, approval of the 2020 LTIP, approval of the 2020 ESPP, and the Say on Pay Advisory Vote are considered “non-discretionary” items, while the ratification of the appointment of our independent registered public accounting firm is considered a “discretionary” item. For “non-discretionary” items for which you do not give your broker instructions, the shares will be treated as broker non-votes. See Question 13 below for more information about broker non-votes.

8.	Q:	Who can vote and how do I vote?

	A:	Only holders of our common stock at the close of business on March 20, 2020, the record date, will be entitled to notice of and to vote at the Annual Meeting. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Annual Meeting. Most stockholders have four options for submitting their votes:

• virtually at the Annual Meeting with a proxy card/legal proxy by following the instructions at https://web.lumiagm.com/297849013; Meeting Code: Hyatt2020;

• by mail, using the paper proxy card;

• by telephone, by calling the toll-free telephone number on the proxy card; or

• through the Internet before the Annual Meeting, using the procedures and instructions described on the proxy card.

Beneficial owners may vote by telephone or Internet if their bank or broker makes those methods available, in which case the bank or broker will enclose the instructions with the proxy materials.

For further instructions on voting, see your proxy card. If you vote by proxy using the paper proxy card, by telephone or through the Internet, the shares represented by the proxy will be voted in accordance with your instructions. If you attend the Annual Meeting, you may also submit your vote virtually by following the instructions at https://web.lumiagm.com/297849013; Meeting Code: Hyatt2020, and any previous votes that you submitted by mail, telephone or Internet will be superseded by the vote that you cast at the Annual Meeting. Please note, however, that if your shares are held through a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain from your bank or broker a legal proxy issued in your name.

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9.	Q:	What are my voting choices, and how many votes are required for approval or election?

	A:	In the vote on the election of four director nominees identified in this proxy statement to serve until the 2023 annual meeting of stockholders and until their respective successors have been duly elected and qualified, stockholders may (1) vote in favor of all nominees or specific nominees; or (2) withhold authority to vote for all nominees or specific nominees. A plurality of the voting power of the shares present virtually or represented by proxy at the Annual Meeting and entitled to vote with respect to the election of directors shall elect the directors. The board of directors unanimously recommends a vote FOR each of the nominees.

In the vote on the ratification of the appointment of Deloitte & Touche LLP as Hyatt’s independent registered public accounting firm for fiscal year 2020, stockholders may (1) vote in favor of the ratification; (2) vote against the ratification; or (3) abstain from voting on the ratification. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2020 will require the affirmative vote of a majority of the voting power of the shares present virtually or represented by proxy at the Annual Meeting and entitled to vote on the proposal, however, stockholder ratification is not required to authorize the appointment of Deloitte & Touche LLP as our independent registered public accounting firm. The board of directors unanimously recommends a vote FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2020.

In the vote on the proposal to approve the 2020 LTIP, stockholders may (1) vote in favor of the proposal; (2) vote against the proposal; or (3) abstain from voting on the proposal. Approval of the 2020 LTIP will require the affirmative vote of a majority of the voting power of the shares present virtually or represented by proxy at the Annual Meeting and entitled to vote on the proposal. The board of directors unanimously recommends a vote FOR the approval of the 2020 LTIP.

In the vote on the proposal to approve the 2020 ESPP, stockholders may (1) vote in favor of the proposal; (2) vote against the proposal; or (3) abstain from voting on the proposal. Approval of the 2020ESPP will require the affirmative vote of a majority of the voting power of the shares present virtually or represented by proxy at the Annual Meeting and entitled to vote on the proposal. The board of directors unanimously recommends a vote FOR the approval of the 2020 ESPP.

In the Say on Pay Advisory Vote, stockholders may (1) vote in favor of the proposal; (2) vote against the proposal; or (3) abstain from voting on the proposal. Approval, on an advisory basis, of the compensation paid to our named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules will require the affirmative vote of a majority of the voting power of the shares present virtually or represented by proxy at the Annual Meeting and entitled to vote on the proposal. This resolution is advisory and not binding on the Company, the board of directors or the talent and compensation committee. The board of directors unanimously recommends a vote FOR the approval, on an advisory basis, of the compensation paid to our named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules.

10.	Q:	How will Hyatt’s dual class ownership structure impact the outcome of the voting at the Annual Meeting?

	A:	The holders of our Class A common stock are entitled to one vote per share and the holders of our Class B common stock are entitled to ten votes per share on all matters to be voted upon at the Annual Meeting. Holders of Class A common stock and Class B common stock will vote together as a single class on all matters to be voted upon at the Annual Meeting.

At the close of business on March 20, 2020, we had outstanding and entitled to vote 35,570,053 shares of Class A common stock and 65,463,274 shares of Class B common stock. Collectively, the holders of Class A common stock on such date will be entitled to an aggregate of 35,570,053 votes, and, collectively, the holders of Class B common stock on such date will be entitled to an aggregate of 654,632,740 votes, on all matters to be voted upon at the Annual Meeting. Therefore, for all matters to be voted upon at the Annual Meeting, the holders of our Class B common stock will collectively hold approximately 94.9% of the total voting power of our outstanding common stock. See Question 11 for additional information.

11.	Q:	How will voting agreements entered into with or among Hyatt’s major stockholders impact the outcome of the voting at the Annual Meeting?

	A:	Voting agreements entered into with or among Hyatt’s major stockholders will result in all of the shares of our Class B common stock being voted consistent with the recommendations of Hyatt’s board of directors. Pursuant to the terms of the Amended and Restated Global Hyatt Agreement (the “Amended and Restated Global Hyatt Agreement”) and the Amended and Restated Foreign Global Hyatt Agreement (the “Amended and Restated Foreign Global Hyatt Agreement”), Pritzker family business interests, which beneficially own in the aggregate 63,192,879 shares of our Class B common stock and 268,999 shares of our Class A common

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stock, or approximately 91.6% of the total voting power of our outstanding common stock, have agreed to vote their shares of our common stock consistent with the recommendation of our board of directors with respect to all matters (assuming agreement as to any such matter by a majority of a minimum of three independent directors (excluding for such purposes any Pritzker)) or, in the case of transactions involving us and an affiliate, assuming agreement of all of such minimum of three independent directors (excluding for such purposes any Pritzker). This voting agreement expires on the date upon which more than 75% of our fully diluted shares of common stock is owned by non-Pritzker family business interests. In addition, other existing stockholders that beneficially own in the aggregate 2,270,395 shares of our Class B common stock, or approximately 3.3% of the total voting power of our outstanding common stock, have entered into the Global Hyatt Corporation 2007 Stockholders’ Agreement (the “2007 Stockholders’ Agreement”) with us under which they have agreed to vote their shares of Class A and Class B common stock consistent with the recommendation of our board of directors, without any separate requirement that our independent directors agree with the recommendation. This voting agreement will expire on the date that Mr. Thomas J. Pritzker is no longer chairman of our board of directors. While these voting agreements are in effect, they may provide our board of directors with effective control over matters requiring stockholder approval. Because our board of directors (including all of our independent directors) has recommended a vote FOR proposal one, FOR proposal two, FOR proposal three, FOR proposal four, and FOR proposal five, each stockholder party to the voting agreements will be contractually obligated to vote in favor of proposal one, in favor of proposal two, in favor of proposal three, in favor of proposal four, and in favor of proposal five. Because the stockholders party to such voting agreements hold approximately 94.9% of the total voting power of our outstanding common stock, these voting agreements will cause the outcome of the vote on each of the matters to be voted upon at the Annual Meeting to be consistent with the recommendations of our board of directors.

As used in this proxy statement, the term “Pritzker family business interests” means (1) various lineal descendants of Nicholas J. Pritzker (deceased) and spouses and adopted children of such descendants; (2) various trusts for the benefit of the individuals described in clause (1) and trustees thereof; and (3) various entities owned and/or controlled, directly and/or indirectly, by the individuals and trusts described in (1) and (2).

12.	Q:	What is the effect of a “withhold” or an “abstain” vote on the proposals to be voted on at the Annual Meeting?

A:

A “withhold” vote with respect to the election of directors will be considered present virtually for purposes of determining a quorum. Because a plurality of the voting power of the shares present virtually or represented by proxy at the Annual Meeting and entitled to vote with respect to the election of directors is required to elect a director (meaning that the four director nominees who receive the highest number of “for” votes will be elected) and each of our directors is running unopposed, a “withhold” vote will have no effect with respect to the outcome of election of directors.

An “abstain” vote with respect to the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2020, the approval of the 2020 LTIP, the approval of the 2020 ESPP, or approval of the Say on Pay Advisory Vote will be considered present for purposes of determining a quorum. Because the affirmative vote of a majority of the voting power of the shares present virtually or represented by proxy at the Annual Meeting and entitled to vote on each proposal will be required to approve these proposals (meaning that, of the shares represented at the Annual Meeting and entitled to vote, a majority of them must be voted “for” the proposal for it to be approved), an “abstain” vote will have the effect of a vote against each of these four proposals.

13.	Q:	What is the effect of a “broker non-vote” on the proposals to be voted on at the Annual Meeting?

	A:	A “broker non-vote” will occur if you are the beneficial owner of shares held by a broker or other custodian and you do not provide the broker or custodian with voting instructions on the election of directors, the approval of the 2020 LTIP, the approval of the 2020 ESPP, and approval of the Say on Pay Advisory Vote. This is because under applicable NYSE rules, a broker or custodian may not vote on these matters without instruction from the underlying beneficial owner. A broker non-vote is not considered a “vote cast” or “entitled to vote” with respect to these matters and will not have any effect on the outcome of these matters. Under applicable NYSE rules, brokers and custodians may vote on the ratification of Deloitte & Touche LLP as our registered independent public accounting firm for fiscal year 2020 in their discretion, and therefore we do not expect any broker non-votes on this matter.

14.	Q:	Who counts the votes?

	A:	EQ Shareowner Services will count the votes. The board of directors has appointed a representative of EQ Shareowner Services as the inspector of elections.

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15.	Q:	Revocation of proxy: May I change my vote after I return my proxy?

	A:	Yes, you may revoke your proxy if you are a record holder by:

• filing written notice of revocation with Hyatt’s corporate secretary at our principal executive offices at 150 North Riverside Plaza, Chicago, Illinois 60606;

•   signing a proxy bearing a later date than the proxy being revoked and submitting it to Hyatt’s corporate secretary at our principal executive offices at 150 North Riverside Plaza, Chicago, Illinois 60606; or

• voting virtually at the Annual Meeting.

If your shares are held in street name through a broker, bank, or other nominee, you need to contact the record holder of your shares regarding how to revoke your proxy.

16.	Q:	What if I sign and return a proxy card but do not specify a choice for a matter when returning the proxy?

	A:	Unless you indicate otherwise, the persons named as proxies on the proxy card will vote your shares: FOR all of the nominees for director named in this proxy statement; FOR the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2020; FOR the approval of the 2020 LTIP; FOR the approval of the 2020 ESPP; and FOR the approval of the Say on Pay Advisory Vote.

17.	Q:	What constitutes a quorum?

	A:	Presence at the Annual Meeting, virtually or by proxy, of the holders of a majority of the voting power of the issued and outstanding shares of Hyatt’s common stock entitled to vote at the Annual Meeting will constitute a quorum, permitting the Annual Meeting to proceed and business to be conducted. Proxies received but with items marked as abstentions or containing broker non-votes will be included in the calculation of the number of votes considered to be present virtually at the meeting for purposes of determining whether a quorum is present.

18.	Q:	Where can I find the voting results of the Annual Meeting?

	A:	We will publish final results on a Current Report on Form 8-K within four business days after the Annual Meeting.

19.	Q:	Who will pay the costs of soliciting these proxies?

	A:	We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of common stock for their reasonable costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies may be supplemented by electronic means, mail, facsimile, telephone or personal solicitation by our directors, officers or other employees. No additional compensation will be paid to our directors, officers or other employees for such services.

20.	Q:	What happens if additional matters are presented at the Annual Meeting?

	A:	Other than the five proposals described in this proxy statement, we are not aware of any other properly submitted business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Mr. Mark S. Hoplamazian and Ms. Margaret C. Egan, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting, including matters of which the Company did not receive timely notice. If any of our nominees for director are unavailable, or are unable to serve or for good cause will not serve, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the board of directors.

21.	Q:	What is the deadline under Rule 14a-8 under the Securities Exchange Act of 1934, as amended, for stockholders to propose actions to be included in our proxy statement relating to our 2021 annual meeting of stockholders and identified in our form of proxy relating to the 2021 annual meeting?

	A:	December 7, 2020 is the deadline for stockholders to submit proposals to be included in our proxy statement and identified in our form of proxy under Rule 14a-8 under the Exchange Act. Proposals by stockholders must comply with all requirements of applicable rules of the SEC, including Rule 14a-8, and be received by our corporate secretary at our principal executive offices at 150 North Riverside Plaza, Chicago, Illinois 60606 no later than the close of business on December 7, 2020. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with Rule 14a-8 and other applicable requirements.

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22.	Q:	What is the deadline under our bylaws for stockholders to nominate persons for election to the board of directors or propose other matters to be considered at our 2021 annual meeting of stockholders?

	A:	Stockholders who wish to nominate persons for election to our board of directors or propose other matters to be considered at our 2021 annual meeting of stockholders must provide us advance notice of the director nomination or stockholder proposal, as well as the information specified in our bylaws, no earlier than January 20, 2021 and no later than the close of business on February 19, 2021. Stockholders are advised to review our bylaws, which contain the requirements for advance notice of director nominations and stockholder proposals. Notice of director nominations and stockholder proposals must be received by our corporate secretary at our principal executive offices at 150 North Riverside Plaza, Chicago, Illinois 60606. The requirements for advance notice of stockholder proposals under our bylaws do not apply to proposals properly submitted under Rule 14a-8 under the Exchange Act, as those stockholder proposals are governed by Rule 14a-8. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any director nomination or stockholder proposal that does not comply with our bylaws and other applicable requirements.

23.	Q:	How do I submit a potential director nominee for consideration by the board of directors for nomination?

	A:	You may submit names of potential director nominees for consideration by the board of directors’ nominating and corporate governance committee for nomination by our board of directors at the 2021 annual meeting of stockholders. Your submission should be mailed to our corporate secretary at our principal executive offices at 150 North Riverside Plaza, Chicago, Illinois 60606. The section titled “Corporate Governance — Committees of the Board of Directors — Nominating and Corporate Governance Committee” below describes the information required to be set forth in your submission, and provides information on the nomination process used by our nominating and corporate governance committee and our board of directors. The deadline has passed to submit a potential director nominee to be considered for nomination by our board of directors at the 2020 Annual Meeting. December 1, 2020 is the deadline to submit a potential director nominee for consideration by our board of directors for nomination at the 2021 annual meeting of stockholders.

Availability of Annual Report on Form 10-K

A copy of our Annual Report on Form 10-K for the year ended December 31, 2019, which includes certain financial information about Hyatt, is enclosed together with this proxy statement. Copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 as filed with the SEC (exclusive of exhibits and documents incorporated by reference), may also be obtained for free by directing written requests to: Hyatt Hotels Corporation, Attention: Treasurer and Senior Vice President, Investor Relations and Corporate Finance, 150 North Riverside Plaza, Chicago, Illinois 60606 (telephone: 312-750-1234). Copies of exhibits and basic documents filed with the Annual Report on Form 10-K or referenced therein will be furnished to stockholders upon written request and payment of a nominal fee in connection with the furnishing of such documents. You may also obtain the Annual Report on Form 10-K over the Internet at the SEC’s website, www.sec.gov, or on our website, www.hyatt.com, under the heading “Investor Relations — SEC Filings.”

List of the Company’s Stockholders

A list of our stockholders as of March 20, 2020, the record date for the Annual Meeting, will be available for inspection at our corporate headquarters during ordinary business hours throughout the 10-day period prior to the Annual Meeting. Please contact our corporate secretary at (312) 750-1234 if you wish to inspect the list of stockholders prior to the Annual Meeting. The list of stockholders will also be available for such examination upon request during the live webcast of the Annual Meeting.

Delivery of Proxy Materials to Households

We will send multiple copies of the Annual Report on Form 10-K, proxy statement, proxy card and Notice of Annual Meeting to households at which two or more stockholders reside. If you share an address with another stockholder and the two of you would like to receive only a single set of our annual disclosure documents, follow the instructions below:

1.

If your shares are registered in your own name, please contact our transfer agent by writing to them at EQ Shareowner Services, P.O. Box 64854, St. Paul, MN 55164-0854 (Attn: Hyatt Hotels Corporation Representative) or calling 1-800-468-9716.

2.	If a bank, broker or other nominee holds your shares, please contact your bank, broker or other nominee directly.

78    Hyatt Hotels Corporation    2020 Proxy Statement

Other Matters That May Come Before the Annual Meeting

Our board of directors knows of no matters other than those referred to in the accompanying Notice of Annual Meeting of Stockholders which may properly come before the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the Annual Meeting or any adjournments or postponements thereof, it is the intention of the persons named as proxies on the enclosed proxy card to vote the shares represented by all valid proxy cards in accordance with their judgment of what is in the best interest of Hyatt Hotels Corporation.

By Order of the Board of Directors

Mark S. Hoplamazian
President and Chief Executive Officer

Chicago, Illinois

April 6, 2020

Hyatt Hotels Corporation    2020 Proxy Statement    79

Appendix A

FOURTH AMENDED AND RESTATED

HYATT HOTELS CORPORATION

LONG-TERM INCENTIVE PLAN

ARTICLE 1. HISTORY AND PURPOSE

The Hyatt Hotels Corporation Long-Term Incentive Plan (the “Original Plan”) was originally adopted by Hyatt Hotels Corporation (formerly known as Global Hyatt Corporation), a Delaware corporation (the “Company”) effective February 14, 2006 as a means of assisting the Company in attracting and retaining qualified non-employee directors, executive and other key employees and to promote the success of the Company by providing certain non-employee directors, executives and other key employees of the Company with a shared interest in increasing the value of the Company and sustaining its growth. The Original Plan was subsequently amended and restated effective May 12, 2008, June 10, 2013 and December 15, 2015 in the form of the Third Amended and Restated Hyatt Hotels Corporation Long-Term Incentive Plan (the “Third Amended and Restated Plan”). The Third Amended and Restated Plan was subsequently amended effective March 21, 2018 by the First Amendment to the Third Amended and Restated Plan (the “First Amendment”). The following is a further amendment, restatement and continuation of the Third Amended and Restated Plan, as amended, in the form of this Fourth Amended and Restated Hyatt Hotels Corporation Long-Term Incentive Plan (the “Plan”), which incorporates the First Amendment and is intended to clarify certain provisions contained in the Third Amended and Restated Plan and to add certain best practices.

ARTICLE 2. DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

2.1    “Applicable Accounting Standards” shall mean Generally Accepted Accounting Principles in the United States, International Financial Reporting Standards or such other accounting principles or standards as may apply to the Company’s financial statements under United States federal securities laws from time to time.

2.2    “Administrator” shall mean the entity that conducts the general administration of the Plan as provided in Article 11. With reference to the duties of the Committee under the Plan which have been delegated to one or more persons pursuant to Section 11.6, or which the Board has assumed, the term “Administrator” shall refer to such person(s) unless the Committee or the Board has revoked such delegation or the Board has terminated the assumption of such duties.

2.3    “Affiliate” shall mean as to any Person any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. “Control” for these purposes shall mean the ability to influence, direct or otherwise significantly affect the major policies, activities or action of any person or entity, and the terms “controlling,” “controlled by” and “under common control with” have correlative meanings.

2.4    “Award” shall mean an Option, a Restricted Stock award, a Restricted Stock Unit award, a Performance Award, a Dividend Equivalent award, a Deferred Stock award, a Stock Payment award or a Stock Appreciation Right, which may be awarded or granted under the Plan (collectively, “Awards”).

2.5    “Award Agreement” shall mean any written notice, agreement, terms and conditions, contract or other instrument or document evidencing an Award, including, without limitation, through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine consistent with the Plan.

2.6    “Award Limit” shall mean with respect to Awards that shall be payable in Common Stock or in cash, as the case may be, the respective limits set forth in Section 3.3.

2.7    “Board” shall mean the Board of Directors of the Company.

2.8    “Change in Control” shall mean the date any Person or two or more Persons acting in concert (other than (i) any Pritzker Affiliate or (ii) any Pritzker Affiliate along with any other stockholder which, together with its Affiliates, owns more than 5% of the combined voting power or the Voting Stock as of June 30, 2009 (a “Non-Pritzker Affiliate Existing Shareholder”) so long as Pritzker Affiliates continue to own more Voting Stock than such Non-Pritzker Affiliate Existing Shareholder) shall have acquired “beneficial ownership,” directly or indirectly, of, or shall have acquired by contract or otherwise, Voting Stock of the Company (or other securities convertible into such Voting Stock) representing 50% or more of the combined voting power of all Voting Stock of the Company. As used herein, “beneficial ownership” shall have the meaning provided in Rule 13d-3 of the Exchange Act. The Administrator shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control of the Company has occurred and the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided, that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event,” as defined in Treasury Regulation §1.409A-3(i)(5) shall be made consistent with such regulation.

2.9    “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

2.10    “Committee” shall mean the Compensation Committee of the Board, or such other committee or subcommittee appointed by the Board, as provided in Section 11.1.

2.11    “Common Stock” shall mean the Class A Common Stock of the Company, par value $0.01 per share.

2.12    “Company” shall mean Hyatt Hotels Corporation, a Delaware corporation.

2.13    “Consultant” shall mean any consultant or adviser to the Company or of any Subsidiary that qualifies as a consultant under the applicable rules of the Securities and Exchange Commission for registration of shares on a Form S-8 Registration Statement.

2.14    “Deferred Stock” shall mean a right to receive Common Stock awarded under Section 8.4.

2.15    “Director” shall mean a member of the Board, or as applicable, a member of the board of directors of a Subsidiary.

2.16    “Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock, awarded under Section 8.2.

2.17    “DRO” shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time, or the rules thereunder.

2.18    “Effective Date” shall mean the date the Plan (i.e., the Fourth Amended and Restated Hyatt Hotels Corporation Long Term Incentive Plan) is approved by stockholders of the Company in accordance with the Company’s bylaws, articles of incorporation and applicable state law within twelve (12) months of the date the Plan is adopted by the Board.

2.19    “Eligible Individual” shall mean any person who is an Employee, a Consultant or a Non-Employee Director, as determined by the Committee.

2.20    “Employee” shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or of any Subsidiary.

2.21    “Equity Restructuring” shall mean a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of shares of Common Stock (or other securities of the Company) or the share price of Common Stock (or other securities) and causes a change in the per share value of the Common Stock underlying outstanding Awards.

2.22    “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

2.23    “Exercise Date Value” shall mean the Share Value with respect to a Stock Appreciation Right as of any given date; provided, that if, as of such given date, the Common Stock is (i) listed on any established securities exchange (such as the New York Stock Exchange, the NASDAQ Capital Market, the NASDAQ Global Market and the NASDAQ Global Select Market), (ii) listed on any national market system or (iii) quoted or traded on any automated quotation system, the Exercise Date Value shall be the last sales price quoted for a share of Common

Stock immediately prior to the time of exercise of a Stock Appreciation Right on such exchange or system, or such other most recent share price used by the stock plan administrator for effectuating transactions, as determined by the Administrator.

2.24    “Family Business Unit” shall mean any business entity owned or controlled directly or indirectly by or for the benefit of members of the Pritzker Family.

2.25    “Full Value Award” shall mean any Award other than (i) an Option, (ii) a Stock Appreciation Right or (iii) any other Award for which the Participant pays the grant-date intrinsic value of the Award (whether directly or by foregoing a right to receive a payment from the Company), including as Full Value Awards any Restricted Stock award, Stock Payment award, Restricted Stock Unit award, or other Award, in each case, to the extent settled in shares of Common Stock without payment of the grant-date intrinsic value by the recipient.

2.26    “Fungible Unit” shall mean the measuring unit used to determine the number of shares of Common Stock by which the Share Limit will be debited or credited in connection with the grants and forfeitures of different types of Awards under the Plan.

2.27    “Fungible Unit Limit” shall have the meaning provided in Section 3.1(a) hereof.

2.28    “Greater Than 10% Stockholder” shall mean an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (as defined in Section 424(e) of the Code).

2.29    “Incentive Stock Option” shall mean an Option that is intended to qualify as an incentive stock option and conforms to the applicable provisions of Section 422 of the Code.

2.30    “Non-Employee Director” shall mean a Director who is not an Employee.

2.31    “Non-Qualified Stock Option” shall mean an Option that is not intended to be an Incentive Stock Option.

2.32    “Option” shall mean a right to purchase shares of Common Stock at a specified exercise price, granted under Article 5. An Option shall be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Non-Employee Directors and Consultants shall be Non-Qualified Stock Options.

2.33    “Participant” shall mean a person who has been granted an Award under the Plan.

2.34    “Performance Award” shall mean a cash bonus award, stock bonus award, performance award or incentive award that is paid in cash, Common Stock or a combination of both, awarded under Section 8.1.

2.35     “Performance Criteria” shall mean the criteria (and adjustments) that the Administrator may select for an Award for purposes of establishing the Performance Goal or Performance Goals for a Performance Period, determined as follows:

(a)    Performance Criteria used to establish Performance Goals may include, but are not limited to, the following: (i) earnings (either before or after one or more of the following: (A) interest, (B) taxes, (C) depreciation and (D) amortization), (ii) economic value-added (as determined by the Committee), (iii) sales or revenue, (iv) net income (either before or after taxes), (v) cash flow (including, but not limited to, operating cash flow and free cash flow), (vi) return on capital, (vii) return on invested capital, (viii) return on assets, (ix) return on stockholders’ equity, (x) stockholder return, (xi) return on sales, (xii) gross or net profit, (xiii) costs, (xiv) funds from operations, (xv) expenses, (xvi) productivity (xviii) operating margin, (xix) operating efficiency, (xx) customer satisfaction, (xvi) working capital, (xxii) earnings per share, (xxiii) price per share of common stock, (xxiv) market share, (xxv) chain results, (xxvi) gross operating profit, (xxvii) capital development, (xxvii) implementation or completion of critical projects, (xxviii) branding, (xxix) organizational or succession planning, (xxx) management or licensing fee growth, (xxxi) guest satisfaction top box scores, (xxxii) Net Promoter Score, (xxxiii) net rooms growth (xxxiv) RevPAR (revenue per available room), (xxxv) management fees, and (xxxvi) growth in hotels, any of which may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices.

(b)    The Administrator, in its sole discretion, may provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals. Such adjustments may include one or more of the following: (i) items related to a change in accounting principle; (ii) items relating to financing activities;

(iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (vii) items related to the disposal of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under Applicable Accounting Standards; (ix) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the Performance Period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments, (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; (xiv) items relating to changes in tax laws, or (xv) items relating to any other unusual or nonrecurring events or changes in applicable law, accounting principles or business conditions.

2.36    “Performance Goals” shall mean, for a Performance Period, one or more goals established in writing by the Administrator for the Performance Period based upon one or more Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a Subsidiary, division, business unit, or an individual. The achievement of each Performance Goal shall be determined, to the extent applicable, with reference to Applicable Accounting Standards.

2.37    “Performance Period” shall mean one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, an Award.

2.38    “Person” shall mean an individual, a company, a partnership, a joint venture, a limited liability company or limited liability partnership, an association, a trust, estate or other fiduciary, any other legal entity, and any governmental authority.

2.39    “Plan” shall mean this Fourth Amended and Restated Hyatt Hotels Corporation Long-Term Incentive Plan, as it may be further amended or restated from time to time.

2.40    “Pritzker Affiliate” shall mean (i) all lineal descendants of Nicholas J. Pritzker, deceased, and all spouses and adopted children of such descendants; (ii) all trusts for the benefit of any person described in clause (i) and trustees of such trusts; (iii) all legal representatives of any person or trust described in clauses (i) or (ii); and (iv) all partnerships, corporations, limited liability companies or other entities controlling, controlled by or under common control with any person, trust or other entity described in clauses (i), (ii) or (iii). “Control” for these purposes shall mean the ability to influence, direct or otherwise significantly affect the major policies, activities or action of any person or entity, and the terms “controlling,” “controlled by” and “under common control with” have correlative meanings.

2.41    “Pritzker Family” shall mean all of the lineal descendants of Nicholas J. Pritzker (deceased) and all of their respective spouses and former spouses and children.

2.42    “Restricted Stock” shall mean Common Stock awarded under Article 7 that is subject to certain restrictions and may be subject to risk of forfeiture or repurchase.

2.43    “Restricted Stock Unit” shall mean the right to receive Common Stock awarded under Section 8.5.

2.44    “Securities Act” shall mean the Securities Act of 1933, as amended.

2.45    “Share Limit” shall have the meaning provided in Section 3.1(a) hereof.

2.46    “Share Value” shall mean, as of any given date, the fair market value of a share of Common Stock determined as follows:

(a)    If the Common Stock is (i) listed on any established securities exchange (such as the New York Stock Exchange, the NASDAQ Capital Market, the NASDAQ Global Market and the NASDAQ Global Select Market), (ii) listed on any national market system or (iii) quoted or traded on any automated quotation system, the Share Value shall be the closing sales price for a share of Common Stock as quoted on such exchange or system for such date or, if there is no closing sales price for a share of Common Stock on the date in question, the closing sales price for a share of Common Stock on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(b)    If the Common Stock is not listed on an established securities exchange, national market system or automated quotation system, but the Common Stock is regularly quoted by a recognized securities dealer, the Share Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a share of Common Stock on such date, the high bid and low asked prices for a share of Common Stock on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(c)    If the Common Stock is neither listed on an established stock exchange or a national market system nor regularly quoted by a recognized securities dealer, the Share Value shall be the determined by the Administrator in its discretion based upon either:

(i)    an appraisal as of the most recent Valuation Date. Such appraisal is intended to reflect a reasonable valuation of the Company as contemplated by Treasury Regulation §1.409A-1(b)(5)(iv)(B)(2)(i), or any successor thereto. As such, the appraisal shall be made by a qualified independent firm designated by the Administrator, which firm is of a national reputation and has relevant experience in performing such valuations. The appraisal firm shall use valuation principles and methods substantially similar to those used in the appraisals historically performed for the Company in 2007, including, but not limited to, those related to enterprise value and the absence of any discount for lack of marketability or minority interest, or of any premium for control; or

(ii)    the price paid for each share of Common Stock in a transaction between a willing buyer and a willing seller, neither under compulsion to buy or sell; provided, however, that transactions between the Company and any Family Business Unit or member of the Pritzker Family shall not be considered for this purpose.

2.47    “Stock Appreciation Right” shall mean a right granted pursuant to Article 9 to receive a payment equal to the excess of the Exercise Date Value of a specified number of shares of Common Stock on the date the Stock Appreciation Right is exercised over an exercise price set forth in the applicable Award Agreement.

2.48    “Stock Payment” shall mean (a) a payment in the form of shares of Common Stock, or (b) an option or other right to purchase shares of Common Stock, as part of a bonus, deferred compensation or other arrangement, awarded under Section 8.3.

2.49    “Subsidiary” shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing more than fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.50    “Substitute Award” shall mean an Award granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.

2.51    “Termination of Service” shall mean,

(a)    As to a Consultant, the time when the engagement of a Participant as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, without limitation, by resignation, discharge, death or retirement, but excluding a termination where there is a simultaneous commencement of employment with the Company or any Subsidiary.

(b)    As to a Non-Employee Director, the time when a Participant who is a Non-Employee Director ceases to be a Director for any reason, including, without limitation, a termination by resignation, failure to be elected, death or retirement, but excluding: (i) a termination where there is simultaneous employment by the Company (or a Subsidiary) of such person and (ii) a termination which is followed immediately by such Participant becoming a Consultant.

(c)    As to an Employee, the time when the employee-employer relationship between a Participant and the Company or any Subsidiary is terminated for any reason, including, without limitation, a termination by resignation, discharge, death, disability or retirement; but excluding: (i) a termination where there is an immediate reemployment or continuing employment of a Participant by the Company or any Subsidiary, (ii) a termination which is followed immediately by such Participant becoming a Consultant, (iii) a termination where the former employee continues as a Non-Employee Director, and (iv) at the discretion of the Administrator, a termination which results in a temporary severance of the employee-employer relationship.

(d)    The Administrator, in its discretion, shall determine the effect of all matters and questions relating to Termination of Service, including, without limitation, the question of whether a Termination of Service resulted from a discharge for cause. and all questions of whether particular leaves of absence constitute Termination of Service; provided, however, that, with respect to Incentive Stock Options, unless the Administrator otherwise provides in the terms of the Award Agreement or otherwise, a leave of absence, change in status from an employee to an independent contractor or Non-Employee Director or other change in the employee-employer relationship shall constitute a Termination of Service if, and to the extent that such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. For purposes of the Plan, a Participant’s employee-employer relationship or consultancy relations shall be deemed to be terminated in the event that the Subsidiary employing or contracting with such Participant ceases to remain a Subsidiary following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off).

2.52    “Valuation Date” shall mean the immediately preceding December 31 or a date after such December 31 as the Administrator shall declare to be a Valuation Date in order to update the Share Value to reflect events subsequent to such December 31 that may materially affect the Share Value.

2.53    “Voting Stock” shall mean, with respect to the Company, each class of securities the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of the Company, even though the right so to vote has been suspended by the happening of such a contingency.

ARTICLE 3. SHARES SUBJECT TO THE PLAN

3.1    Number of Shares.

(a)    Subject to Section 12.2 and Sections 3.1(b) and (c), the aggregate number of Fungible Units which may be subject to Awards granted under the Plan following the Effective Date shall equal 22,375,000 (the “Fungible Unit Limit”). For purposes of Awards granted hereunder after the Effective Date, (x) non-Full Value Awards shall count against the Fungible Unit Limit as one Fungible Units for every one (1) share of Common Stock subject to such non-Full Value Award, and (y) Full Value Awards shall count against the Fungible Unit Limit as two Fungible Units for every one (1) share of Common Stock subject to such Full Value Award, meaning that a maximum of 11,187,500 shares of Common Stock may be issued pursuant to Awards under the Plan following the Effective Date if all such Awards granted under the Plan are granted as Full Value Awards and a maximum of 22,375,000 shares of Common Stock may be issued pursuant to Awards under the Plan following the Effective Date if all such Awards granted under the Plan are granted as non-Full Value Awards (the number of shares of Common Stock that may be issued pursuant to Awards under the Plan at any given time based on the Fungible Unit weighting mechanisms described in Sections 3.1(a)(i)-(ii) below for different Award types, the “Share Limit”). The maximum aggregate number of shares of Common Stock that may be issued under the Plan following the Effective Date pursuant to the exercise of Incentive Stock Options shall not exceed 22,375,000 shares (or such lesser number as may be available under the Share Limit).

(b)    To the extent that an Award terminates, expires, is settled in cash or lapses for any reason without the delivery of shares to the Participant, then any shares of Common Stock subject to such Award shall again be available for the grant of an Award pursuant to the Plan and shall be added back to the Fungible Unit Limit in the same manner as such Award was (or would have been if granted after the Effective Date) debited from the Fungible Unit Limit upon grant (and, correspondingly, to the Share Limit). Any shares of Common Stock tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any Award shall count against the shares available for grants of Awards pursuant to the Plan, and these shares may not be reissued under the Plan. Any shares of Common Stock repurchased by the Company at the same price paid by the Participant so that such shares are returned to the Company will again be available for Awards. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the shares available for issuance under the Plan. Notwithstanding the provisions of this Section 3.1(b), no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

(c)    Substitute Awards shall not reduce the shares of Common Stock authorized for grant under the Plan, except as may be required by reason of Section 422 of the Code. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by its stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the shares of Common Stock authorized for grant under the Plan; provided, that Awards using such available shares of Common Stock shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company or its Subsidiaries immediately prior to such acquisition or combination.

3.2    Stock Distributed. Any Common Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Stock or treasury Common Stock.

3.3    Limitation on Number of Shares Subject to Awards. Notwithstanding any provision in the Plan to the contrary, and subject to Section 12.2:

(a)    the maximum aggregate number of shares of Common Stock with respect to one or more Awards that may be granted to any one Employee during any calendar year shall be 1,000,000;

(b)    the maximum aggregate amount of cash that may be paid in cash to any one Employee under the terms of the Plan during any calendar year with respect to one or more Awards payable in cash shall be $5,000,000; and

(c)    the maximum value of Awards (as determined by the Administrator) that may be granted to any Non-Employee Director during any one calendar year shall not exceed $750,000 (based on the sum of (i) the amount of any cash based Award and (ii) the grant date fair value determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto for any share based Awards).

ARTICLE 4. GRANTING OF AWARDS

4.1    Participation. The Administrator may, from time to time, select from among all Eligible Individuals those to whom an Award shall be granted and shall determine the nature and amount of each Award, consistent with the requirements of the Plan. Although Awards may not be granted each year to Eligible Individuals, once an Eligible Individual has been granted an Award they will be considered a Participant and a participant in this Plan until all Awards held by such Eligible Individual are exercised, paid out, or otherwise terminated. Except as provided in Section 4.6 regarding the grant of Awards pursuant to the Non-Employee Director Compensation Program, no Eligible Individual shall have any right to be granted an Award pursuant to the Plan.

4.2    Award Agreement. Each Award shall be evidenced by an Award Agreement. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

4.3    Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including, without limitation, any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

4.4    At-Will Employment. Nothing in the Plan or in any Award Agreement hereunder shall confer upon any Participant any right to continue in the employ of, or as a Director or Consultant for, the Company or any Subsidiary, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which rights are hereby expressly reserved, to discharge any Participant at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Participant and the Company or any Subsidiary.

4.5    Foreign Participants. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have Employees, Non-Employee Directors or Consultants, or in order to comply with the requirements of any foreign stock exchange, the Administrator, in its discretion, shall have the power and authority to: (a) determine which Subsidiaries shall be covered by the Plan; (b) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to Eligible Individuals outside the United States to comply with applicable foreign laws or listing requirements of any such foreign stock exchange; (d) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to the Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3.1 (including the Fungible Unit Limit) or the Award Limit; and (e) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any such foreign stock exchange. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Code, the Exchange Act, the Securities Act or any other securities law or governing statute or any other applicable law.

4.6    Non-Employee Director Awards. The Committee, in its sole discretion, may provide that Awards granted to Non-Employee Directors shall be granted pursuant to a written nondiscretionary formula established by the Committee (the “Non-Employee Director Compensation Program”), subject to the limitations of the Plan. The Non-Employee Director Compensation Program shall set forth the type of Award(s) to be granted to Non-Employee Directors, the number of shares of Common Stock to be subject to Non-Employee Director Awards, the conditions on which such Awards shall be granted, become exercisable and/or payable and expire, and such other terms and conditions as the Committee shall determine in its sole discretion. The Non-Employee Director Compensation Program may be modified by the Committee from time to time in its sole discretion.

ARTICLE 5. GRANTING OF OPTIONS

5.1    Granting of Options to Eligible Individuals. The Administrator is authorized to grant Options to Eligible Individuals from time to time, in its discretion, on such terms and conditions as it may determine consistent with the Plan.

5.2    Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted to any person who is not an Employee. No person who qualifies as a Greater Than 10% Stockholder may be granted an Incentive Stock Option unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code. Any Incentive Stock Option granted under the Plan may be modified by the Administrator, with the consent of the Participant, to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code. To the extent that the aggregate fair market value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Participant during any calendar year under the Plan, and all other plans of the Company and any Subsidiary or parent corporation thereof (as defined in Section 424(e) of the Code), exceeds $100,000, the Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options and other “incentive stock options” into account in the order in which they were granted and the fair market value of the Common Stock shall be determined as of the time the respective Options were granted.

5.3    Option Exercise Price. Subject to Section 10.6, the exercise price per share of Common Stock subject to each Option shall be set by the Administrator, but shall not be less than 100% of the Share Value on the date the Option is granted (or, as to Incentive Stock Options, on the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code). In addition, in the case of Incentive Stock Options granted to a Greater Than 10% Stockholder, such price shall not be less than 110% of the Share Value on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).

5.4    Option Term. The term of each Option shall be set by the Administrator in its discretion; provided, however, that the term shall not be more than ten (10) years from the date the Option is granted, or five (5) years from the date an Incentive Stock Option is granted to a Greater Than 10% Stockholder. The Administrator shall determine the time period, including, without limitation, the time period following a Termination of Service, during which the Participant has the right to exercise the vested Options, which time period may not extend beyond the term of the Option term. Except as limited by requirements of Section 409A of the Code or Section 422 of the Code and regulations and rulings thereunder, the Administrator may extend the term of any outstanding Option, and may extend the time period during which vested Options may be exercised, in connection with any Termination of Service of the Participant, and may amend any other term or condition of such Option relating to such a Termination of Service.

5.5    Option Vesting.

(a)    The period during which the right to exercise, in whole or in part, an Option vests in the Participant shall be set by the Administrator and the Administrator may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. Such vesting may be based on service with the Company or any Subsidiary, or any other criteria selected by the Administrator. At any time after grant of an Option, the Administrator may, in its discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option vests.

(b)    No portion of an Option which is unexercisable at Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the Award Agreement or by action of the Administrator following the grant of the Option.

5.6    Substitute Awards. Notwithstanding the foregoing provisions of this Article 5 to the contrary, in the case of an Option that is a Substitute Award, the price per share of the shares subject to such Option may be less than the Share Value per share on the date of grant, provided, that the excess of: (a) the aggregate Share Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate exercise price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Administrator) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate exercise price of such shares.

5.7    Substitution of Stock Appreciation Rights. The Administrator may provide in the Award Agreement evidencing the grant of an Option that the Administrator, in its discretion, shall have the right to substitute a Stock Appreciation Right for such Option at any time prior to or upon exercise of such Option; provided, that such Stock Appreciation Right shall be exercisable with respect to the same number of shares of Common Stock for which such substituted Option would have been exercisable.

ARTICLE 6. EXERCISE OF OPTIONS

6.1    Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

6.2    Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, or such other person or entity or in such manner as designated by the Administrator, or his, her or its office, as applicable:

(a)    A written notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Participant or other person then entitled to exercise the Option or such portion of the Option;

(b)    Such representations and documents as the Administrator, in its discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal, state or foreign securities laws or regulations. The Administrator may, in its discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

(c)    In the event that the Option shall be exercised pursuant to Section 10.3 by any person or persons other than the Participant, appropriate proof of the right of such person or persons to exercise the Option; and

(d)    Full payment of the exercise price and applicable withholding taxes to the Company for the shares with respect to which the Option, or portion thereof, is exercised, in a manner permitted by Sections 10.1 and 10.2.

6.3    Notification Regarding Disposition. The Participant shall give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option which occurs within (a) two years from the date of granting (including, without limitation, the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Participant, or (b) one year after the transfer of such shares to such Participant.

ARTICLE 7. AWARD OF RESTRICTED STOCK

7.1    Award of Restricted Stock.

(a)    The Administrator is authorized to grant Restricted Stock to Eligible Individuals. The Administrator shall determine the terms and conditions, including, without limitation, the restrictions applicable to each award of Restricted Stock, consistent with the Plan, and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

(b)    The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

7.2    Rights as Stockholders. Subject to Section 7.4, and further subject to the restrictions in the relevant Award Agreement, upon issuance of Restricted Stock, the Participant shall have, unless otherwise provided by and in the discretion of the Administrator, all the rights of a stockholder with respect to said shares, including the right to receive dividends and other distributions paid or made with respect to the shares of Common Stock subject to the Award; provided, however, that, (i) dividends and other distributions that occur while a share of Restricted Stock remains outstanding and unvested (if any) shall only be paid to the Participant in respect of such Restricted Stock if the underlying share of Restricted Stock vests, and shall be paid promptly upon such vesting (and in any event within sixty (60) days thereafter), and (ii) in the discretion of the Administrator, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 7.3.

7.3    Restrictions. All shares of Restricted Stock (including, without limitation, any shares received by Participants with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions and vesting requirements as the Administrator shall provide. Such restrictions may include, without limitation, restrictions concerning voting rights and transferability and such restrictions may lapse separately or in combination at such times and pursuant to such circumstances or based on such criteria as selected by the Administrator, including, without limitation, criteria based on the Participant’s duration of employment, directorship or consultancy with the Company, Company performance, individual performance or other criteria selected by the Administrator. By action taken after the Restricted Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, accelerate the vesting of such Restricted Stock by removing any or all of the restrictions imposed by the terms of the Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire.

7.4    Repurchase or Forfeiture of Restricted Stock. If no price was paid by the Participant for the Restricted Stock, upon a Termination of Service the Participant’s rights in unvested Restricted Stock then subject to restrictions shall lapse, and such Restricted Stock shall be surrendered to the Company without consideration. If a price was paid by the Participant for the Restricted Stock, upon a Termination of Service, the Company shall have the right to repurchase from the Participant the unvested Restricted Stock then subject to restrictions at a cash price per share equal to the price paid by the Participant for such Restricted Stock or such other amount as may be specified in the Award Agreement. The Administrator in its discretion may provide that in the event of certain events, including, without limitation, a Change in Control, the Participant’s death, retirement or disability or any other specified Termination of Service or any other event, the Participant’s rights in unvested Restricted Stock shall not lapse, such Restricted Stock shall vest and, if applicable, the Company shall not have a right of repurchase.

7.5    Evidence of Issuance of Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Administrator shall determine, including electronically. Any certificates issued, or book entries evidencing shares of Restricted Stock must include an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, in its discretion, retain physical possession of any stock certificate until such time as all applicable restrictions lapse.

7.6    Section 83(b) Election. If a Participant makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Participant would otherwise be taxable under Section 83(a) of the Code, the Participant shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service.

ARTICLE 8. AWARD OF PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS, DEFERRED STOCK, STOCK PAYMENTS, RESTRICTED STOCK UNITS

8.1    Performance Awards.

(a)    The Administrator is authorized to grant Performance Awards to any Eligible Individual. The value of Performance Awards may be linked to any one or more of the Performance Criteria or other specific criteria determined by the Administrator, in each case on a specified date or dates or over any period or periods and in such amounts as may be determined by the Administrator. Performance Awards may be paid in cash, shares of Common Stock, or both, as determined by the Administrator.

(b)    Without limiting Section 8.1(a), the Administrator may grant Performance Awards to any Eligible Individual in the form of a cash bonus payable upon the attainment of objective Performance Goals, or such other criteria, whether or not objective, which are established by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. Any such bonuses paid to a Participant shall be based upon objectively determinable bonus formulas established in accordance with the provisions of Article 13.

8.2    Dividend Equivalents. Dividend Equivalents may be granted by the Administrator based on dividends declared on the Common Stock, to be credited as of dividend payment dates during the period between the date an Award is granted to a Participant and the date such Award vests, is exercised, is distributed or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Administrator; provided, however, that payments in respect of Dividend Equivalents issued with respect to another Award that remains outstanding and unvested (if any) shall only be paid to the Participant if and to the extent that the underlying Award vests, and shall be paid promptly upon such vesting (and in any event within sixty (60) days thereafter).

8.3    Stock Payments. Stock Payments may be granted by the Administrator to Eligible Individuals. The number or value of shares of any Stock Payment shall be determined by the Administrator and may be based upon any criteria selected by the Administrator, including, without limitation, service to the Company or any Subsidiary. Stock Payments may, but are not required to be made in lieu of base salary, bonus, fees or other cash compensation otherwise payable to such Eligible Individual.

8.4    Deferred Stock. Deferred Stock awards may be granted by the Administrator to Eligible Individuals. The number of shares of Deferred Stock shall be determined by the Administrator and may be based on such criteria, including, without limitation, service to the Company or any Subsidiary, as the Administrator selects, in each case on a specified date or dates or over any period or periods determined by the Administrator. Common Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or other conditions or criteria set by the Administrator. Unless otherwise provided by the Administrator, a Participant holding Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Award has vested and the Common Stock underlying the Award has been issued to the Participant.

8.5    Restricted Stock Units. The Administrator is authorized to make grants of Restricted Stock Units to Eligible Individuals, on such terms and conditions as determined by the Administrator. The Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, including, without limitation, service to the Company or any Subsidiary, in each case on a specified date or dates or over any period or periods, as the Administrator determines. The Administrator shall specify, or permit the Participant to elect, the conditions and dates upon which the shares of Common Stock underlying the Restricted Stock Units which shall be issued, which dates shall not be earlier than the date as of which the Restricted Stock Units vest and become nonforfeitable and which conditions and dates shall be subject to compliance with Section 409A of the Code. On the distribution dates, the Company shall issue to the Participant one unrestricted, fully transferable share of Common Stock for each vested and nonforfeitable Restricted Stock Unit.

8.6    Term. The term of a Performance Award, Dividend Equivalent award, Deferred Stock award, Stock Payment award and/or Restricted Stock Unit award shall be set by the Administrator in its discretion.

8.7    Exercise or Purchase Price. The Administrator may establish the exercise or purchase price of a Performance Award, shares of Deferred Stock, shares distributed as a Stock Payment award or shares distributed pursuant to a Restricted Stock Unit award; provided, however, that value of the consideration shall not be less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law.

8.8    Exercise upon Termination of Service. A Performance Award, Dividend Equivalent award, Deferred Stock award, Stock Payment award and/or Restricted Stock Unit award is exercisable or distributable only while the Participant is an Employee, Director or Consultant, as applicable. The Administrator, however, in its discretion may provide that the Performance Award, Dividend Equivalent award, Deferred Stock award, Stock Payment award and/or Restricted Stock Unit award may be exercised or distributed subsequent to a Termination of Service in certain events, including, without limitation, a Change in Control, the Participant’s death, retirement or disability or any other specified Termination of Service.

ARTICLE 9. AWARD OF STOCK APPRECIATION RIGHTS

9.1    Granting of Stock Appreciation Rights to Eligible Individuals.

(a)    The Administrator is authorized to grant Stock Appreciation Rights to Eligible Individuals from time to time, in its discretion, on such terms and conditions as it may determine consistent with the Plan.

(b)    A Stock Appreciation Right shall entitle the Participant (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by subtracting the exercise price per share of the Stock Appreciation Right from the Exercise Date Value on the date of exercise of the Stock Appreciation Right and then multiplying the difference by the number of shares of Common Stock with respect to which the Stock Appreciation Right shall have been exercised, subject to any limitations the Administrator may impose.

9.2    Exercise Price. Subject to Section 10.6, the exercise price per share of Common Stock subject to each Stock Appreciation Right shall be set by the Administrator, but shall not be less than 100% of the Share Value on the date the Stock Appreciation Right is granted.

9.3    Stock Appreciation Right Vesting.

(a)    The period during which the right to exercise, in whole or in part, a Stock Appreciation Right vests in the Participant shall be set by the Administrator and the Administrator may determine that a Stock Appreciation Right may not be exercised in whole or in part for a specified period after it is granted. Such vesting may be based on service with the Company or any Subsidiary, or any other criteria selected by the Administrator. At any time after grant of a Stock Appreciation Right, the Administrator may, in its discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Stock Appreciation Right vests.

(b)    No portion of a Stock Appreciation Right which is unexercisable at Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the Award Agreement or by action of the Administrator following the grant of the Stock Appreciation Right.

9.4    Manner of Exercise. All or a portion of an exercisable Stock Appreciation Right shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, or such other person or entity or in such manner as designated by the Administrator, or his, her or its office, as applicable:

(a)    A written or electronic notice complying with the applicable rules established by the Administrator stating that the Stock Appreciation Right, or a portion thereof, is exercised. The notice shall be signed or otherwise acknowledged electronically by the Participant or other person then entitled to exercise the Stock Appreciation Right or such portion of the Stock Appreciation Right;

(b)    Such representations and documents as the Administrator, in its discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal, state or foreign securities laws or regulations. The Administrator may, in its discretion, also take whatever additional actions it deems appropriate to effect such compliance; and

(c)    In the event that the Stock Appreciation Right shall be exercised pursuant to Section 10.3 by any person or persons other than the Participant, appropriate proof of the right of such person or persons to exercise the Stock Appreciation Right.

9.5    Payment. Payment of the amounts determined under Section 9.1(b) above shall be made in Common Stock (based on its Exercise Date Value as of the date the Stock Appreciation Right is exercised) unless due to the occurrence of unusual events, the Administrator shall determine that such payment shall be made in cash. If shares of Common Stock are deliverable upon exercise of the Stock Appreciation Right, then any fractional shares shall be paid in cash.

ARTICLE 10. ADDITIONAL TERMS OF AWARDS

10.1    Payment. The Administrator shall determine the methods by which payments by any Participant with respect to any Awards granted under the Plan shall be made, including, without limitation: (a) cash or check, (b) shares of Common Stock (including, without limitation, in the case of payment of the exercise price of an Award, shares of Common Stock issuable pursuant to the exercise of the Award) or shares of Common Stock held for such period of time as may be required by the Administrator in order to avoid adverse accounting consequences, in each case, having a Share Value (or Exercise Date Value in the case of Stock Appreciation Rights) on the date of delivery equal to the aggregate payments required, (c) delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise or vesting of an Award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required, provided, that payment of such proceeds is then made to the Company upon settlement of such sale, or (d) other property acceptable to the Administrator. The Administrator shall also determine the methods by which shares of Common Stock shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

10.2    Tax Withholding. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including, without limitation, the Participant’s employment, social welfare or other tax obligations) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of the Plan. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company withhold or sell shares of Common Stock otherwise issuable under an Award (or allow the surrender of shares of Common Stock). The number of shares of Common Stock which may be so withheld or surrendered shall be limited to the number of shares which have a Share Value (or Exercise Date Value in the case of Stock Appreciation Rights) on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the maximum statutory withholding rates in the applicable jurisdictions for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income. The Administrator shall determine the fair market value of the Common Stock, consistent with applicable provisions of the Code, for tax withholding obligations due in connection with a broker-assisted cashless Option or Stock Appreciation Right exercise involving the sale of shares of Common Stock to pay the Option exercise price or any tax withholding obligation.

10.3    Transferability of Awards.

(a)    Except as otherwise provided in Section 10.3(b) or other agreements entered into between the Company and any Participant:

(i)    No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed;

(ii)    No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Participant or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including, without limitation, bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence; and

(iii)    During the lifetime of the Participant, only the Participant may exercise an Award (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a DRO; after the death of the Participant, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Participant’s will or under the then applicable laws of descent and distribution.

(b)    Notwithstanding Section 10.3(a), the Administrator, in its discretion, may determine to permit a Participant to transfer an Award other than an Incentive Stock Option to any one or more Permitted Transferees (as defined below), subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution; (ii) any Award which is transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Participant (other than the ability to further transfer the Award); and (iii) the Participant and the Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation, documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under applicable federal, state and foreign securities laws and (C) evidence the transfer. For purposes of this Section 10.3(b), “Permitted Transferee” shall mean, with respect to a Participant, any “family member” of the Participant, as defined under the instructions to use of the Form S-8 Registration Statement under the Securities Act, or any other transferee specifically approved by the Administrator after taking into account any state, federal, local or foreign tax and securities laws applicable to transferable Awards.

(c)    Notwithstanding Section 10.3(a), a Participant may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Administrator. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary with respect to more than 50% of the Participant’s interest in the Award shall not be effective without the prior written consent of the Participant’s spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Administrator.

10.4    Conditions to Issuance of Shares.

(a)    Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates or make any book entries evidencing shares of Common Stock pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel, that the issuance of such shares is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Common Stock are listed or traded, and the shares of Common Stock are covered by an effective registration statement or applicable exemption from registration. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements.

(b)    All Common Stock certificates delivered pursuant to the Plan and all shares issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state, or foreign securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Common Stock is listed, quoted, or traded. The Administrator may place legends on any Common Stock certificate or book entry to reference restrictions applicable to the Common Stock.

(c)    The Administrator shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Award, including, without limitation, a window-period limitation, as may be imposed in the discretion of the Administrator.

(d)    The Administrator may impose a holding period and transfer conditions and/or restrictions on any shares of Common Stock received under an Award pursuant to the Plan as it may deem advisable, including, without limitation, but not limited to requiring the Participant to enter into a stockholders or other agreement relating to such matters.

(e)    No fractional shares of Common Stock shall be issued and the Administrator shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding down.

(f)    Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by any applicable law, rule or regulation, the Company shall not deliver to any Participant certificates evidencing shares of Common Stock issued in connection with any Award and instead such shares of Common Stock shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

10.5    Forfeiture and Claw-back Provisions.

(a)    Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in the terms of Awards made under the Plan, or to require a Participant to agree by separate written instrument, that: (i)(A) any proceeds, gains or other economic benefit actually or constructively received by the Participant upon any receipt or exercise of the Award, or upon the receipt or resale of any Common Stock underlying the Award, must be paid to the Company, and (B) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (ii)(A) a Termination of Service occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, (B) the Participant at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator, or (C) the Participant incurs a Termination of Service for “cause” (as such term is defined in the discretion of the Administrator, or as set forth in a written agreement relating to such Award between the Company and the Participant).

(b)    All Awards (including any proceeds, gains or other economic benefit actually or constructively received by the Participant upon any receipt or exercise of any Award or upon the receipt or resale of any Common Stock underlying the Award) shall be subject to the provisions of any claw-back policy implemented by the Company, including, without limitation, the Company’s Compensation Recovery Policy and any claw-back policy adopted to comply with the requirements of applicable law, including without limitation the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, to the extent set forth in such claw-back policy and/or in the applicable Award Agreement.

10.6    Prohibition on Repricing. Subject to Section 12.2, the Administrator shall not, without the approval of the stockholders of the Company, (i) authorize the amendment of any outstanding Option or Stock Appreciation Right to reduce its price per share, or (ii) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per share exceeds the Share Value of the underlying shares of Common Stock. Subject to Section 12.2, the Administrator shall have the authority, without the approval of the stockholders of the Company, to amend any outstanding Award to increase the price per share or to cancel and replace an Award with the grant of an Award having a price per share that is greater than or equal to the price per share of the original Award.

10.7    Applicable Policies. Without limiting the applicability of any other policy, Awards under the Plan are expressly subject to each the Company’s Insider Trading Policy and the Company’s Share Ownership Guidelines.

ARTICLE 11. ADMINISTRATION

11.1    Administrator. The Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall administer the Plan (except as otherwise permitted herein) and shall consist solely of two or more Non-Employee Directors appointed by and holding office at the pleasure of the Board, each to qualify as a “non-employee director” as defined by Rule 16b-3 of the Exchange Act or any successor rule, and as an “independent director” under the rules of the New York Stock Exchange (or other principal securities market on which shares of Common Stock are traded; provided, that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 11.1 or otherwise provided in any charter of the Committee. Except as may otherwise be provided in any charter of the Committee, appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may only be filled by the Board. Notwithstanding the foregoing, (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Non-Employee Directors and (b) the Board or Committee may delegate its authority hereunder to the extent permitted by Section 11.6.

11.2    Duties and Powers of the Administrator. It shall be the duty of the Administrator to conduct the general administration of the Plan in accordance with its provisions. The Administrator shall have the power to interpret the Plan and the Award Agreement, and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith, to interpret, amend or revoke any such rules and to amend any Award Agreement provided that the rights or obligations of the holder of the Award that is the subject of any such Award Agreement are not affected adversely. Any such grant or award under the Plan need not be the same with respect to each Participant. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or any successor rule are required to be determined in the discretion of the Committee.

11.3    Action by the Committee. Unless otherwise established by the Board or in any charter of the Committee, as long as the Committee is the Administrator, a majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

11.4    Authority of Administrator. Subject to any specific designation in the Plan, the Administrator has the exclusive power, authority and discretion to:

(a)    Select and designate Eligible Individuals to receive Awards;

(b)    Determine the type or types of Awards to be granted to each Participant;

(c)    Determine the number of Awards to be granted and the number of shares of Common Stock to which an Award will relate;

(d)    Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any Performance Criteria, any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition, non-solicitation, confidentiality, and recapture of gain on an Award, based in each case on such considerations as the Administrator in its discretion determines;

(e)    Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Common Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f)     Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(g)    Decide all other matters that must be determined in connection with an Award;

(h)    Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(i)     Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and

(j)     Make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan.

11.5    Decisions Binding. The Administrator’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding, and conclusive on all parties.

11.6    Delegation of Authority. To the extent permitted by applicable law, the Board or Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to this Article 11; provided, however, that in no event shall an officer of the Company be delegated the authority to grant awards to, or amend awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act, or (b) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation, and the Board may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 11.6 shall serve in such capacity at the pleasure of the Board and the Committee.

ARTICLE 12. MISCELLANEOUS PROVISIONS

12.1    Amendment, Suspension or Termination of the Plan. Except as otherwise provided in this Section 12.1, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator. However, without prior approval of the Company’s stockholders no amendment may, except as provided in Section 12.2, (i) increase the limits imposed in Section 3.1 on the maximum number of shares which may be issued under the Plan (including the Fungible Unit Limit), (ii) increase the Award Limit, or (iii) decrease the exercise price of any outstanding Option or any Stock Appreciation Right granted under the Plan. Stockholder approval shall be by a vote of a majority of the votes cast at a meeting or a majority of the Company’s stockholders if action is taken by written consent. Except as provided in Section 12.10, no amendment, suspension or termination of the Plan shall, without the consent of the Participant, impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Incentive Stock Options be granted under the Plan after the tenth (10th) anniversary of the Effective Date.

12.2    Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

(a)    In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of the Company’s stock or the share price of the Company’s stock other than an Equity Restructuring, the Administrator shall make equitable adjustments, if any, to reflect such change with respect to (i) the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 on the maximum number and kind of shares which may be issued under the Plan (including the Fungible Unit Limit), and adjustments of the Award Limit); (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards; (iii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (iv) the grant or exercise price per share for any outstanding Awards under the Plan.

(b)    In the event of any transaction or event described in Section 12.2(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations or accounting principles, the Administrator, in its discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i)    To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 12.2 the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Administrator in its discretion having an aggregate value not exceeding the amount that could have been attained upon the exercise of such Award or realization of the Participant’s rights had such Award been currently exercisable or payable or fully vested;

(ii)    To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii)    To make adjustments in the number and type of shares of the Company’s stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including, without limitation, the grant or exercise price), and the criteria included in, outstanding Awards which may be granted in the future;

(iv)    To provide that such Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and

(v)    To provide that the Award cannot vest, be exercised or become payable after such event.

(c)    In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 12.2(a) and 12.2(b):

(i)    The number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, shall be equitably adjusted. The adjustments provided under this Section 12.2(c) shall be nondiscretionary and shall be final and binding on the affected Participant and the Company.

(ii)    The Administrator shall make such equitable adjustments, if any, as the Administrator in its discretion may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 on the maximum number and kind of shares which may be issued under the Plan (including the Fungible Unit Limit) and adjustment of the Award Limit).

(d)    Notwithstanding any other provision of the Plan, except as may otherwise be provided in an applicable Award Agreement, in the event of a Change in Control, each outstanding Award shall be assumed or an equivalent Award substituted by the successor corporation or a parent or subsidiary of the successor corporation. Except as may otherwise be provided in an applicable Award Agreement, in the event an Award is assumed or an equivalent Award substituted, and a Participant has an Effective Termination of Service upon or within twelve (12) months following the Change in Control, then such Participant shall be fully vested in such assumed or substituted Award and such assumed or substituted Award shall be payable or exercisable as provided in the Award Agreement. For this purpose an “Effective Termination of Service” shall mean (i) for a Participant who is not a Non-Employee Director, an involuntary Termination of Service without “Cause” or by the Participant for “Good Reason,” as each term is defined in and determined pursuant to the terms of the Company’s Executive Officer Severance and Change in Control Plan, as in effect from time to time, whether or not such Participant is also a participant in that plan, and (ii) for Non-Employee Directors, means any Termination of Service.

(e)    In a Change in Control if the successor corporation refuses to assume or substitute for the Award, then the Administrator may cause any or all of such Awards to become fully exercisable immediately prior to the consummation of such transaction and all forfeiture restrictions on any or all of such Awards to lapse. If an Award is exercisable in lieu of assumption or substitution in the event of a Change in Control, the Administrator shall notify the Participant that the Award shall be fully exercisable for a period of fifteen (15) days from the date of such notice, contingent upon the occurrence of the Change in Control, and the Award shall terminate upon the expiration of such period.

(f)    For the purposes of this Section 12.2, an Award shall be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each share of Common Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the Change in Control was not solely common stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award, for each share of Common Stock subject to an Award, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

(g)    The Administrator may, in its discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company that are not inconsistent with the provisions of the Plan.

(h)    No adjustment or action described in this Section 12.2 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions.

(i)    The existence of the Plan, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(j)    No action shall be taken under this Section 12.2 which shall cause an Award to fail to comply with Section 409A of the Code or the Treasury Regulations thereunder, to the extent applicable to such Award.

(k)    In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock including, without limitation, any Equity Restructuring, for reasons of administrative convenience, the Company in its discretion may refuse to permit the exercise of any Award during a period of up to thirty (30) days prior to the consummation of any such transaction.

12.3    Approval of Plan by Stockholders. The Third Amended and Restated Plan was approved by the Company’s stockholders on December 10, 2015 and the First Amendment to the Third Amended and Restated Plan was approved by the Company’s stockholders on March 21, 2018. All Awards granted and outstanding under the terms of the Original Plan, Second Amended and Restated Plan, or Third Amended and Restated Plan, as of the Effective Date of this Plan shall remain outstanding and, if applicable, exercisable, in each case, pursuant to the terms of such individual grants and the terms of this Plan.

12.4    No Stockholders Rights. Except as otherwise provided herein, a Participant shall have none of the rights of a stockholder with respect to shares of Common Stock covered by any Award until the Participant becomes the record owner of such shares of Common Stock.

12.5    Paperless Administration. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.

12.6    Effect of Plan upon Other Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company or any Subsidiary: (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including, without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

12.7    Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal, state, local and foreign laws, rules and regulations (including, but not limited to state, federal and foreign securities law and margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

12.8    Discretion. Whenever the Administrator, Company, Committee or Board exercises its discretion under the Plan, such discretion shall be in its sole and absolute discretion.

12.9    Titles and Headings, References to Sections of the Code or Exchange Act. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.

12.10    Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

12.11    Section 409A. To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including, without limitation, any such regulations or other guidance that may be issued after the Effective Date. In that regard, to the extent any Award under the Plan or any other compensatory plan or arrangement of the Company or any of its Subsidiaries is subject to Section 409A of the Code, and such Award or other amount is payable upon Termination of Service (or any similarly defined term), then, (i) such Award or amount shall only be paid to the extent such Termination of Service qualifies as a “separation from service” as defined in Section 409A of the Code, and (ii) if such Award or amount is payable to a “specified employee” as defined in Section 409A of the Code then to the extent required in order to avoid a prohibited distribution under Section 409A of the Code, such Award or other compensatory payment shall not be payable prior to the earlier of (i) the expiration of the six-month period measured from the date of the Participant’s Termination of Service, or (ii) the date of the Participant’s death. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Administrator determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including, without limitation, such Department of Treasury guidance as may be issued after the Effective Date), the Administrator may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including, without limitation, amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section.

12.12    No Rights to Awards. No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Administrator is obligated to treat Eligible Individuals, Participants or any other persons uniformly.

12.13    Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

12.14    Indemnification. To the extent allowable pursuant to applicable law, the Administrator, each member of the Committee, each member of the Board, each member of any committee appointed by the Board and any officer of the Company or any of its Subsidiaries to whom authority was delegated under or in connection with this Plan, shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided, he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

12.15    Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

12.16    Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

12.17    Arbitration.

(a)    Except as otherwise specially provided in this Plan or an Award Agreement, any and all disputes, controversies or claims arising out of, relating to or in connection with this Plan, including, without limitation, any dispute regarding its arbitrability, validity or termination, or the performance or breach thereof, shall be exclusively and finally settled by arbitration administered by the American Arbitration Association (“AAA”). Either party may initiate arbitration by notice to the other party (a “Request for Arbitration”). The arbitration shall be conducted in accordance with the AAA rules governing commercial arbitration in effect at the time of the arbitration, except as they may be modified by the provisions of this Agreement. The place of the arbitration shall be Chicago, Illinois. The arbitration shall be conducted by a single arbitrator appointed by the Participant from a list of at least five (5) individuals who are independent and qualified to serve as an arbitrator submitted by the Company within fifteen (15) days after delivery of the Request for Arbitration. The Participant will make its appointment within ten (10) days after it receives the list of qualified individuals from the Company. In the event the Company fails to send a list of at least five (5) qualified individuals to serve as arbitrator to the Participant within such fifteen-day time period, then the Participant shall appoint such arbitrator within twenty-five (25) days from the Request for Arbitration. In the event the Participant fails to appoint a person to serve as arbitrator from the list of at least five (5) qualified individuals within ten (10) days after its receipt of such list from the Company, the Company shall appoint one of the individuals from such list to serve as arbitrator within five (5) days after the expiration of such ten (10) day period. Any individual will be qualified to serve as an arbitrator if he or she shall be an individual who has no material business relationship, directly or indirectly, with any of the parties to the action and who has at least ten (10) years of experience in the practice of law with experience in executive compensation matters. The arbitration shall commence within thirty (30) days after the appointment of the arbitrator; the arbitration shall be completed within sixty (60) days of commencement; and the arbitrator’s award shall be made within thirty (30) days following such completion. The parties may agree to extend the time limits specified in the foregoing sentence.

(b)    The arbitrator will apply the substantive law (and the law of remedies, if applicable) of the State of Delaware without giving effect to the principles of conflicts of law, and will be without power to apply any different substantive law. The arbitrator will render an award and a written opinion in support thereof. Such award shall include the costs related to the arbitration and reasonable attorneys’ fees and expenses to the prevailing party. The arbitrator also has the authority to grant provisional remedies, including, without limitation, injunctive relief, and to award specific performance. The arbitrator may entertain a motion to dismiss and/or a motion for summary judgment by any party, applying the standards governing such motions under the Federal Rules of Civil

Procedure, and may rule upon any claim or counterclaim, or any portion thereof (a “Claim”), without holding an evidentiary hearing, if, after affording the parties an opportunity to present written submission and documentary evidence, the arbitrator concludes that there is no material issue of fact and that the Claim may be determined as a matter of law. The parties waive, to the fullest extent permitted by law, any rights to appeal, or to review of, any arbitrator’s award by any court. The arbitrator’s award shall be final and binding, and judgment on the award may be entered in any court of competent jurisdiction, including, without limitation, the courts of Cook County, Illinois. The Company and each Participant under this Plan irrevocably submits to the non-exclusive jurisdiction and venue in the courts of the State of Illinois and the United States sitting in Chicago, Illinois in connection with any such proceeding, and waives any objection based on forum non conveniens. THE COMPANY AND EACH PARTICIPANT IRREVOCABLY WAIVES SUCH PARTY’S RIGHT TO A TRIAL BY JURY IN CONNECTION WITH ANY ACTION TO ENFORCE AN ARBITRATOR’S DECISION OR AWARD PURSUANT TO SECTION 12.17(a) OF THIS PLAN.

(c)    The parties agree to maintain confidentiality as to all aspects of the arbitration, except as may be required by applicable law, regulations or court order, or to maintain or satisfy any suitability requirements for any license by any state, federal or other regulatory authority or body, including, without limitation, professional societies and organizations; provided, that nothing herein shall prevent a party from disclosing information regarding the arbitration for purposes of enforcing the award. The parties further agree to obtain the arbitrator’s agreement to preserve the confidentiality of the arbitration.

ARTICLE 13. PERFORMANCE-BASED AWARDS

13.1    Purpose. The Administrator, in its sole discretion, may grant performance-based Awards to Eligible Individuals that are based on Performance Criteria or Performance Goals.

13.2    Applicability. The grant of an Award to an Eligible Individual for a particular Performance Period shall not require the grant of an Award to such Eligible Individual in any subsequent Performance Period and the grant of an Award to any one Eligible Individual shall not require the grant of an Award to any other Eligible Individual in such period or in any other period.

13.3    Types of Awards. Notwithstanding anything in the Plan to the contrary, the Administrator may grant any Award to an Eligible Individual as a performance-based Award, including, without limitation, Restricted Stock the restrictions with respect to which lapse upon the attainment of specified Performance Goals, Restricted Stock Units that vest and become payable upon the attainment of specified Performance Goals and any Performance Awards described in Article 8 that vest or become exercisable or payable upon the attainment of one or more specified Performance Goals.

13.4    Payment of Performance-Based Awards. Unless otherwise provided in the applicable program or Award Agreement, as to a performance-based Award, the Participant must be employed by the Company or an Affiliate throughout the Performance Period. Unless otherwise provided in the applicable Performance Goals, program or Award Agreement, a Participant shall be eligible to receive payment pursuant to such Awards for a Performance Period only if and to the extent the Performance Goals for such period are achieved.

* * * * *

I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Hyatt Hotels Corporation on March 25, 2020 and by the stockholders of Hyatt Hotels Corporation on                     , 2020.

Executed on this          day of                     , 2020.

Corporate Secretary

Appendix B

HYATT HOTELS CORPORATION

SECOND AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN

ARTICLE I. PURPOSE, SCOPE AND ADMINISTRATION OF THE PLAN

1.1    Purpose and Scope. The purpose of the Hyatt Hotels Corporation Second Amended and Restated Employee Stock Purchase Plan (the “Plan”) is to assist employees of Hyatt Hotels Corporation and its Designated Subsidiaries in acquiring a stock ownership interest in the Company pursuant to a plan which is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended.

1.2    Administration of Plan. The Plan shall be administered by the Committee. The Committee shall have the power to make, amend and repeal rules and regulations for the interpretation and administration of the Plan consistent with the qualification of the Plan under Section 423 of the Code, and the Committee also is authorized to change the Offering Periods and Exercise Dates under the Plan by providing notice to all Eligible Employees as soon as practicable prior to the date on which such changes will take effect. The Committee may delegate administrative tasks under the Plan to one or more Employees of the Company. The Committee’s interpretation and decisions with respect to the Plan shall be final and conclusive.

ARTICLE II. DEFINITIONS

Whenever the following terms are used in the Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The singular pronoun shall include the plural where the context so indicates.

2.1    “Administrator” shall mean the Committee, or such individuals to which authority to administer the Plan has been delegated under Section 1.2.

2.2    “Board” shall mean the Board of Directors of the Company.

2.3    “Code” shall mean the Internal Revenue Code of 1986, as amended.

2.4    “Committee” shall mean the Compensation Committee of the Board.

2.5    “Common Stock” shall mean the Class A common stock of the Company, par value $0.01 per share.

2.6    “Company” shall mean Hyatt Hotels Corporation, a Delaware corporation.

2.7    “Compensation” shall mean the base wages, overtime, incentive compensation, commissions, service charges, shift differentials, vacation pay, salaried production schedule premiums, holiday pay, jury duty pay, bereavement leave pay, military pay, prior week adjustments and weekly bonus paid to an Employee by the Company or a Designated Subsidiary in accordance with established payroll procedures.

2.8    “Designated Subsidiary” shall mean the Subsidiaries that have been designated by the Committee from time to time in its sole discretion as eligible to participate in one or more Offering Periods under the Plan, including any Subsidiary in existence on the Effective Date and any Subsidiary formed or acquired following the Effective Date. As of the Effective Date, Exhibit A of the Plan, attached hereto, provides a non-exclusive list of Subsidiaries considered to be Designated Subsidiaries that are eligible to participate in the Plan if, when and on such terms as may be determined by the Committee. The designation of a Subsidiary as a Designated Subsidiary shall not entitle any Eligible Employee of any such Subsidiary to participate in the Plan with respect to any Offering Period unless the Committee selects such Subsidiary as an Eligible Designated Subsidiary with respect to the applicable Offering Period in accordance with Section 3.1(a).

2.9    “Effective Date” shall mean the date the Plan (i.e., the Second Amended and Restated Employee Stock Purchase Plan) is approved by stockholders of the Company in accordance with the Company’s bylaws, articles of incorporation and applicable state law within twelve (12) months of the date the Plan is adopted by the Board.

2.10     “Eligible Designated Subsidiary” means, with respect to any Offering Period, a Designated Subsidiary that has been selected by the Committee to participate in such Offering Period.

2.11    “Eligible Employee” shall mean an Employee who (a) has been employed at least one year and (b) after the granting of the Option would not be deemed for purposes of Section 423(b)(3) of the Code to possess 5% or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary. For purposes of clause (b), the rules of Section 424(d) of the Code with regard to the attribution of stock ownership shall apply in determining the stock ownership of an individual, and stock which an Employee may purchase under outstanding options shall be treated as stock owned by the Employee. Notwithstanding the foregoing the Administrator may exclude from participation in the Plan as an Eligible Employee any Employee who is a citizen or resident of a foreign jurisdiction (without regard to whether they are also a citizen of the United States or a resident alien (within the meaning of Section 7701(b)(1)(A) of the Code) if either (i) the grant of the Option is prohibited under the laws of the jurisdiction governing such Employee, or (ii) compliance with the laws of the foreign jurisdiction would cause the Plan or the Option to violate the requirements of Section 423 of the Code.

2.12    “Employee” shall mean any person who renders services to the Company or a Designated Subsidiary in the status of an employee within the meaning of Section 3401(c) of the Code. “Employee” shall not include any director of the Company or a Designated Subsidiary who does not render services to the Company or a Designated Subsidiary in the status of an employee within the meaning of Section 3401(c) of the Code. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company or Designated Subsidiary and meeting the requirements of Treasury Regulation Section 1.421-1(h)(2). Where the period of leave exceeds three (3) months and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the first day immediately following such three (3)-month period.

2.13    “Enrollment Date” shall mean the first Trading Day of each Offering Period.

2.14    “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

2.15    “Exercise Date” except as provided in Section 5.2, shall mean the last Trading Day of each calendar quarter.

2.16    “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(a)    If the Common Stock is listed on any established stock exchange or a national market system, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the Exercise Date, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(b)    If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the Exercise Date as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(c)    In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

2.17    “Offering Period” shall mean the period commencing on the first day of each calendar quarter and terminating on the last Trading Day of such calendar quarter.

2.18    “Option” shall mean the right to purchase shares of Common Stock pursuant to the Plan during each Offering Period.

2.19    “Option Price” shall mean the purchase price of a share of Common Stock hereunder as provided in Section 4.2 below.

2.20    “Parent” means any corporation, other than the Company, in an unbroken chain of corporations ending with the Company if, at the time of the determination, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.21    “Participant” shall mean any Eligible Employee who (i) is employed at the Company or who is employed at a Designated Subsidiary that is selected by the Committee as an Eligible Designated Subsidiary, eligible to participate in the Plan with respect to the applicable Offering Period and (ii) who elects to participate in the Plan.

2.22    “Plan” shall mean this Hyatt Hotels Corporation Employee Stock Purchase Plan, as it may be amended from time to time.

2.23    “Plan Account” shall mean a bookkeeping account established and maintained by the Company in the name of each Participant.

2.24    “Subsidiary” shall mean any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if, at the time of the determination, each of the corporations other than the last corporation in an unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain; provided, however, that a limited liability company or partnership may be treated as a Subsidiary to the extent either (i) such entity is treated as a disregarded entity under Treasury Regulation Section 301.7701-3(a) by reason of the Company or any other Subsidiary which is a corporation being the sole owner of such entity, or (ii) such entity elects to be classified as a corporation under Treasury Regulation Section 301.7701-3(a) and such entity would otherwise qualify as a Subsidiary.

2.25    “Trading Day” shall mean a day on which national stock exchanges are open for trading.

ARTICLE III. PARTICIPATION

3.1    Eligibility.

(a)    Any Eligible Employee who shall be employed by (i) the Company or, (ii) a Designated Subsidiary that is selected by the Committee in its sole discretion as an Eligible Designated Subsidiary with respect to the applicable Offering Period, in each case, on a given Enrollment Date for an Offering Period shall be eligible to participate in the Plan during such Offering Period, subject to the requirements of Articles IV and V, and the limitations imposed by Section 423(b) of the Code and the Treasury Regulations thereunder; provided, that the Committee may in its sole discretion change which Designated Subsidiaries (if any) are Eligible Designated Subsidiaries from Offering Period to Offering Period to the greatest extent permitted under Section 423(b) of the Code and the Treasury Regulations thereunder.

(b)    No Eligible Employee shall be granted an Option under the Plan which permits Employee’s rights to purchase stock under the Plan, and to purchase stock under all other employee stock purchase plans of the Company, any Parent or any Subsidiary subject to the Section 423, to accrue at a rate which exceeds $25,000 of Fair Market Value of such stock (determined at the time the option is granted) for each calendar year in which the Option is outstanding at any time. For purposes of the limitation imposed by this subsection, the right to purchase stock under an Option accrues when the Option (or any portion thereof) first becomes exercisable during the calendar year, the right to purchase stock under an Option accrues at the rate provided in the Option, but in no case may such rate exceed $25,000 of Fair Market Value of such stock (determined at the time such option is granted) for any one calendar year, and a right to purchase stock which has accrued under an Option may not be carried over to any other Option. This limitation shall be applied in accordance with Section 423(b)(8) of the Code and the Treasury Regulations thereunder.

3.2    Election to Participate; Payroll Deductions

(a)    Except as provided in Section 3.3, an Eligible Employee may participate in the Plan only by means of payroll deduction. An Eligible Employee may elect to participate in the Plan by delivering to the Company by such time designated by the Administrator preceding the Enrollment Date for such Offering Period a payroll deduction authorization in such manner as prescribed by the Administrator.

(b)    Each payroll deduction authorization shall designate a whole percentage of such Eligible Employee’s Compensation to be withheld by the Company or the Designated Subsidiary employing such Eligible Employee on each payday during the Offering Period as payroll deductions under the Plan. The designated percentage shall be equal to at least 1%, but not more than 15%, of the Participant’s Compensation, subject to the provisions of Section 3.1 hereof. Amounts deducted from a Participant’s Compensation pursuant to this Section 3.2 shall be credited to the Participant’s Plan Account.

(c)    A Participant’s election to participate in the Plan with respect to an Offering Period shall enroll such Participant in the Plan for each successive Offering Period at the same payroll deduction percentage as in effect at the termination of the prior Offering Period, unless such Participant delivers to the Company a different election with respect to the successive Offering Period by such time and in such manner as is designated by the Administrator for enrollment in the Plan for such successive Offering Period, or unless such Participant becomes ineligible for participation in the Plan (including by reason of the Designated Subsidiary that employs such Participant not being selected by the Committee as an Eligible Designated Subsidiary, eligible to participate in the applicable Offering Period in accordance with Section 3.1(a)).

3.3    Leave of Absence. During leaves of absence approved by the Company meeting the requirements of Treasury Regulation Section 1.421-1(h)(2) under the Code, a Participant may continue participation in the Plan by making cash payments to the Company on his or her normal payday equal to his or her authorized payroll deduction.

3.4    Foreign Employees. In order to facilitate participation in the Plan, the Administrator may provide for such special terms applicable to Participants who are citizens or residents of a foreign jurisdiction, who are foreign nationals or who are employed outside of the U.S., as the Administrator may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Administrator may approve such supplements, appendices or sub-plans to, or amendments, restatements or alternative versions of, this Plan as it may consider necessary or appropriate for such purposes, subject to Section 7.5 below. To the extent that any such supplements, appendices or sub-plans conflict with the terms of the Plan, the terms of the appendix or sub-plan shall control. Without limiting the generality of the foregoing, the Administrator is specifically authorized to adopt rules and procedures under this Section 3.4 regarding the exclusion of Subsidiaries from participation in the Plan, eligibility to participate, the definition of Compensation, the handling of payroll deductions or other contributions by Participants, the payment of interest, the conversion of local currency, data privacy security, payroll taxes, withholding procedures, the establishment of bank or trust accounts to hold payroll deductions or contributions, the determination of beneficiary designation requirements and the handling of stock certificates. The Administrator also is authorized to determine that, to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f), the terms of any right to purchase shares of Common Stock granted under the Plan during any Offering Period to citizens or residents of a non-U.S. jurisdiction will be less favorable (but not more favorable) than the terms of rights to purchase shares of Common Stock granted under the Plan to Employees who reside in the U.S.

ARTICLE IV. PURCHASE OF SHARES

4.1    Grant of Option. Subject to the limitations of Section 3.1(b), each Participant participating in such Offering Period shall be granted an Option to purchase on the Exercise Date for such Offering Period (at the applicable Option Price) up to a number of shares of Common Stock determined by dividing such Participant’s payroll deductions accumulated prior to such Exercise Date and retained in the Participant’s Plan Account on such Exercise Date by the applicable Option Price; provided that in no event shall a Participant be permitted to purchase during any Offering Period more than 6,250 shares of Common Stock (subject to any adjustment pursuant to Section 5.2). The Administrator may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of Common Stock that a Participant may purchase during such future Offering Periods. The Option shall expire on the last day of the Offering Period.

4.2    Option Price. The Option Price per share of the Common Stock sold to Participants hereunder for any given Offering Period shall be determined by the Committee, provided, that in all events, the Option Price shall be equal to or greater than 85% of the lesser of: (1) the Fair Market Value of a share of Common Stock on the Date of Exercise for such Offering Period and (2) the Fair Market Value of a share of Common Stock on the date of grant for such Offering Period.

4.3    Purchase of Shares.

(a)    On each Exercise Date on which he or she is employed, each Participant will automatically and without any action on his or her part be deemed to have exercised his or her Option to purchase at the Option Price the largest number of whole and fractional shares of Common Stock which can be purchased with the amount in the Participant’s Plan Account.

(b)    As soon as practicable following each Exercise Date, the number of whole and fractional shares of Common Stock purchased by such Participant pursuant to subsection (a) above will be delivered, in the Company’s sole discretion, to either (i) the Participant, or (ii) an account established in the Participant’s name at a stock brokerage or other financial services firm designated by the Company. If the Company is required to obtain from any commission or agency authority to issue any such shares of Common Stock, the Company will seek to obtain such authority. Inability of the Company to obtain from any such commission or agency authority which counsel for the Company deems necessary for the lawful issuance of any such shares shall relieve the Company from liability to any Participant except to refund to him or her the amount withheld.

(c)    A Participant shall have the right at any time to request in writing a certificate or certificates for all or a portion of the whole and fractional shares of Common Stock purchased hereunder. Upon receipt of a Participant’s written request for any such certificate, the Company shall (or shall cause its agent to), deliver any such certificate to the Participant as soon as practicable thereafter.

4.4    Transferability of Rights. An Option granted under the Plan shall not be transferable and is exercisable only by the Participant. No option or interest or right to the option shall be available to pay off any debts, contracts or engagements of the Participant or his or her successors in interest or shall be subject to disposition by pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempt at disposition of the option shall have no effect.

ARTICLE V. PROVISIONS RELATING TO COMMON STOCK

5.1    Common Stock Reserved. Subject to adjustment as provided in Section 5.2, there shall be 1,650,000 shares of Common Stock reserved for issuance and sale under the Plan. Such share reserve includes (i) the 1,000,000 shares of Common Stock previously reserved for issuance under the Plan (“Original Reserve”), plus (ii) an increase of 650,000 shares of Common Stock approved by the Board on March 25, 2020, subject to and effective upon stockholder approval at the Company’s 2020 Annual Meeting of Stockholders. Shares of Common Stock made available for sale under the Plan may be authorized but unissued or reacquired shares reserved for issuance under the Plan.

5.2    Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.

(a)    Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under Option, as well as the price per share and the number of shares of Common Stock covered by each Option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

(b)    Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the “New Exercise Date”), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Administrator. The New Exercise Date shall be before the date of the Company’s proposed dissolution or liquidation. The Administrator shall notify each Participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the Participant’s Option has been changed to the New Exercise Date and that the Participant’s Option shall be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 6.1 hereof.

(c)    Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, where the Company is not the surviving entity, each outstanding Option shall be assumed or an equivalent Option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, any Offering Periods then in progress shall be shortened by setting a New Exercise Date and any Offering Periods then in progress shall end on the New Exercise Date. The New Exercise Date shall be before the date of the Company’s proposed sale or merger. The Administrator shall notify each Participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the Participant’s Option has been changed to the New Exercise Date and that the Participant’s Option shall be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 6.1 hereof.

5.3    Insufficient Shares. If the Administrator determines that, on a given Exercise Date, the number of shares with respect to which Options are to be exercised may exceed (i) the number of shares of Common Stock that were available for issuance under the Plan on the Enrollment Date of the applicable Offering Period, or (ii) the number of shares available for sale under the Plan on such Exercise Date, the Administrator shall make a pro rata allocation of the shares of Common Stock available for issuance on such Exercise Date in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all Participants exercising Options to purchase Common Stock on such Exercise Date, and unless additional shares are authorized for issuance under the Plan, no further Offering Periods shall take place and the Plan shall terminate pursuant to Section 7.5 hereof. The Company may make pro rata allocation of the shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company’s shareholders subsequent to such Enrollment Date. If the Plan is so terminated, then the balance of the amount credited to the Participant’s Plan Account which has not been applied to the purchase of shares of Common Stock shall be paid to such Participant in one lump sum in cash as soon as reasonably practicable after such Exercise Date, without any interest thereon.

ARTICLE VI. TERMINATION OF PARTICIPATION

6.1    Cessation of Contributions; Voluntary Withdrawal.

(a)    A Participant may cease payroll deductions during an Offering Period by delivering written or electronic notice of such cessation to the Company in such form and at such time prior to the Exercise Date for such Offering Period as may be established by the Administrator. Upon any such cessation, the Participant shall elect to withdraw from the Plan pursuant to subsection (b) below. Upon receipt of a notice of withdrawal from the Plan, the Participant’s payroll deduction authorization and his or her Option to purchase under the Plan shall terminate.

(b)    A Participant’s withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the Participant withdraws.

(c)    A Participant who ceases contributions to the Plan during any Offering Period shall not be permitted to resume contributions to the Plan during that Offering Period.

6.2    Termination of Eligibility. Upon a Participant’s ceasing to be an Eligible Employee, for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the Participant’s Plan Account shall be paid to such Participant as soon as reasonably practicable, and such Participant’s Option for the Offering Period shall be automatically terminated. Notwithstanding the foregoing, in the case of a Participant’s death during an Offering Period, the Participant’s Plan Account containing any cash will be refunded in the Participant’s last normal payroll to be administered by the executor or administrator of the Participant’s estate. Any previously purchased Common Stock will be paid to the Participant’s estate by the stock brokerage or financial services firm upon request by the executor or administrator of the Participant’s estate.

ARTICLE VII. GENERAL PROVISIONS

7.1    Administration.

(a)    It shall be the duty of the Administrator to conduct the general administration of the Plan in accordance with the provisions of the Plan. The Administrator shall have the power to interpret the Plan and the terms of the options and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. The Administrator at its option may utilize the services of an agent to assist in the administration of the Plan including establishing and maintaining an individual securities account under the Plan for each participant. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan.

(b)    All expenses and liabilities incurred by the Administrator in connection with the administration of the Plan shall be borne by the Company. The Administrator may, with the approval of the Committee, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Administrator, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Board or Administrator shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the options, and all members of the Board or Administrator shall be fully protected by the Company in respect to any such action, determination, or interpretation.

7.2    Reports. Individual accounts shall be maintained for each Participant in the Plan. Statements of Plan Accounts shall be given to Participants at least annually, which statements shall set forth the amounts of payroll deductions, the Option Price, the number of shares purchased and the remaining cash balance, if any.

7.3    Condition of Employment. Neither the creation of the Plan nor an Employee’s participation therein shall be deemed to create a contract of employment, any right of continued employment or in any way affect the right of the Company or a Subsidiary to terminate an Employee at any time with or without cause.

7.4    Rights as Stockholders. With respect to shares of Common Stock subject to an Option, a Participant shall not be deemed to be a stockholder and shall not have any of the rights or privileges of a stockholder. A Participant shall have the rights and privileges of a stockholder when, but not until, a certificate has been issued to him or her following exercise of his or her Option.

7.5    Amendment and Termination of the Plan

(a)    The Board may, in its sole discretion, amend, suspend or terminate the Plan at any time and from time to time; provided, however, that without approval of the Company’s stockholders given within twelve (12) months before or after action by the Board, the Plan may not be amended to increase the maximum number of shares subject to the Plan or change the designation or class of Eligible Employees.

(b)    Without stockholder consent and without regard to whether any participant rights may be considered to have been “adversely affected,” the Administrator shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant’s Compensation, select one or more Designated Subsidiaries as Eligible Designated Subsidiaries, eligible to participate in any applicable Offering Period(s) in accordance with Section 3.1(a), and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable which are consistent with the Plan.

(c)    In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Administrator may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

(i)    altering the Option Price for any Offering Period including an Offering Period underway at the time of the change in Option Price;

(ii)    shortening any Offering Period so that the Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Administrator action; and

(iii)    allocating shares of Common Stock.

Such modifications or amendments shall not require stockholder approval or the consent of any Participant.

(d)    Upon termination of the Plan, the balance in each Participant’s Plan Account shall be refunded as soon as practicable after such termination, without any interest thereon.

7.6    Use of Funds; No Interest Paid. All funds received by the Company by reason of purchase of Common Stock under the Plan will be included in the general funds of the Company free of any trust or other restriction and may be used for any corporate purpose. No interest will be paid to any Participant or credited under the Plan.

7.7    Term; Approval by Stockholders. The Plan shall terminate on the tenth anniversary of the Effective Date, unless earlier terminated by action of the Board. No Option may be granted during any period of suspension of the Plan or after termination of the Plan. The Plan will be submitted for the approval of the Company’s stockholders within twelve (12) months after the date of the Board’s initial adoption of the Plan. Options may be granted prior to such stockholder approval; provided, however, that such Options shall not be exercisable prior to the time when the Plan is approved by the stockholders; provided further that if such approval has not been obtained by the end of said twelve (12)-month period, all Options previously granted under the Plan shall thereupon be canceled and become null and void.

7.8    Effect Upon Other Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company or any Subsidiary (a) to establish any other forms of incentives or compensation for Employees of the Company or any Subsidiary, or (b) to grant or assume Options otherwise than under the Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

7.9    Conformity to Securities Laws. Notwithstanding any other provision of the Plan, the Plan and the participation in the Plan by any individual who is then subject to Section 16 of the Exchange Act shall be subject to any additional limitations set forth in any applicable exemption rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

7.10    Notice of Disposition of Shares. The Company may require any Participant to give the Company prompt notice of any disposition of shares of Common Stock, acquired pursuant to the Plan, within two years after the applicable Enrollment Date or within one year after the applicable Exercise Date with respect to such shares. The Company may direct that the certificates evidencing shares acquired pursuant to the Plan refer to such requirement.

7.11    Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Participant of any sums required by federal, state or local tax law to be withheld with respect to any purchase of shares of Common Stock under the Plan or any sale of such shares.

7.12    Governing Law. The Plan and all rights and obligations thereunder shall be construed and enforced in accordance with the laws of the State of Delaware.

7.13    Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

7.14    Conditions To Issuance of Shares. The Company shall not be required to issue or deliver any certificate or certificates for shares of Common Stock purchased upon the exercise of Options prior to fulfillment of all the following conditions:

(a)    The admission of such shares to listing on all stock exchanges, if any, on which is then listed; and

(b)    The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Administrator shall, in its absolute discretion, deem necessary or advisable; and

(c)    The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable; and

(d)    The payment to the Company of all amounts which it is required to withhold under federal, state or local law upon exercise of the Option; and

(e)    The lapse of such reasonable period of time following the exercise of the Option as the Administrator may from time to time establish for reasons of administrative convenience.

7.15    Equal Rights and Privileges. All Eligible Employees of the Company (or of any Designated Subsidiary that is selected by the Administrator as an Eligible Designated Subsidiary, eligible to participate in the Plan with respect to one or more applicable Offering Periods in accordance with Section 3.1(a) hereof) will have equal rights and privileges under the Plan with respect to such Offering Period so that the Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 of the Code or applicable Treasury Regulations thereunder. Any provision of the Plan that is inconsistent with Section 423 or applicable Treasury Regulations thereunder will, without further act or amendment by the Company, the Board or the Administrator, be reformed to comply with the equal rights and privileges requirement of Section 423 or applicable Treasury Regulations thereunder.

* * * * * *

I hereby certify that the foregoing Hyatt Hotels Corporation Second Amended and Restated Employee Stock Purchase Plan was duly approved by the Board of Directors of Hyatt Hotels Corporation on March 25, 2020 and by the stockholders of Hyatt Hotels Corporation on                     , 2020.

Executed on this          day of                     , 2020.

Secretary

EXHIBIT A

Hyatt Hotels Corporation

Hyatt Corporation

Hyatt International Corporation

Hyatt Foreign Employment Services

Hyatt Louisiana, LLC, as agent of DTRS New Orleans, LLC, d/b/a Hyatt Regency New Orleans

Select Hotels Group, LLC (no Executive Matching Contributions)

Hyatt Shared Service Center, L.L.C.

Hyatt Hotels of Florida, Inc.

Harborside Hotel, LLC

Hyatt of Latin America and Caribbean, L.L.C.

Hyatt Global Services, Inc.

Wall Street Manager LLC

DH Scottsdale Management LLC

DH Seattle Management LLC

TR Chicago Management LLC

TR Baltimore Management LLC

TR Camino Management LLC

TR Sunnyvale Management LLC

TR Park South Management LLC

DRH Alii Manager LLC

DRH Lahaina Manager LLC

TR Holmdel Manager LLC

Destination Residences LLC

Destination Residences Hawaii LLC

DH Stowe Management

Wall Street Manager LLC

Exhale Enterprises LLC

Exhale Enterprises XIX, LLC (Battery Wharf)

Exhale Enterprises XXI, LLC (Ocean Resort)

Exhale Enterprises XXVI, LLC (South Beach)

Exhale Enterprises XXVII, LLC (Bal Harbour)

Kawailoa Development

Shareowner Services
P.O. Box 64945
St. Paul, MN 55164-0945

                Vote by Internet, Telephone or Mail

              24 Hours a Day, 7 Days a Week

                    Your phone or Internet vote authorizes the named

                         proxies to vote your shares in the same manner as if

                         you marked, signed and returned your proxy card.

INTERNET/MOBILE – www.proxypush.com/h Use the Internet to vote your proxy until 11:59 p.m. (CT) on Tuesday, May 19, 2020. Scan code below for mobile voting.

PHONE – 1-866-883-3382 Use a touch-tone telephone to vote your proxy until 11:59 p.m. (CT) on Tuesday, May 19, 2020.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.

Please detach here

The Board of Directors unanimously recommends a vote “FOR” each of the nominees in Proposal 1, a vote “FOR” Proposal 2, a vote “FOR” Proposal 3, a vote “FOR” Proposal 4, and a vote “FOR” Proposal 5.

1. Election of directors:	01 Thomas J. Pritzker	03 Richard C. Tuttle	☐	Vote FOR all nominees (except as marked)	☐	Vote WITHHELD from all nominees
	02 Pamela M. Nicholson	04 James H. Wooten, Jr.

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.	Ratification of the Appointment of Deloitte & Touche LLP as Hyatt Hotels Corporation’s Independent Registered Public Accounting Firm for Fiscal Year 2020.	☐	For	☐	Against	☐	Abstain

3.	Approval of the Fourth Amended and Restated Hyatt Hotels Corporation Long-Term Incentive Plan.	☐	For	☐	Against	☐	Abstain

4.	Approval of the Second Amended and Restated Hyatt Hotels Corporation Employee Stock Purchase Plan.	☐	For	☐	Against	☐	Abstain

5.	Approval, on an advisory basis, of the compensation paid to our named executive officers as disclosed pursuant to the Securities and Exchange Commission’s compensation disclosure rules.	☐	For	☐	Against	☐	Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” EACH DIRECTOR NOMINEE IN PROPOSAL 1, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3, “FOR” PROPOSAL 4, AND “FOR” PROPOSAL 5.

Address Change? Mark box, sign, and indicate changes below: ☐	Date

Signature(s) in Box
Please sign exactly as your name(s) appears on the Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

HYATT HOTELS CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

Wednesday, May 20, 2020

9:30 a.m., Central Time

The Annual Meeting of Stockholders will be hosted as a virtual event via the Internet. To attend the meeting via the Internet, please follow the instructions below:

•

Visit http://web.lumiagm.com/297849013 on your smartphone, tablet or computer. You will need the latest versions of Chrome, Safari, Internet Explorer 11, Edge and Firefox. Please ensure your browser is compatible

•	To register as a shareholder, select ‘I have a Control Number’. If you are a visitor, select ‘General Access’

•	As a shareholder, you will then be required to enter your control number which is located in the upper right hand corner on the reverse side of this notice.

•	The Meeting Code is Hyatt2020 (case sensitive)

•	As a visitor, you will be prompted to complete first name, last name and email address

•	When successfully authenticated, the info screen will be displayed. You can view company information, ask questions and watch the webcast.

Hyatt Hotels Corporation 150 North Riverside Plaza Chicago IL 60606	proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting of Stockholders on May 20, 2020

The shares of stock you hold in your account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted “FOR” each director nominee in Proposal 1, “FOR” Proposal 2, “FOR” Proposal 3, “FOR” Proposal 4, and “FOR” Proposal 5.

By signing the proxy, you revoke all prior proxies and appoint Mark S. Hoplamazian and Margaret C. Egan, and each of them, with full power of substitution, as proxies and attorneys-in-fact to vote your shares as directed with respect to each of the proposals shown on the reverse side and in their discretion (1) with respect to any other matters which may properly come before the Annual Meeting of Stockholders and any adjournment or postponement thereof and (2) for the election of such other candidate or candidates as may be nominated by the board of directors if any nominee named herein becomes unable to serve or for good cause will not serve.

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to be Held on May 20, 2020.

The proxy statement for the Annual Meeting of Stockholders and Annual Report

for the fiscal year ended December 31, 2019 are available at http://wfss.mobular.net/wfss/h/.

See reverse for voting instructions.